SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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NORFOLK SOUTHERN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of the 2015 Annual Meeting
and 2015 Proxy Statement

Thursday, May 14, 2015, at 8:30 A.M. Eastern Daylight Time
Conference Center, Williamsburg Lodge, South England Street, Williamsburg, Virginia

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NORFOLK SOUTHERN CORPORATION
Three Commercial Place, Norfolk, Virginia 23510

Thursday, May 14, 2015
8:30 A.M., Eastern Daylight Time
Conference Center, Williamsburg Lodge, South England Street, Williamsburg, Virginia

Agenda
We will hold our Annual Meeting of Stockholders for the following purposes:

1.	Election of thirteen directors for one year terms ending in 2016.
2.	Ratification of the appointment of KPMG LLP, independent registered public accounting firm, as our independent auditors for 2015.
3.	Approval, by non-binding vote, of executive compensation.
4.	Approval of the Norfolk Southern Corporation Executive Management Incentive Plan, as amended.
5.	Approval of the Norfolk Southern Corporation Long-Term Incentive Plan, as amended.

Transaction of such other business as properly may come before the meeting and any adjournments or postponements of the meeting.

Record Date
Only stockholders of record as of the close of business on March 5, 2015, will be entitled to notice of, and to vote at, the meeting.

Admission
Only stockholders or their legal proxies may attend the Annual Meeting. To be admitted, you must bring photo identification and – if you are a beneficial owner of shares held in street name – proof of stock ownership. Refer to page 2 for information about attending the Annual Meeting.

By order of the Board of Directors, DENISE W. HUTSON Corporate Secretary
Dated: March 25, 2015
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 14, 2015

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Availability of Proxy Materials, or Notice, to certain of our stockholders of record, and we are sending a paper copy of the proxy materials and proxy card to other stockholders of record who we believe would prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners may be sending their own similar Notice. In accordance with SEC rules, you may access our notice and proxy statement and Annual Report at www.voteproxy.com, which does not have “cookies” that identify visitors to the site. The Notice also includes instructions for requesting a printed copy of the materials. The notice and proxy statement are also available at that web site. In addition, this proxy statement and our Annual Report are available on our web site at www.nscorp.com.

2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

If you do not expect to attend the meeting, we urge you to provide your proxy by marking, dating and signing the proxy card and returning it in the accompanying envelope, or by submitting your proxy over the telephone or the Internet as more particularly described on the proxy card. You may revoke your proxy at any time before your shares are voted by following the procedures described in the proxy statement.

Advance Voting Methods

Even if you plan to attend the 2015 Annual Meeting of Stockholders in person, please vote right away using one of the following advance voting methods (see page 1 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions. You can vote in advance in one of four ways:

Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL
Scan the QR code found at the end of this statement to vote VIA MOBILE DEVICE

2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

GENERAL INFORMATION

GENERAL INFORMATION

Voting and Proxies

The following questions and answers provide guidance on how to vote your shares.

WE WANT TO HEAR FROM YOU – VOTE TODAY.

Who can vote?
Stockholders who are record owners of our common stock as of the close of business on March 5, 2015, are entitled to notice of and to vote at the 2015 Annual Meeting.

As of the close of business on the March 5, 2015, record date, 326,645,000 shares of our common stock were issued and outstanding. Of those shares, 306,324,223 shares were owned by stockholders entitled to one vote per share. The remaining 20,320,777 shares were held by our wholly owned subsidiaries, which are not entitled to vote those shares under Virginia law.

What will I be voting on?
Stockholders will be voting (i) to elect directors of Norfolk Southern, (ii) to appoint KPMG as auditors of Norfolk Southern, (iii) in an advisory, non-binding capacity, on the approach to executive compensation disclosed in the Compensation Discussion and Analysis in this Proxy Statement, (iv) to approve the Norfolk Southern Corporation Executive Management Incentive Plan, as amended, and (v) to approve the Norfolk Southern Corporation Long-Term Incentive Plan, as amended. Our Board of Directors is recommending that stockholders vote FOR items (i) through (v).

How many shares are needed at the Annual Meeting to constitute a quorum?
The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the 2015 Annual Meeting is necessary to constitute a quorum. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

How will these matters be decided at the meeting?
A majority of votes cast in favor of each proposal, in person or by proxy, will constitute approval of these matters at the Annual Meeting. More information on the voting requirement for each item is included in the description of the matter in the proxy statement.

Who is soliciting my proxy?
The Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting of Stockholders. If you give the Board of Directors your proxy, your shares will be voted in accordance with the selections you indicate on the proxy card.

Who is paying for this solicitation?
Norfolk Southern pays the cost of preparing proxy materials and soliciting proxies, including the reimbursement, upon request, of trustees, brokerage firms, banks and other nominee record holders for the reasonable expenses they incur to forward proxy materials to beneficial owners. Our officers and other employees may solicit proxies by telephone, facsimile, electronic mail or personal interview; they receive no additional compensation for doing so. We have retained Innisfree M&A Incorporated to assist in the solicitation of proxies at an anticipated approximate cost of $15,000 plus reasonable out-of-pocket expenses.

What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?
If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered a stockholder of record with respect to those shares. If your shares are held in a brokerage account or bank, broker or other nominee, you are considered the “beneficial owner” of such shares.

How do I vote if I am a stockholder of record?
If you are the record owner of any shares of our common stock (the shares are registered in your name), you may vote your shares by submitting your proxy card or by voting in person at the 2015 Annual Meeting.

You also may vote by telephone or the Internet in the manner described on the proxy card, or you may vote by marking, dating and signing the proxy card and mailing it to American Stock Transfer and Trust Company Shareholder Services.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

GENERAL INFORMATION

How do I vote in person at the Annual Meeting?
To obtain directions to attend the meeting and vote in person, you may contact:

Denise W. Hutson, Corporate Secretary
Norfolk Southern Corporation
Three Commercial Place, 13th Floor
Norfolk, Virginia 23510-9219
Telephone: 757-823-5567

If you are not a record stockholder, you can only vote in person at the Annual Meeting if you bring a proxy from the record holder (the broker, bank or other nominee who holds your shares).

How do I gain admission to the Annual Meeting?
Only stockholders or their legal proxies may attend the Annual Meeting. If you are a record owner of shares held in your name, you must bring a valid, government-issued photo identification. If you are a beneficial owner of shares held in street name by a broker, bank, or other nominee, you must bring a valid, government-issued photo identification and proof of beneficial ownership, such as: 1) a copy of the voting information form from your bank or broker with your name on it; 2) a letter from your bank or broker stating that you owned shares of our common stock as of the Record Date; or 3) an original brokerage account statement indicating that you owned shares of our common stock as of the Record Date.

How do I vote if I am a beneficial stockholder?
If you are the beneficial owner of any shares held in street name by a broker, bank or other nominee, you may vote your shares by submitting your voting instructions to that entity. Please refer to the voting instruction form that your broker, bank or other nominee record holder included with these materials.

Your shares may be voted on certain matters if they are held in street name by a broker, even if you do not provide the record holder with voting instructions; brokers have the authority under New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The ratification of the selection of KPMG LLP as our independent registered public accounting firm (Item 2) is considered a routine matter for which brokers may vote shares they hold in street name, even in the absence of voting instructions from the beneficial owner. The election of directors (Item 1), advisory vote on executive compensation (Item 3), approval of Amended EMIP (Item 4), and approval of Amended LTIP (Item 5) are not considered routine matters, and a broker cannot vote shares it holds in street name on these proposals if it has not received voting instructions from the beneficial owner of the shares with respect to the proposals.

How do I vote if I own common stock through an employee plan?
If shares are credited to your account in the Norfolk Southern Corporation Thoroughbred Retirement Investment Plan or the Thrift and Investment Plan, you will receive an instruction form from the trustee of that plan. Your instruction form submitted by mail, over the telephone or Internet serves as voting instructions for the trustee of the plans, Vanguard Fiduciary Trust Company. If your proxy is not received by 5 P.M. Eastern Time on May 11, 2015, the trustee of these plans will vote your shares for each item on the proxy card in the same proportion as the shares that are voted for that item by the other participants in the respective plan.

What if I change my mind after I vote?
Any stockholder of record may revoke a previously submitted proxy at any time before the shares are voted by: (a) giving written notice of revocation to our Corporate Secretary; (b) submitting subsequent voting instructions over the telephone or the Internet; (c) delivering a validly completed proxy card bearing a later date; or (d) attending the 2015 Annual Meeting and voting in person. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the 2015 Annual Meeting and voting in person.

What is householding?
As permitted by the Securities Exchange Act of 1934, we may deliver a single copy of the Annual Report and proxy statement, or the Notice of Internet Availability, to multiple record stockholders sharing an address. This is known as householding. Upon request, we will promptly deliver a separate copy of the Annual Report or proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. If you would like a separate copy of this proxy statement or the 2014 Annual Report now or in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you may contact: Denise W. Hutson, Corporate Secretary, Norfolk Southern Corporation, Three Commercial Place, 13th Floor, Norfolk, Virginia 23510-9219 (telephone 757-823-5567).

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

GENERAL INFORMATION

Are votes confidential? Who counts the votes?
We have policies in place to safeguard the confidentiality of proxies and ballots. American Stock Transfer and Trust Company, Brooklyn, N.Y., which we have retained to tabulate all proxies and ballots cast at the 2015 Annual Meeting, is bound contractually to maintain the confidentiality of the voting process. In addition, each Inspector of Election will have taken the oath required by Virginia law to execute duties faithfully and impartially.

None of our employees or members of our Board of Directors have access to completed proxies or ballots and, therefore, do not know how individual stockholders vote on any matter. However, when a stockholder writes a question or comment on a proxy or ballot, or when there is a need to determine the validity of a proxy or ballot, our management and/or their representatives may be involved in providing the answer to the question or in determining such validity.

Who can I call with questions?
You may contact:

Denise W. Hutson, Corporate Secretary
Norfolk Southern Corporation
Three Commercial Place, 13th Floor
Norfolk, Virginia 23510-9219
Telephone: 757-823-5567

How may I contact the transfer agent?
You may contact American Stock Transfer and Trust Company, LLC (“AST”) at 877-864-4750.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

2015 PROXY SUMMARY

2015 PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement before voting.

Annual Meeting of Stockholders

Time and Date	Thursday, May 14, 2015, at 8:30 A.M., Eastern Daylight Time
Place	Conference Center, Williamsburg Lodge South England Street, Williamsburg, Virginia
Record Date	March 5, 2015
Voting

Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on at this meeting.

Business of the Meeting

		Board Vote Recommendation	Page (for additional information)

Election of 13 Directors		FOR EACH NOMINEE	10

Other Board Proposals:
●	Ratification of KPMG as Auditor for 2015	FOR	15
●	Advisory Resolution to Approve Executive Compensation	FOR	16
●	Approval of Norfolk Southern Corporation Executive Management Incentive Plan, as amended	FOR	17
●	Approval of Norfolk Southern Corporation Long-Term Incentive Plan, as amended	FOR	21

Transact other business that properly comes before the meeting or any adjournment or postponement thereof.

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

2015 PROXY SUMMARY

DIRECTOR NOMINEES

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships

Thomas D. Bell, Jr.	65	2010	Chairman	√	Compensation
			Mesa Capital Partners, LLC		Executive
					Finance
Erskine B. Bowles	69	2011	Senior Advisor and	√	Compensation
			Non-Executive Vice Chairman		Finance
			BDT Capital Partners, LLC
Robert A. Bradway	52	2011	Chairman and CEO	√	Audit
			Amgen, Inc.		Governance & Nominating
Wesley G. Bush	53	2012	Chairman, CEO and	√	Compensation
			President		Finance
			Northrup Grumman Corp.
Daniel A. Carp	66	2006	Non-Executive	√	Compensation
			Delta Air Lines, Inc.		Governance & Nominating
					Executive
Karen N. Horn	71	2008	Partner	√	Audit
			Brock Capital Group		Governance & Nominating
					Executive
Steven F. Leer	62	1999	Senior Advisor to the	√	Compensation
			President/CEO of		Governance & Nominating
			Arch Coal, Inc.		Executive
Michael D. Lockhart	66	2008	Former Chairman, President	√	Audit
			and CEO Armstrong World		Finance
			Industries, Inc.
Amy E. Miles	48	2014	CEO Regal Entertainment	√	Audit
			Group, Inc.		Finance
Charles W. Moorman, IV	63	2005	Chairman and CEO		Executive
			Norfolk Southern Corp.
Martin H. Nesbitt	52	2013	Co-Founder	√	Audit
			The Vistria Group		Finance
James A. Squires	53	2014	President
			Norfolk Southern Corp.
John R. Thompson	63	2013	Former Senior Vice President	√	Audit
			Best Buy.com		Governance & Nominating

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

2015 PROXY SUMMARY

BOARD OF DIRECTOR PROPOSALS

Ratification of KPMG as Auditor for 2015. As a matter of good governance, we are asking stockholders to ratify the selection of KPMG as our independent auditors for 2015.

Advisory Resolution to Approve Executive Compensation. We are asking our stockholders to approve, on an advisory basis, our named executive officer compensation. The Board recommends a FOR vote because it believes that our compensation policies and practices are effective in achieving the company’s goals of aligning executives’ compensation with overall business strategies, attracting and retaining highly qualified executives, and providing incentives that drive stockholder value.

Approval of the Norfolk Southern Corporation Executive Management Incentive Plan, as amended (“Amended EMIP”) and the Norfolk Southern Corporation Long-Term Incentive Plan, as amended (“Amended LTIP”). We are asking our stockholders to approve the material terms of the Amended EMIP and the Amended LTIP. The Board recommends a vote FOR both proposals so as to continue to allow Norfolk Southern the opportunity to make performance-based awards under both plans that are deductible under current tax laws. The Board further recommends a vote FOR the Amended LTIP to allow Norfolk Southern to continue to align the interests of directors and employees with the interests of stockholders, by allowing directors and employees to acquire an ownership interest in Norfolk Southern through equity awards. The Board determined that there was a need for additional shares to be made available for long-term incentives that may be awarded under the plan and, as a result, the Board approved, subject to stockholder approval, an additional 8 million shares. The Amended LTIP and Amended EMIP allow Norfolk Southern to award a significant portion of the compensation paid to the Named Executive Officers as performance-based and at-risk compensation, as shown in the charts on pages 51-52 of the Compensation Discussion & Analysis.

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

2015 PROXY SUMMARY

BUSINESS HIGHLIGHTS

This summary provides highlights from our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC on February 11, 2015, to assist you in reviewing Norfolk Southern’s 2014 performance. The information contained below is only a summary, and you should refer to the more comprehensive discussions contained in our 2014 Form 10-K for additional information about these highlights.

Our strong 2014 financial results reflect higher volumes and an all-time low operating ratio, demonstrating our ability to leverage existing and new markets and our commitment to controlling costs and improving productivity. Demand for our transportation services exceeded our expectations. The surge of volume growth and severe winter weather led to resource shortages and network delays during the year, but we have improved our operations by employing additional resources, and we expect improvement to continue through 2015.

Our 2014 railway operating revenues were a record high at $11.6 billion, income from railway operations were a record high at $3.6 billion, and our highest ever net income of $2.0 billion created a record $6.39 earnings per diluted share. During 2014:

●	Our financial results were driven by a 7% increase in intermodal revenue and a 6% increase in general merchandise revenue, which offset a 6% decline in coal revenues.
●	Our operating expenses increased only 1% for the year while handling 5% more volume than 2013. Our operating efficiency was reflected in our operating ratio, which set a record at 69.2%.
●

We generated $2.9 billion in cash from operations, from which we were able to invest $2.1 billion in capital spending and distribute $687 million in dividends. We raised our dividends per share from $2.04 in 2013 to $2.22 for 2014, an increase of approximately 9%, and declared another $0.02 per share increase for the first quarter of 2015. The remainder of our cash from operations, combined with borrowing proceeds, supported $318 million of share repurchases and retirement of 3.1 million shares of stock. In 2015, we anticipate $2.4 billion in capital spending and approximately $1 billion in share repurchases, both significantly higher levels than 2014.

●

We continued to invest in our network through our capital spending program. We added capacity and operating flexibility to our network with a major expansion of our yard at Bellevue, Ohio, and with completion of a bridge in Chicago known as the Englewood flyover, and we anticipate completing several additional projects early in 2015 to further improve the fluidity of our operations.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

2015 PROXY SUMMARY

*Assumes that the value of the investment in Norfolk Southern Corporation common stock and each index was $100 on Dec. 31, 2009, and that all dividends were reinvested. Data furnished by Bloomberg Financial Markets.

COMPENSATION ALIGNMENT

●

The compensation earned in 2014 by our Chief Executive Officer (“CEO”), President and Executive Vice Presidents (“EVPs”) who are named executive officers, as described in the Compensation Discussion and Analysis section of this Proxy Statement, reflect our policy of having a significant portion of executive income tied to corporate performance and shareholder returns.

●

79% of our CEO’s compensation and 70% of the other named executive officers’ compensation awarded for 2014 was at risk, and the earnout of 53% of the CEO’s compensation and 49% of the other named executive officers’ compensation was based on the achievement of established corporate performance goals.

●	75% of our CEO’s compensation and 60% of the other named executive officers’ compensation for 2014 were equity-based long-term incentive awards that ultimately will be paid in Norfolk Southern stock.
●

Our CEO and other named executive officers earned approximately 81% of their annual incentive opportunity based on achieving above-target performance levels for operating income and operating ratio, but a below-target performance level for the composite service measure. Although our operating income and operating ratio improved compared to 2013, the composite service measure declined from 83% to 70% reflecting network congestion and therefore nothing was earned for that goal.

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

2015 PROXY SUMMARY

●

For the performance-based portion of the long-term equity award, our CEO and other named executive officers earned approximately 51% of performance share units for the three-year cycle ending in 2014, based on goals for total shareholder return (TSR), return on average invested capital and operating ratio. The goals were equally weighted, and we achieved an 81% payout for return on average invested capital and 71% for operating ratio. TSR did not meet our established goals, so nothing was earned for that goal.

●

To further align our TSR with performance share earnouts, the Compensation Committee eliminated operating ratio as a performance goal for performance share units awarded in 2014 and based half (rather than one-third) of the earnout on relative TSR. These performance share units will be earned at the end of 2016, so the impact of this change will be reflected at that time.

●

The Compensation Committee re-examined our peer group, which consists of the six other North American Class I railroads, and examined peer groups utilized by proxy advisory firms in 2013. In consultation with its compensation consultant, the Compensation Committee determined that our current peer group is the most relevant comparator for our compensation program because they are more likely to compete with Norfolk Southern for key management talent than smaller railroads and other non-railroad transportation and industrial companies.

In 2015, the Compensation Committee made the following changes to better align compensation with performance:
●

Changed the performance targets and resulting payouts for the 2015 annual incentive award to increase the operating income and operating ratio performance goals for threshold, target and maximum payouts.

●

After considering Norfolk Southern’s relative TSR performance for 2012-2014, continued the 50% weighting for the TSR goal in performance share units and capped the earnout for the TSR goal at target payout when three-year TSR is negative.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

PROPOSALS REQUIRING YOUR VOTE

PROXY STATEMENT

This proxy statement and the accompanying proxy card relate to the Board of Directors’ solicitation of your proxy for use at our Annual Meeting of Stockholders to be held on May 14, 2015. We began mailing to stockholders this proxy statement and the accompanying proxy card, or where applicable the Notice of Availability of Proxy Materials, on approximately March 25, 2015, in order to furnish information relating to the business to be transacted at the 2015 Annual Meeting. We also included a copy of our 2014 Annual Report and its Form 10-K (referred to together herein as the “Annual Report”) in the mailing for informational purposes; the Annual Report is not a part of the proxy solicitation materials.

PROPOSALS REQUIRING YOUR VOTE

ITEM 1: ELECTION OF DIRECTORS

Our directors are elected annually and their terms will expire at the 2015 Annual Meeting. The following individuals are nominated for election as directors: Thomas D. Bell, Jr., Erskine B. Bowles, Robert A. Bradway, Wesley G. Bush, Daniel A. Carp, Karen N. Horn, Steven F. Leer, Michael D. Lockhart, Amy E. Miles, Charles W. Moorman, IV, Martin H. Nesbitt, James A. Squires and John R. Thompson.

Unless you instruct otherwise when you give us your proxy, it will be voted in favor of the election of Mr. Bell, Mr. Bowles, Mr. Bradway, Mr. Bush, Mr. Carp, Dr. Horn, Mr. Leer, Mr. Lockhart, Ms. Miles, Mr. Moorman, Mr. Nesbitt, Mr. Squires and Mr. Thompson as directors for one-year terms that begin at the 2015 Annual Meeting of Stockholders and continue until the 2016 Annual Meeting of Stockholders or until the election and qualification of their respective successors or their earlier removal or resignation.

If any nominee becomes unable to serve, your proxy will be voted for a substitute nominee to be designated by the Board of Directors, or the Board of Directors will reduce the number of directors.

So that you have information concerning the independence of the process by which our Board of Directors selected the nominees, we confirm, as required by the SEC, that (1) there are no family relationships among any of the nominees or among any of the nominees and any officer and (2) there is no arrangement or understanding between any nominee or director and any other person pursuant to which the nominee or director was selected.

The Board of Directors recommends that the stockholders vote FOR each of the nominees for election as directors.

Vote Required to Elect a Director: Pursuant to our Bylaws, in uncontested elections of directors such as this election, directors are elected at a meeting, so long as a quorum for the meeting exists, by a majority of votes cast by the shares entitled to be voted in the election. Abstentions or shares that are not voted are not counted as cast for this purpose. Any nominee for director who is not elected pursuant to this Bylaw provision must promptly tender his or her resignation to the Board of Directors for consideration by our Governance and Nominating Committee. Brokers do not have the authority to vote their customers’ shares on this matter if they do not receive instructions as to how to vote on this item.

Additional information on the “Areas of Expertise” for directors and nominees can be found on page 34 of this proxy statement under “Qualifications of Directors and Nominees.”

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

PROPOSALS REQUIRING YOUR VOTE

NOMINEES—FOR TERMS EXPIRING IN 2016

Thomas D. Bell, Jr.

Independent: Director since 2010
Areas of Expertise: CEO/Senior Officer; Governance/Board; Governmental Relations; Human Resources/Compensation; Marketing; Strategic Planning

Mr. Bell, 65, is the Chairman of Mesa Capital Partners, a real estate investment company. Mr. Bell also served as non-executive Chairman of SecurAmerica LLC, a provider of contract security services, from 2010 through 2012. Mr. Bell previously served as Chairman and Chief Executive Officer of Cousins Properties, Inc. and Chairman and Chief Executive Officer of Young and Rubicam Inc. He is a director of Regal Entertainment Group, Inc. and AGL Resources and has also previously served as a director of Cousins Properties, Inc.

Erskine B. Bowles

Independent: Director since 2011
Areas of Expertise: CEO/Senior Officer; Finance/Accounting; Governance/Board; Governmental Relations; Human Resources/Compensation; Strategic Planning

Mr. Bowles, 69, has been a Senior Advisor and non-executive Vice Chairman of BDT Capital Partners, LLC, since January 2012 and a Senior Advisor to Carousel Capital since 2001. He was Co-Chairman of the National Commission on Fiscal Responsibility and Reform. Mr. Bowles was President of the University of North Carolina from 2006 to 2010, and previously served as White House Chief of Staff under President Clinton. He is currently a director of Morgan Stanley, Facebook, Inc. and Belk, Inc. Mr. Bowles was formerly a director of General Motors Company, Cousins Properties, Inc., and North Carolina Mutual Life Insurance Company.

Robert A. Bradway

Independent: Director since 2011
Areas of Expertise: CEO/Senior Officer; Finance/Accounting; Governance/Board; Governmental Relations; Information Technology; Strategic Planning

Mr. Bradway, 52, has been the Chief Executive Officer of Amgen, Inc., a biotechnology company, since May 2012. Mr. Bradway previously served as President and Chief Operating Officer of Amgen from 2010 through 2012 and as Executive Vice President and Chief Financial Officer from 2007 to 2010. Mr. Bradway is a director of Amgen and was elected as chairman of its Board of Directors in 2013.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

PROPOSALS REQUIRING YOUR VOTE

Wesley G. Bush

Independent: Director since 2012
Areas of Expertise: CEO/Senior Officer; Finance/Accounting; Governance/Board; Governmental Relations; Strategic Planning; Transportation

Mr. Bush, 53, has been Chief Executive Officer and President of Northrop Grumman Corporation, a global aerospace and defense technology company, since 2010, having served previously as Northrop Grumman’s President and Chief Operating Officer from 2007 to 2009, and President and Chief Financial Officer from 2006 to 2007. Mr. Bush is a director of Northrop Grumman and was elected as Chairman of its Board of Directors in 2011.

Daniel A. Carp

Independent: Director since 2006
Areas of Expertise: CEO/Senior Officer; Governance/Board; Human Resources/ Compensation; Information Technology; Strategic Planning; Transportation

Mr. Carp, 66, served as Chairman of the Board and Chief Executive Officer of Eastman Kodak Company until his retirement in 2005. He is non-executive Chairman of the Board of Delta Air Lines, Inc. and is also a director of Texas Instruments Incorporated.

Karen N. Horn

Independent: Director since 2008
Areas of Expertise: CEO/Senior Officer; Finance/Accounting; Governance/Board; Human Resources/Compensation; Strategic Planning

Dr. Horn, 71, has been a partner with Brock Capital Group since 2003. Dr. Horn served as president of Private Client Services and managing director of Marsh, Inc., a subsidiary of MMC, from 1999 until her retirement in 2003. Dr. Horn previously served as President of the Federal Reserve Bank of Cleveland. Dr. Horn serves as director of T. Rowe Price Mutual Funds, Simon Property Group, Inc., and Eli Lilly and Company. She is Vice Chairman of the U.S. Russia Foundation, Vice Chairman of the National Bureau of Economic Research and a member of the Council on Foreign Relations.

Steven F. Leer

Independent: Director since 1999
Areas of Expertise: CEO/Senior Officer; Environmental/Safety; Governance/Board; Human Resources/Compensation; Marketing; Strategic Planning; Transportation

Mr. Leer, 62, served as the Chief Executive Officer of Arch Coal, Inc., a company engaged in coal mining and related businesses, from 1992 through 2012, as Chairman of its Board of Directors from 2006 through 2012 and as its Executive Chairman from 2012 through 2014. Mr. Leer currently serves as Senior Advisor to the President and CEO of Arch Coal. He is also a director of USG Corporation.

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Michael D. Lockhart

Independent: Director since 2008
Areas of Expertise: CEO/Senior Officer; Finance/Accounting; Governance/Board; Marketing; Strategic Planning; Transportation

Mr. Lockhart, 66, served as Chairman of the Board, President and Chief Executive Officer of Armstrong World Industries, Inc., and its predecessor, Armstrong Holdings, Inc., from 2000 until his retirement in February 2010. Mr. Lockhart previously served as Chairman and Chief Executive Officer of General Signal Corporation, a diversified manufacturer, from September 1995 until it was acquired in 1998. Mr. Lockhart has previously served as a director of Armstrong World Industries, Inc.

Amy E. Miles

Independent: Director since 2014
Areas of Expertise: CEO/Senior Officer; Finance/Accounting; Governance/Board; Marketing; Strategic Planning

Ms. Miles, 48, has served as Chief Executive Officer of Regal Entertainment Group, Inc., the largest movie theater company in the U. S., since 2009. Prior to that, she served as Executive Vice President, Chief Financial Officer, and Treasurer of Regal Entertainment Group, Inc. Miles joined Regal Cinemas Inc. as Senior Vice President Finance in 1999, after working with Deloitte & Touche LLP and PricewaterhouseCoopers LLP. Ms. Miles also serves as a director of Regal Entertainment Group, Inc., National CineMedia, Inc., and Townsquare Media, Inc.

Charles W. Moorman, IV

Director since 2005
Areas of Expertise: CEO/Senior Officer; Environmental/Safety; Governance/Board; Governmental Relations; Information Technology; Strategic Planning; Transportation

Mr. Moorman, 63, has been Chairman of Norfolk Southern Corporation since February 2006 and Chief Executive Officer since November 2005. Prior thereto he served as President, Senior Vice President Corporate Planning and Services, President Thoroughbred Technology and Telecommunications, Inc., Vice President Information Technology and Vice President Personnel and Labor Relations. He is also a director of Chevron Corporation. Effective June 1, 2015, he will step down as Chief Executive Officer and serve as Executive Chairman.

Martin H. Nesbitt

Independent: Director since 2013
Areas of Expertise: CEO/Senior Officer; Finance/Accounting; Governance/Board; Governmental Relations; Marketing; Strategic Planning

Mr. Nesbitt, 52, is the Co-Founder of The Vistria Group, a private equity firm. Mr. Nesbitt served as President and Chief Executive Officer of PRG Parking Management, LLC, an off-airport parking management company, and Managing Director of Green Courte Partners, LLC, a real estate investment firm, until 2012. Mr. Nesbitt is a director of Jones Lang LaSalle Incorporated and Pebblebrook Hotel Trust.

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James A. Squires

Director since 2014
Areas of Expertise: CEO/Senior Officer; Finance/Accounting; Governance/Board; Human Resources and Compensation; Strategic Planning; Transportation

Mr. Squires, 53, has been President of Norfolk Southern since 2013. Prior thereto he served as Executive Vice President-Administration, Executive Vice President-Finance and Chief Financial Officer, Senior Vice President Finance, Senior Vice President Law, and Vice President Law of Norfolk Southern Corporation. Effective June 1, 2015, he will assume the role of Chief Executive Officer and President.

John R. Thompson

Independent: Director since 2013
Areas of Expertise: CEO/Senior Officer; Finance/Accounting; Governance/Board; Governmental Relations; Information Technology; Marketing; Strategic Planning

Mr. Thompson, 63, has been a government relations consultant for Best Buy Co., Inc., a multinational consumer electronics corporation, since October 2012. Mr. Thompson served as Senior Vice President and General Manager of BestBuy. com from 2002 through 2012. Mr. Thompson is a director of Belk, Inc.

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ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on January 22, 2015, the Audit Committee of the Board of Directors appointed the firm of KPMG LLP (“KPMG”), independent registered public accounting firm, to perform for 2015 the integrated audit of our consolidated financial statements and internal control over financial reporting. KPMG and its predecessors have been retained as Norfolk Southern’s external auditor since 1983 (and prior to that for one of our predecessor companies, Norfolk and Western Railway Company, since 1969).

Pursuant to its charter, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of Norfolk Southern’s independent registered public accounting firm. In connection with this oversight, the Audit Committee is involved in the selection of the lead audit partner for the engagement. In addition, the Audit Committee is responsible for negotiating and approving the fees paid to KPMG. In determining whether to reappoint KPMG this year, the Audit Committee reviewed the performance and independence of the firm and considered a number of factors, including the quality of its interactions and discussion with KPMG, the performance of the firm in the audit engagement, the qualifications of the audit team, and the length of time the firm has been engaged and whether rotation of the independent auditor would be in the best interest of Norfolk Southern. The Audit Committee and the Board of Directors believe that the continued engagement of KPMG as our independent registered public accounting firm is in the best interests of Norfolk Southern and its stockholders.

For the years ended December 31, 2014, and December 31, 2013, KPMG billed us for the following services:

	2014	2013
Audit Fees[1]	$2,414,800	$2,439,700
Audit-Related Fees[2]	$128,400	$127,800
Tax Fees[3]	$121,770	$40,890
All Other Fees	$0	$0
Total Fees	$2,664,970	$2,608,390

1Audit Fees include fees for professional services performed by KPMG for the audit of our consolidated financial statements and internal control over financial reporting (integrated audit), the review of our consolidated financial statements included in our 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

2Audit-Related Fees principally include fees for audit-related tax services, employee benefit plan audits and audits of subsidiaries and affiliates, and other attestation services.

3Tax Fees consist of tax advice, planning, and consulting services.

The Audit Committee requires that management obtain prior approval from the Committee for all audit and permissible non-audit services to be provided. The Audit Committee considers and approves at each January meeting anticipated services to be provided during the year, as well as the projected fees for those services. The Audit Committee considers and pre-approves additional services and projected fees as needed at each meeting. The Audit Committee has delegated authority to its Chair to pre-approve services between meetings, provided that the Chair reports any such pre-approval to the Audit Committee at its next meeting. The Audit Committee will not approve non-audit engagements that would violate SEC rules or impair the independence of our independent registered public accounting firm. All services rendered to us by KPMG in 2014 and 2013 were pre-approved in accordance with these procedures.

Representatives of KPMG are expected to be present at the 2015 Annual Meeting, with the opportunity to make a statement if they so desire and available to respond to appropriate questions.

The Audit Committee recommends, and the Board of Directors concurs, that stockholders vote FOR the proposal to ratify the selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2015.

Vote Required to Ratify Appointment: Under Virginia law and under our Restated Articles of Incorporation, actions such as the ratification of the appointment of auditors are approved, so long as a quorum for the meeting exists, if the number of votes cast favoring the action exceeds the number of votes cast opposing the action. Abstentions or shares that are not voted are not counted as cast for this purpose. Brokers have the authority to vote their customers’ shares on the ratification of the appointment of KPMG as our independent registered public accounting firm even if they do not receive instructions as to how to vote on the matter.

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ITEM 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are requesting that our stockholders approve, by advisory vote, the compensation of our Named Executive Officers, as such compensation is reflected in our “Compensation Discussion and Analysis” beginning on page 45 and our Executive Compensation Tables beginning on page 62. This “Say-on-Pay” vote is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. While the Say-on-Pay vote is advisory, and therefore not binding on the Board, the Compensation Committee will consider the results of any significant vote against the compensation of the Named Executive Officers and determine whether any actions are necessary or advisable to address the concerns expressed by stockholders. In accordance with the recommendation of our stockholders at the 2011 Annual Meeting, the Board of Directors has determined to seek a stockholder advisory vote on executive compensation annually until the next required vote on the frequency of such advisory votes. We are required to hold such frequency votes at least every six years.

Our Compensation Committee designed our executive compensation program with advice from its compensation consultant. The executive compensation program is designed to align executives’ compensation with our overall business strategies, attract and retain highly qualified executives, and provide incentives that drive stockholder value. The Compensation Committee approved a mix of salary, annual cash incentive and equity incentive compensation that it believes best serves the interests of Norfolk Southern and its stockholders in achieving those objectives.

The compensation of our Named Executive Officers in 2014 consisted primarily of the following components, all as described more fully in the “Compensation Discussion and Analysis” beginning on page 45:

●	Base Salary.
●	Annual Incentive: The annual incentive paid under the Executive Management Incentive Plan is based on performance against financial, operational and service metrics.
●

Long-Term Incentive Awards: Norfolk Southern’s long-term equity incentive awards under the Long-Term Incentive Plan target longer-term achievement of corporate objectives and are designed to create an ownership culture among the executives of Norfolk Southern. Grants under the Long-Term Incentive Plan include stock options, time-based restricted stock units and performance shares that are earned out based on achievement of corporate objectives over a three-year performance cycle, all as more fully described in the Compensation Discussion and Analysis.

●

Retirement Plans and Programs: Norfolk Southern’s Retirement Plan and Supplemental Benefit Plan, both as more fully described in the Compensation Discussion and Analysis, provide retirement benefits to our Named Executive Officers and provide Norfolk Southern with the ability to retain key executives over a longer period.

The Board of Directors and its Compensation Committee believe the program for compensation of the Named Executive Officers is appropriately designed to support Norfolk Southern’s goals and has an appropriate mix of cash and equity and an appropriate balance between short-term and long-term compensation. Accordingly, the Board of Directors recommends that stockholders approve the program by approving the following advisory resolution:

RESOLVED, that the stockholders of Norfolk Southern Corporation approve, on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2014 Summary Compensation Table and the other related tables and disclosures.

The Board of Directors recommends a vote FOR the resolution approving the compensation of our Named Executive Officers.

Vote Required: Under Virginia law and under our Restated Articles of Incorporation, actions such as the resolution on executive compensation are approved, so long as a quorum for the meeting exists, if the number of votes cast favoring the action exceeds the number of votes cast opposing the action. Abstentions or shares that are not voted are not “cast” for this purpose. Brokers do not have the authority to vote their customers’ shares on this matter if they do not receive instructions as to how to vote on this item.

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ITEM 4: APPROVAL OF NORFOLK SOUTHERN CORPORATION EXECUTIVE MANAGEMENT INCENTIVE PLAN, AS AMENDED (“AMENDED EMIP”)

Subject to stockholder approval at this meeting, the Board of Directors at its meeting on December 2, 2014, adopted certain amendments to the Norfolk Southern Corporation Executive Management Incentive Plan (“Amended EMIP”), as more fully described herein.

A copy of the Amended EMIP has been filed with the Securities and Exchange Commission as Appendix A to this proxy statement. The filing can be accessed at www.sec.gov or on Norfolk Southern’s web site, www.nscorp.com in the “Investors Relations” section, under the “Financial Reports and Proxy Statements” subsection. In addition, stockholders who wish to request a paper copy of the Amended EMIP may contact: Denise W. Hutson, Corporate Secretary, Norfolk Southern Corporation, Three Commercial Place, Norfolk, Virginia 23510-9219 (telephone 757-823-5567).

The summary of the Amended EMIP set forth below describes only the material features of the plan. The Amended EMIP is available to stockholders, as noted above, and stockholders should reference the plan document as needed for other plan provisions and to clarify any part of this summary.

Purpose of EMIP and Certain Recent Amendments Thereto

The Norfolk Southern Corporation Executive Management Incentive Plan (“EMIP”) helps Norfolk Southern remain competitive in its ability to attract and retain qualified personnel by providing an annual cash incentive opportunity to Board-appointed officers with the rank of Vice President and above. See the Compensation Discussion and Analysis section that begins on page 45 of this proxy statement for information regarding our executive compensation strategy, including additional information about the annual cash incentive provided under EMIP. The amendment we are asking you to approve will allow Norfolk Southern the opportunity to make performance-based EMIP awards that are deductible under current tax laws.

On December 2, 2014, the Board approved the Amended EMIP, subject to stockholder approval at this meeting, primarily to qualify the annual incentive payments under the plan as performance-based compensation for purposes of Internal Revenue Code Section 162(m). Section 162(m) places a limit on the amount that a public company may deduct in a year for compensation paid to the company’s chief executive officer or any of the company’s three other most highly compensated executive officers (other than its principal executive officer and principal financial officer) who are employed as of the end of the year. These individuals are defined as “covered employees” in Section 162(m).

However, performance-based compensation under Section 162(m) that is paid to a covered employee is not subject to the limitation on tax deductibility. One of the requirements to qualify as performance-based compensation under Section 162(m) is that stockholders have approved the plan under which the awards are granted and the material terms of the performance goals pursuant to which compensation is paid within the previous five years. Norfolk Southern’s stockholders last approved the EMIP in May 2010 with 94.9% of the vote for approval, excluding abstentions and shares that were not voted. Norfolk Southern is seeking stockholder approval of the Amended EMIP to assure that the plan can continue to provide participants with performance-based compensation that is deductible under current tax laws and regulations. However, Norfolk Southern reserves the right to pay compensation under the Amended EMIP that does not qualify as performance-based compensation under Section 162(m) as circumstances may warrant, as described in Impact of the Tax Treatment of Awards on Norfolk Southern’s Compensation Policies on page 60 of this proxy statement. Approval of this Item 4 will constitute approval of the Amended EMIP, including the material terms of the performance standards in the plan.

Since EMIP was last approved by stockholders in May 2010, the Board has made the following changes in the Amended EMIP, each as further described below:

(1)	Maximum Amount of Award – In April 2012, the Board amended EMIP to provide that bonuses paid to any executive under the plan will not exceed the lesser of three tenths of one percent of Norfolk Southern’s income from railway operations for the incentive year or ten million dollars. The Committee and the Board adopted this limit in response to concerns expressed by its stockholders, and incentives paid under EMIP have not exceeded this cap.

(2)	Performance Standards – In addition to reapproving the previously established performance standards, the Amended EMIP

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clarifies that the performance standards may be measured on an absolute or relative basis and may include service measures and network performance.
(3)	Adjustment of Earnout – The Amended EMIP provides the Committee with additional flexibility to adjust the corporate performance factor for litigation, changes in tax law or accounting principles, or accruals of amounts for payment under the plan.

(4)	Authority for Plan Amendments – The Amended EMIP provides the chief executive officer with the authority to adopt amendments that are ministerial, substantively administrative, or necessary to comply with statutory or other legally mandated requirements, and which do not have a material cost to Norfolk Southern.

Summary of Important Features of the Amended EMIP

The following paragraphs summarize the material terms of the Amended EMIP, including the Amended EMIP’s provisions regarding administration, eligibility, establishment and payment of annual incentive awards, individual performance adjustments, amendment and termination of the Amended EMIP, and the benefits under the Amended EMIP. The summary is qualified in its entirety by reference to the full text of the Amended EMIP.

Administration

The Amended EMIP can be administered by the Compensation Committee or any other committee of Norfolk Southern’s Board of Directors authorized to grant awards under the plan (the “Committee”). It is intended that each member of the Committee qualify as an outside director (as defined under Section 162(m)) and as an independent director under the rules of the New York Stock Exchange. The Committee has the sole discretion, subject to certain limitations, to interpret the Amended EMIP; to select eligible officers for participation; to determine the bonus levels under the Amended EMIP; to select performance criteria from the list specified in the plan and assign weights to the selected performance criteria; to set performance goals; and to adopt, amend and rescind rules relating to the Amended EMIP.

Eligibility

Board-elected officers at the level of Vice President and above are eligible to be selected by the Committee for participation in the plan. As of February 1, 2015,

there were 29 Board-elected officers at the level of Vice President and above eligible to participate in the plan.

Establishment of Incentive Groups, Bonus Levels, and Performance Standards

Not later than the first ninety days of an incentive year, the Committee establishes incentive groups and sets the bonus level for each incentive group. The bonus level is set as a percentage of a participant’s incentive-year salary. Each incentive year, the Committee selects one or more performance criteria and establishes performance goals for the selected criteria.

The Committee selects from among the following performance criteria or any combination thereof:

Earnings measures (including net income, earnings per share, income from continuing operations, income before income taxes, income from railway operations); return measures (including net income divided by total assets, return on shareholder equity, return on average invested capital); service measures (including connection performance, train performance, plan adherence); cash flow measures (including operating cash flow, free cash flow); productivity measures (including total operating expense per thousand gross ton miles or revenue ton miles, total operating revenue per employee, total operating expense per employee, gross ton miles or revenue ton miles per employee, carloads per employee, revenue ton miles per mile of road operated, total operating expense per carload, revenue ton miles per carload, gross ton miles or revenue ton miles per train hour, percent of loaded-to-total car miles, network performance); fair market value of shares of Norfolk Southern’s common stock; revenue measures; expense measures; operating ratio measures; customer satisfaction measures; working capital measures; cost control measures; economic value added measures; and safety measures.

The Committee has discretion to apply performance criteria on a corporate, division or department level and to assign weights to each selected performance criterion or any combination thereof. The Committee may establish performance goals for the performance criteria it selects either solely with respect to Norfolk Southern’s performance or by comparison to a published market or industry index.

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Payment of Annual Incentive Awards

A participant’s annual incentive award is equal to the product of the corporate performance factor for the incentive year times the applicable bonus level times the participant’s salary for the incentive year.

At the end of each incentive year, the Committee determines the extent to which the established performance goals have been achieved for the incentive year and the corporate performance factor based upon Norfolk Southern’s performance with respect to that incentive year’s goals. In determining the corporate performance factor, special charges and restructuring charges, unusual or infrequent accounting adjustments which are significant, and restatements or reclassifications, all as determined in accordance with Generally Accepted Accounting Principles, will be excluded if they would have the effect of reducing the corporate performance factor, and will be included if they would have the effect of increasing the corporate performance factor, unless the Committee determines otherwise. The Committee also has discretion to include or exclude any of the following events in determining whether the corporate performance factor has been achieved: (a) litigation, claims, judgments, settlements or loss contingencies, (b) the effect of changes in tax law, accounting principles, or other such laws or provisions affecting reported results, or (c) accruals of any amounts for payment under the Plan or any of our other compensation arrangements.

Participants may elect to defer all or a portion of awards under the Amended EMIP to Norfolk Southern’s Executives’ Deferred Compensation Plan.

Individual Adjustments

The Amended EMIP provides that the Committee may review the performance of any of the covered employees and reduce the payment. For all other participants, the Amended EMIP provides that the chief executive officer may review the participant’s performance and increase or decrease the award of any such participant, provided that the amount of any increase will not exceed 25 percent of the award otherwise payable.

Clawback Provision

The Board of Directors may require reimbursement of all or any portion of an excess bonus that was paid to a participant under the plan if financial results are restated due to Norfolk Southern’s material noncompliance with any financial reporting requirement under the securities laws and if the excess bonus was distributed within three years of the date that the restatement was disclosed. The excess bonus is the difference between the bonus paid to the individual and the bonus that would have been paid if calculated using the restated financial statements. Norfolk Southern is not required to award an additional annual incentive to participants if restated financial earnings would result in a higher payment. A bonus may also be recouped as necessary to comply with the law.

Amendment or Termination

The Amended EMIP will be effective the date the plan is approved by stockholders. The chief executive officer may make any amendments to the plan that are, in his or her discretion, ministerial, substantively administrative, or necessary to comply with statutory or other legally mandated requirements, where the implementation of such amendment does not result in a material cost to Norfolk Southern. All other amendments to the plan and any termination of the plan must be made by the Board of Directors, provided that no amendment or termination may deprive a participant of any rights previously accrued. A termination may not be effective for the same incentive year in which the Board took the necessary action to terminate the Amended EMIP.

Benefits Under the Plan

While the Amended EMIP will be effective the date the plan is approved by stockholders, the selection of performance criteria must be made within ninety days of the beginning of an incentive year and, as a result, the Amended EMIP will not be used by the Committee until the 2016 incentive year. Since the Board will not set the Executive Officers’ 2016 base salaries and bonus levels until late 2015, and the Committee will not establish 2016 performance criteria and performance goals until early 2016, it is not possible to determine the dollar value of the incentive opportunity or the actual amount of incentive pay that will be available for the 2016 incentive year (the first full incentive year in which Amended EMIP is effective). In addition, the benefits that may be paid under the Amended EMIP are not determinable for the 2015 fiscal year because Norfolk Southern cannot determine the extent to which the performance goals will be achieved in 2015.

Because the benefits that may be paid under the Amended EMIP are not determinable, the following chart shows the annual incentives that were paid under the existing EMIP for the 2014 fiscal year. A discussion of the performance criteria selected for the EMIP awards for 2014 and the results based on Norfolk Southern’s performance for that year, is found under the heading Annual Incentive beginning on page 54 of this proxy statement.

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NEW PLAN BENEFITS1 TABLE

Norfolk Southern Corporation
Executive Management Incentive Plan
(indicates benefits that were earned
in 2014 under the existing EMIP)

Name and Position	Dollar Amount
C. W. Moorman, Chairman and CEO	$1,813,500
J. A. Squires, President	$906,750
M. R. Stewart, Executive VP and CFO	$544,050
D. H. Butler, Executive VP—Planning and Chief Information
Officer	$652,860
M. D. Manion, Executive VP—Operations	$652,860
All Current Executive Officers as a Group[2]	$6,562,654
All Current Directors Who Are Not Executive Officers as a
Group[3]	$0
All Current Officers Who Are Not Executive Officers, as a
Group	$4,424,135
____________________

1The benefits included in this table are not new benefits; rather they are the benefits that were paid to officers under the existing EMIP for fiscal year 2014. Such awards were not contingent in any way upon results of the stockholder vote on this Amended EMIP.

2Includes officers, other than the officers listed individually in the table, who have been designated by the Board of Directors as Executive Officers for purposes of Section 16 of the Securities Exchange Act of 1934.

3Directors who are not officers are not eligible for Amended EMIP but are listed in the table to comply with SEC guidance.

The Board of Directors recommends a vote FOR approval of the Norfolk Southern Corporation Executive Management Incentive Plan, as amended.

Vote Required: Under Virginia law, and under our Restated Articles of Incorporation and Bylaws, this proposal is approved, so long as a quorum for the meeting exists, if the votes cast favoring the action exceed the votes opposing the action. Abstentions or shares that are not voted are not counted as cast for this purpose. Brokers do not have the authority to vote their customers’ shares on this matter if they do not receive instructions as to how to vote on this item.

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ITEM 5: APPROVAL OF NORFOLK SOUTHERN CORPORATION LONG-TERM INCENTIVE PLAN, AS AMENDED (“AMENDED LTIP”)

Subject to stockholder approval at this meeting, the Board of Directors at its meeting on January 23, 2015, adopted certain amendments to the Norfolk Southern Corporation Long-Term Incentive Plan (“Amended LTIP”), as more fully described herein.

A copy of the Amended LTIP has been filed with the Securities and Exchange Commission as Appendix B to this proxy statement. The filing can be accessed at www.sec.gov or on Norfolk Southern’s web site, www.nscorp.com in the “Investor Relations” section, under the “Financial Reports and Proxy Statements” subsection. In addition, stockholders who wish to request a paper copy of the Amended LTIP may contact: Denise W. Hutson, Corporate Secretary, Norfolk Southern Corporation, Three Commercial Place, Norfolk, Virginia 23510-9219 (telephone 757-823-5567).

The summary of the Amended LTIP set forth below describes only the material features of the plan. The Amended LTIP is available to stockholders, as noted above, and stockholders should reference the plan document as needed for other plan provisions and to clarify any part of this summary.

Purpose of the Amended LTIP

The Norfolk Southern Corporation Long-Term Incentive Plan (“LTIP”) helps drive the success of Norfolk Southern by providing an opportunity for non-employee directors, officers and other employees to acquire an ownership interest in Norfolk Southern and provide alignment of interest with its stockholders. We believe that this ownership interest provides participants with an additional incentive to devote their maximum efforts and skills to the advancement of Norfolk Southern. The LTIP also helps Norfolk Southern remain competitive in its ability to attract and retain qualified personnel. See the Compensation Discussion and Analysis section contained in this proxy statement for information regarding our executive compensation strategy, including additional information about the LTIP provided under the heading Long-Term Incentive Awards on page 56 of this proxy statement. LTIP was last approved by our stockholders at their Annual Meeting on May 13, 2010.

The Amended LTIP permits the grant of non-qualified stock options, incentive stock options, stock appreciation rights (settled in cash or in shares of stock as exercise gain shares), restricted shares, restricted stock units (settled in cash or in shares of stock as restricted stock unit shares), and performance share units (settled in cash or in shares of stock as performance shares).

The following paragraphs summarize the material terms of the Amended LTIP, including the proposed material changes made in the Amended LTIP. The summary is qualified in its entirety by reference to the full text of the Amended LTIP.

Summary of Proposed Material Changes

Our Board of Directors approved the Amended LTIP on January 23, 2015, subject to stockholder approval at this meeting. The proposed material changes to the Amended LTIP are:

(1) Shares Available—Under LTIP, last approved by stockholders at their 2010 Annual Meeting, a total of 3.9 million shares of Norfolk Southern’s authorized but unissued Common Stock remained available for future grants to participants as of February 1, 2015. Under the Amended LTIP, an additional 8 million shares of Norfolk Southern’s stock are approved for issuance as of May 14, 2015.

(2) Maximum Award—The Amended LTIP provides that the maximum award of options, stock appreciation rights, restricted shares, restricted stock units and performance shares that can be made to a participant in one year is 1 million shares of stock underlying the awards and limits the annual aggregate grant date fair value of awards that can be made to a non-employee director to $500,000.

(3) Vesting Period—The LTIP previously required that the Committee impose a minimum restriction period of three years and a maximum restriction period of five years for grants of restricted shares and restricted stock units. The Amended LTIP eliminates the maximum restriction period and lowers the minimum restriction period for grants to non-employee directors from three years to one year. The Amended LTIP revises the definition of retirement for non-employee directors to eliminate the requirement to serve for two consecutive years to retain an award granted under the plan.

(4) Eliminate Potential Tax Gross-Up Payments—The Amended LTIP eliminates tax gross-up payments following a change in control of Norfolk Southern on awards that are subject to a retention agreement.

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(5) Payment of Dividends—The Amended LTIP clarifies that if dividends are authorized on restricted shares subject to performance goals, then the dividends may be paid only to the extent that the performance goals are achieved.

(6) Accelerated Distribution on Death—The Amended LTIP accelerates the distribution of restricted shares and restricted stock units to the beneficiary following a participant’s death if the award was not subject to performance goals.

(7) Eliminate Adjustments for Individual Performance—The Amended LTIP eliminates Committee discretion to adjust the payout of restricted shares, restricted stock units and performance shares based on individual performance.

(8) Performance Standards—In addition to reapproving the previously established performance standards, the Amended LTIP clarifies that performance standards may be measured on an absolute or relative basis and may include network performance and economic value added measures.

(9) Compliance With Code Section 162(m)—Section 162(m) of the Internal Revenue Code places a limit on the amount that a public company may deduct in any one taxable year for compensation paid to the company’s chief executive officer or any of the company’s three other most highly compensated executive officers (other than its principal executive officer and principal financial officer) who are employed as of the end of the year. These individuals are defined as “covered employees” in Section 162(m). However, performance-based compensation under Section 162(m) that is paid to a covered employee is not subject to the limitation on tax deductibility. One of the requirements to qualify as performance-based compensation under Section 162(m) is that stockholders have approved the plan under which the awards are granted and the material terms of the performance goals pursuant to which compensation is paid within the previous five years. Norfolk Southern’s stockholders last approved the LTIP in May 2010 with 93.0% of shareholders approving, excluding abstentions and shares that were not voted. Norfolk Southern is seeking stockholder approval of the Amended LTIP to assure that the plan can continue to provide participants with performance-based compensation that is deductible under current tax laws and regulations. However, Norfolk Southern reserves the right to pay compensation under the Amended LTIP that does not qualify as performance-based compensation as circumstances may warrant, as described in Impact of the Tax Treatment of Awards on Norfolk Southern’s Compensation Policies on page 60 of this proxy statement.

(10) Automatic Prorated Award for Certain Non-Employee Directors. The Amended LTIP provides an automatic award for new non-employee directors under the same terms as granted to other non-employee directors that year (if any grant was made), prorated based on the number of days remaining in the calendar year of the individual’s becoming a director.

Summary of the Important Features of the Amended LTIP

Administration

The Amended LTIP can be administered by the Compensation Committee or any other committee of Norfolk Southern’s Board of Directors authorized to grant awards under the Amended LTIP (the “Committee”). It is intended that each member of the Committee qualify as an outside director (under Section 162(m)), as a non-employee director under Rule 16b-3 of the Securities Exchange Act of 1934, and as an independent director under the rules of the New York Stock Exchange. The Committee has the sole discretion, except as may be delegated to the chief executive officer, to interpret the Amended LTIP; to select participants; to determine the type, size, terms and conditions of awards; to authorize the grant of awards; and to adopt, amend and rescind rules relating to the Amended LTIP. The Committee may delegate authority to the chief executive officer to select the officers and employees who participate in the Amended LTIP (provided, however, that only the Committee may grant awards to the chief executive officer and Executive Officers); to determine the type, size, terms and conditions of awards under the Amended LTIP; and to authorize the grant of awards.

The Amended LTIP permits the Committee to authorize the exchange of a new award for one that currently is outstanding only in the event of a merger or consolidation of Norfolk Southern and only to the extent such exchange is permissible under Internal Revenue Code Section 409A.

Eligibility

To be eligible to be a participant in the Amended LTIP, an individual on the date an award is made must be a full-time nonagreement officer or employee who is a participant in Norfolk Southern’s Executive Management Incentive

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PROPOSALS REQUIRING YOUR VOTE

Plan or Management Incentive Plan, or be designated as a full-time nonagreement employee of Norfolk Southern or its subsidiaries who can make an appreciable contribution to the attainment of Norfolk Southern’s overall business objectives, as determined by the Committee, and reside in the United States or Canada. Non-employee directors of Norfolk Southern are also eligible for selection by the Committee to participate in the Amended LTIP. As of February 1, 2015, there were 11 non-employee directors, 9 officers designated as executive officers (“Executive Officers”) by Norfolk Southern’s Board of Directors, and 20 participants (other than Executive Officers) in the Executive Management Incentive Plan or Management Incentive Plan who were eligible for selection by the Committee to participate in the Amended LTIP.

Fungible Share Ratio

The Amended LTIP maintains a fungible share reserve ratio so that, for awards granted after the date of the stockholders’ 2010 Annual Meeting, the number of shares remaining available for issuance under the Amended LTIP will be reduced by 1 for each award granted as an option or stock-settled stock appreciation right, or by 1.61 for each full value award (i.e., restricted shares, restricted stock units, or performance share units).

Under the Amended LTIP, shares that are forfeited, cancelled, exchanged, surrendered, terminated or expired again are available for awards under the plan, using the same fungible share ratios as applied to the shares that were forfeited. Thus, if a stock-based award other than an option or a stock appreciation right is forfeited, then 1.61 shares will again be available for awards under the plan for every one share or unit forfeited. However, the following shares will not be available again for awards under the plan: (1) shares not issued or delivered as a result of the net settlement of an outstanding stock appreciation right or option, (2) shares used to pay the exercise price or withholding taxes related to an outstanding award, or (3) shares repurchased on the open market with proceeds of an option exercise.

Incentive Stock Options

The Committee may grant incentive stock options, as defined under Internal Revenue Code Section 422, which are subject to the following terms and conditions: (1) the option price per share will be determined by the Committee but will not, in any event, be less than 100% of the fair market value of the stock on the award date; (2) the term of the option will be fixed by the Committee but will not, in any event, exceed ten years from the date the option is granted; (3) options may be exercised during the lifetime of the participant, and following his death only by the beneficiary (or, if the beneficiary dies after the participant, but before the option is exercised and before such rights expire, by the beneficiary’s estate) but otherwise options may not be assigned or alienated; (4) options will not be exercisable before one year after the date of grant, or such longer period as the Committee may determine; (5) the purchase price of stock upon exercise of an option will be paid to Norfolk Southern at the time of the exercise of the option in cash, or at the discretion of the Committee, by surrender of shares of previously acquired Norfolk Southern stock which have been held by a participant for at least six months next preceding the date of exercise and which will be valued at fair market value on the date of the option exercise; and (6) an option will expire upon the earliest of (i) the expiration of its term, (ii) for a participant whose employment is terminated due to retirement, disability or death, the expiration of its term (except as otherwise provided by the Committee), (iii) the last day of active service of a participant whose employment is terminated for any reason other than retirement, disability or death, (iv) the last day of employment of a participant who is granted a leave of absence if the participant’s employment terminates at any time during or at the end of the leave of absence, or (v) in connection with the merger or consolidation of Norfolk Southern, the date of grant of a new award to replace the option.

Non-Qualified Stock Options

The Committee may authorize the grant of non-qualified stock options subject to the same terms, conditions and restrictions previously set forth for incentive stock options.

Stock Appreciation Rights

The Committee may grant a stock appreciation right (“SAR”) in tandem with an option or on a stand alone basis. If granted in connection with an option, the SAR can be exercised on the same basis as the option to which it relates. If granted on a stand alone basis, the SAR can be exercised at a price not less than 100% of the fair market value of Norfolk Southern’s stock on the award date and during a term not exceeding 10 years from the award date. The Committee may provide that the SAR will be settled in cash (“cash-settled SAR”) or in shares of Norfolk Southern stock (“stock-settled SAR”).

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

PROPOSALS REQUIRING YOUR VOTE

Upon exercise, tandem and stand alone SARs entitle a participant to receive shares of common stock equal to the number of shares of stock that have an aggregate fair market value on the exercise date equal to the amount by which the fair market value of one share of stock exceeds the option price per share of the related option, multiplied by the number of shares covered by the related option. If granted in tandem with an option, a participant must surrender to Norfolk Southern the related unexercised option in order to exercise the SAR.

Upon exercise of a cash-settled SAR, a participant receives cash equal to the amount by which the fair market value of a share of stock on the date of exercise exceeds the option price per share of the related option, multiplied by the number of shares covered by the related option.

Restricted Shares and Restricted Stock Units

The Committee may grant restricted shares or restricted stock units subject to a restriction period of not less than 36 months, or for non-employee directors not less than 12 months.

Restricted shares are subject to any restrictions the Committee establishes (including any limitation on the right to vote restricted shares or the right to receive dividends), and the restrictions may lapse separately or in combination. Until the restriction period lapses, the participant may not sell, transfer, assign, pledge or otherwise dispose of the shares.

The Committee may authorize that restricted stock units be payable in cash or in shares of stock following the later of the end of the restriction period or any applicable retention agreement. During the restriction period, a participant will not have beneficial ownership interest in the stock underlying the units and will not have the right to vote the shares or receive dividends.

The Committee determines at the time an award is granted whether restricted shares or restricted stock units are subject to achievement of specified performance goal(s) and whether the restriction period is subject to early termination upon achievement of the goals. Restricted shares, including any dividends, and restricted stock units will be forfeited to the extent any performance goals are not achieved.

Restricted shares and restricted stock units will be forfeited upon termination of employment before the end of the restriction period, unless a participant’s employment is terminated by retirement, disability or death. The Committee may waive any or all restrictions on restricted shares and restricted stock units awarded under the Amended LTIP. If the restrictions are waived, restricted stock units will be settled on the same date as would have applied absent a waiver of restrictions if no performance goals were imposed, or within two and one half months after the end of the year in which all restrictions are either waived or satisfied if performance goals were imposed.

Performance Share Units

The Committee may grant performance share units (“PSUs”) which entitle the participant to receive shares of stock or cash (or a combination thereof) as determined by the Committee, upon achievement of performance goals over a specified performance cycle. The Committee selects performance criteria, establishes the performance goals and determines the performance cycle over which the selected goals will apply. The Committee determines whether the goals have been met and authorizes the issuance of performance shares to participants. PSUs are forfeited to the extent performance goals are not achieved.

If a participant’s employment terminates before the end of the performance cycle for any reason other than retirement, disability or death, the participant forfeits all PSUs.

Performance Criteria

For performance share units and for any restricted shares or restricted stock units that are subject to performance goals, the Committee selects one or more of the following performance criteria:

Earnings measures (including net income, earnings per share, income from continuing operations, income before income taxes, income from railway operations); return measures (including net income divided by total assets, return on shareholder equity, return on average invested capital); cash flow measures (including operating cash flow, free cash flow); productivity measures (including total operating expense per thousand gross ton miles or revenue ton miles, total operating revenue per employee, total operating expense per employee, gross ton miles or revenue ton miles per employee, carloads per employee, revenue ton miles per mile of road operated, total operating expense per carload, revenue ton miles per carload, gross ton miles or revenue ton miles per train hour, percent of loaded-to-total car miles, network performance); fair market value of shares of Norfolk Southern’s Common Stock;

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

PROPOSALS REQUIRING YOUR VOTE

revenue measures; expense measures; operating ratio measures; customer satisfaction measures; working capital measures; cost control measures; total shareholder return measures; economic value added measures; and safety measures.

The Committee sets the performance goals and weighting percentages for the criteria and determines the length of the performance period and/or restriction period, if applicable, over which the selected performance goals apply.

After the end of the performance cycle, the Committee determines the extent to which the Performance Goals were achieved. Special charges and restructuring charges, unusual or infrequent accounting adjustments which are significant, and restatements or reclassifications, all as determined in accordance with Generally Accepted Accounting Principles, are excluded if they would have the effect of reducing the percentage of performance goals achieved, and are included if they would have the effect of increasing the percentage of performance goals achieved, unless the Committee determines otherwise.

Retention Agreements

The Committee may require as a condition of restricted stock units that the participant enter into a retention agreement with Norfolk Southern providing that shares or cash to be earned at the end of the restriction period are subject to retention for a specified period of time.

In addition, the Committee may require that exercise gain shares, performance shares, restricted shares, or restricted stock unit shares are subject to retention. In that case, the shares of stock underlying the awards will be held by Norfolk Southern until expiration of the retention period (or waiver of the retention period by the Committee). Shares subject to retention cannot be sold, transferred, assigned, pledged, conveyed or otherwise disposed of by the participant.

Retention periods cease upon a Change in Control. Generally, a Change in Control occurs if: (1) any person becomes the beneficial owner of 20% or more of the stock, (2) any consolidation or merger occurs in which Norfolk Southern is not the surviving corporation or any sale or lease of substantially all Norfolk Southern’s assets occurs, or (3) within any period of two consecutive years the composition of the Board of Directors of Norfolk Southern changes such that the directors in office at the beginning of the period (along with any new directors elected by at least two thirds of the incumbent directors) no longer constitute a majority of the Board.

Dividend Equivalent Payments

The Committee may authorize the immediate payment of dividend equivalents on stock covered by an option or stock appreciation right in an amount equal to, and commensurate with, dividends paid on Norfolk Southern’s stock. Dividend equivalents on options or SARs may be paid in cash or stock.

The Committee may authorize the immediate or deferred payment of dividend equivalents on stock underlying restricted stock units that are not subject to performance goals, payable in cash or stock. The Committee also may authorize the deferred payment of dividend equivalents on stock underlying performance share units or restricted share units subject to performance goals. Deferred dividend equivalents for awards subject to performance goals may be paid only to the extent that performance goals on the underlying award are achieved are payable in cash or converted to additional performance shares or restricted stock unit shares (as applicable).

Dividend equivalents are not paid or accrued during a participant’s leave of absence.

Non-Compete Covenants

The Committee may require as a condition of any award that the participant enter into a non-compete, non-solicitation and confidentiality agreement, and/or that the award is subject to immediate forfeiture if the participant engages in competing employment for a specified period of time following termination of employment.

Amendment or Termination

The Board of Directors may at any time further amend the Amended LTIP, provided that no change in any awards previously granted to a participant can be made which would impair the rights of a participant without that participant’s consent. In addition, the Board may not, without stockholder approval, make any amendment that materially increases the benefits accruing to participants under the plan, materially increases the number of securities that may be issued under the plan, or materially modifies the requirements for participation in the plan or where such approval otherwise is necessary to comply with listing standards of the New York Stock Exchange, the requirements of any rule(s) under Section 16 of the Securities Exchange Act of 1934 or other Federal or state laws or regulations as may be applicable.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

PROPOSALS REQUIRING YOUR VOTE

Tax Status

Under current Federal income tax laws, the principal Federal tax consequences to participants and Norfolk Southern of the grant and exercise of incentive stock options and non-qualified stock options are summarized below:

Incentive Stock Options. No income results to a participant upon the grant or exercise of an incentive stock option, provided that (1) there is no disqualifying disposition of option stock within one year after the transfer of option stock to the participant; and (2) the participant is an employee of Norfolk Southern at all times during the period beginning on the date of grant and ending on the date three months (or twelve months in the case of a participant who is totally and permanently disabled) prior to the date of exercise. In the event of a disposition of option stock following the expiration of one year after the transfer of the stock to the participant, any gain or loss, equal to the difference between the amount realized upon the disposition and the option price, generally will be taxable as long-term capital gain or loss. In the event of a disqualifying disposition of option stock prior to the expiration of the one-year holding period, the participant will recognize ordinary income equal to the excess of the fair market value of the option stock at the time of exercise (or the amount realized upon such disposition, if less) over the option price. If the amount realized upon the disqualifying disposition exceeds the fair market value of the option stock at the time of exercise, the excess will be taxable as short-term capital gain. If the amount realized upon the disqualifying disposition is less than the option price, the participant will recognize a short-term capital loss equal to the excess of the option price over the amount realized.

No deduction is allowable to Norfolk Southern upon the grant or exercise of an incentive stock option. In the event that a participant recognizes ordinary income as a result of a disqualifying disposition of the option stock, Norfolk Southern generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

Non-Qualified Stock Options. No income is recognized upon the grant of a non-qualified stock option. The participant recognizes ordinary income upon exercise of the non-qualified stock option equal to the excess of the fair market value of the option stock on the date of exercise over the option price.

Norfolk Southern generally will be entitled to a deduction equal to the ordinary income recognized by the participant in the same taxable year in which the participant recognizes ordinary income with respect to non-qualified stock options.

Awards

Grants under the plan are made solely in the discretion of the Committee, and, if properly delegated, the chief executive officer. For this reason, it is not possible to determine the grants that will be made to our directors, officers or other employee participants if stockholder approval is obtained.

Outstanding Awards as of February 1, 2015

As of February 1, 2015, there were:

●	2,054,025 performance share unit and restricted stock unit awards outstanding, which represent the full-value awards outstanding under the LTIP;
●	6,451,004 stock options outstanding under all of Norfolk Southern’s equity compensation plans, with a weighted average exercise price of $66.31 and weighted average remaining term of 6.87 years;
●	3,902,309 shares remaining available for grant under the LTIP;
●	817,576 shares available for grant under the Norfolk Southern Corporation Thoroughbred Stock Option Plan[1];
●

9,000 shares available for grant under the Norfolk Southern Corporation Directors’ Restricted Stock Plan (effective January 23, 2015, the Board amended that plan to provide that no additional awards will be made under the plan after that date); and

●	328,068,144 shares of Norfolk Southern’s Common Stock outstanding.
____________________

1The Thoroughbred Stock Option Plan permits the grant of options, with an option price of not less than 100% of the fair market value on the grant date and for a term that may not exceed 10 years from the grant date.

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

PROPOSALS REQUIRING YOUR VOTE

Equity Compensation Plan Information as of December 31, 2014

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1) (c)
Equity compensation plans approved by security holders	7,241,162	(2)	$60.28	(3)	4,899,428
Equity compensation plans not approved by security holders	1,084,904		$67.24		1,007,896	(4)
Total	8,326,066				5,907,324
____________________

1Excludes securities reflected in column (a).

2Includes options, restricted stock units and performance share units granted under the Long-Term Incentive Plan that will be settled in shares of stock.

3Calculated without regard to 2,495,249 outstanding restricted stock units and performance share units at December 31, 2014.

4Of the shares remaining available for grant under plans not approved by stockholders, 9,000 are available for grant as restricted stock under the Directors’ Restricted Stock Plan.

The Board of Directors recommends a vote FOR approval of the Norfolk Southern Corporation Long-Term Incentive Plan, as amended.

Vote Required: Under Virginia law, and under our Restated Articles of Incorporation and Bylaws, this proposal is approved, so long as a quorum for the meeting exists, if the votes cast favoring the action exceed the votes opposing the action. Abstentions or shares that are not voted are not counted as cast for this purpose. Brokers do not have the authority to vote their customers’ shares on this matter if they do not receive instructions as to how to vote on this item.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the 2015 Annual Meeting, other than as noted elsewhere in this proxy statement. If other matters are properly brought for a vote before the 2015 Annual Meeting or at any postponement or adjournment thereof, your proxy gives authority to the persons named as proxies on the proxy card or voting instruction form to vote on these matters in accordance with their best judgment. The Chairman may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

BENEFICIAL OWNERSHIP OF STOCK

SUPPLEMENTAL INFORMATION

Applicable SEC rules require that we furnish you the following information relating to the oversight and management of Norfolk Southern and to certain matters concerning our Board of Directors and officers who are designated by our Board of Directors as executive officers for purposes of the Securities Exchange Act of 1934 (“Executive Officers”).

BENEFICIAL OWNERSHIP OF STOCK

Based solely on our records and our review of the most recent Schedule 13G filings with the SEC, the following tables show information concerning the persons or groups known to Norfolk Southern to be beneficial owners of more than five percent of our common stock, our only class of voting securities:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	The Vanguard Group[1] 100 Vanguard Blvd., Malvern, PA 19355	18,925,167[1]	6.1%[1]
Common Stock	Blackrock, Inc.[2] 55 East 52nd Street, New York, NY 10022	18,114,039[2]	5.9%[2]
____________________

1The Vanguard Group reported in its Schedule 13G filing that it beneficially owned 6.1% of our common stock as of December 31, 2014, and that as of that date it had sole voting power with respect to 553,571 of such shares, shared voting power with respect to none of such shares, sole investment power with respect to 18,420,414 of such shares, and shared investment power with respect to 504,753 of such shares.

2Blackrock, Inc. reported in its Schedule 13G filing that it beneficially owned 5.9% of our common stock as of December 31, 2014, and that as of that date, it had sole voting power with respect to 15,338,528 of such shares, shared voting power with respect to none of such shares, and sole investment power with respect to all of such shares.

The following table shows, as of January 30, 2015, the beneficial ownership of our common stock for:

(1)	each director and each nominee;
(2)	our principal executive officer, our principal financial officer, and each of the other three most highly compensated Executive Officers, based on total compensation for 2014 (collectively, the “Named Executive Officers”); and

(3)	all directors and Executive Officers as a group.

Unless otherwise indicated by footnote to the data in the table, all such shares are held with sole voting and investment power, and no director or Executive Officer beneficially owns any Norfolk Southern equity securities other than our common stock. No one director or Executive Officer owns as much as 1% of the total outstanding shares of our common stock. All directors and Executive Officers as a group own approximately 0.66% of the total outstanding shares of our common stock.

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

BENEFICIAL OWNERSHIP OF STOCK

Name	Shares of Common Stock	Name	Shares of Common Stock
Thomas D. Bell, Jr.	16,854 [1]	Amy E. Miles	3,000 [1]
Erskine B. Bowles	11,097 [1]	Charles W. Moorman, IV	806,596 [2]
Robert A. Bradway	10,800 [1]	Martin H. Nesbitt	6,065 [1]
Wesley G. Bush	8,797 [1]	James A. Squires	197,286 [3]
Daniel A. Carp	33,202 [1]	John R. Thompson	6,065 [1]
Karen N. Horn	21,543 [1]	Marta R. Stewart	49,677 [4]
Steven F. Leer	65,342 [1]	Deborah H. Butler	137,983 [5]
Michael D. Lockhart	22,083 [1]	Mark D. Manion	148,230 [6]
20 directors and Executive Officers as a group (including the persons named above)			2,159,649 [7]
____________________

1Includes a one-time grant of 3,000 restricted shares to each non-employee director when that director was first elected to the Board. These grants were made pursuant to the Directors’ Restricted Stock Plan; the director may vote these shares, but has no investment power over them until they are distributed (see information under the “Narrative to Non-Employee Director Compensation Table” caption on page 37). The amounts reported include 1,440 restricted stock units awarded pursuant to the Long-Term Incentive Plan to directors who were serving on the Board on January 27, 2015, and who have served on the Board for at least two years, qualifying them to receive the shares immediately upon leaving the Board. The amounts do not include 3,065 restricted stock units awarded to Ms. Miles, who has not served as a director for two years and would forfeit the shares if she left the Board. The amounts reported also include restricted stock units previously held, and which are vested or which will vest within 60 days, as follows: Mr. Bell, 12,414; Mr. Bowles, 6,360; Mr. Bradway, 6,360; Mr. Bush, 4,142; Mr. Carp, 28,074; Dr. Horn, 17,103; Mr. Leer, 60,902; Mr. Lockhart, 17,103; Ms. Miles, 0; Mr. Nesbitt, 1,625; and Mr. Thompson, 1,625. These restricted stock units will be settled in stock. While the directors have neither voting power nor investment power over the shares underlying these restricted stock units, the directors are entitled to receive the shares immediately upon leaving the Board. See below under “Narrative to Non-Employee Director Compensation Table—Long-Term Incentive Plan” for more information regarding these restricted stock units. The amounts reported also include shares credited to certain directors’ accounts in our Dividend Reinvestment Plan.

2Includes 2,659 shares credited to Mr. Moorman’s account in our Thrift and Investment Plan; and 456,030 shares subject to stock options granted pursuant to our Long-Term Incentive Plan with respect to which Mr. Moorman has the right to acquire beneficial ownership within 60 days.

3Includes 142 shares credited to Mr. Squires’ account in our Thrift and Investment Plan; 82,500 shares subject to stock options granted pursuant to our Long-Term Incentive Plan with respect to which Mr. Squires has the right to acquire beneficial ownership within 60 days; and 48,978 shares owned by an immediate family member and attributable to Mr. Squires.

4Includes 2,623 shares credited to Ms. Stewart’s account in our Thrift and Investment Plan; and 13,753 shares subject to stock options granted pursuant to our Long-Term Incentive Plan with respect to which Ms. Stewart has the right to acquire beneficial ownership within 60 days.

5Includes 1,376 shares credited to Ms. Butler’s account in our Thrift and Investment Plan; and 72,500 shares subject to stock options granted pursuant to our Long-Term Incentive Plan with respect to which Ms. Butler has the right to acquire beneficial ownership within 60 days.

6Includes 6,186 shares credited to Mr. Manion’s account in our Thrift and Investment Plan; 84,470 shares subject to stock options granted pursuant to our Long-Term Incentive Plan with respect to which Mr. Manion has the right to acquire beneficial ownership within 60 days.

7Includes 21,448 shares credited to Executive Officers’ individual accounts under our Thrift and Investment Plan. Also includes: 904,111 shares subject to stock options granted to Executive Officers pursuant to our Long-Term Incentive Plan with respect to which the participant has the right to acquire beneficial ownership within 60 days; and 48,978 shares owned by a family member whose ownership is attributed to an Executive Officer. For officers, this amount does not include restricted stock units which will ultimately be settled in shares of common stock upon the satisfaction of applicable vesting requirements but which do not vest within 60 days.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

BENEFICIAL OWNERSHIP OF STOCK

The following table shows, as of January 30, 2015, the number of NS stock units credited to those non-employee directors who have made elections under the Directors’ Deferred Fee Plan to defer all or a portion of compensation and have elected to invest such amounts in phantom units of our common stock, as well as the shares of common stock (and units to be settled in shares of common stock) beneficially owned. A more detailed discussion of director compensation can be found beginning on page 37. A stock unit represents the economic equivalent of a share of our common stock and serves to align the directors’ individual financial interests with the interests of our stockholders because the value of the directors’ holdings fluctuates with the price of our common stock. These stock units ultimately are settled in cash.

Name	Number of Shares Beneficially Owned[1]	Number of NS Stock Units[2]	Total Number of Shares Beneficially Owned and NS Stock Units
Thomas D. Bell, Jr.	16,854	0	16,854
Erskine B. Bowles	11,097	4,910	16,007
Robert A. Bradway	10,800	0	10,800
Wesley G. Bush	8,797	3,124	11,921
Daniel A. Carp	33,202	6,199	39,401
Karen N. Horn	21,543	0	21,543
Steven F. Leer	65,342	31,438	96,780
Michael D. Lockhart	22,083	9,402	31,485
Amy E. Miles	3,000	0	3,000
Martin H. Nesbitt	6,065	0	6,065
John R. Thompson	6,065	0	6,065
____________________

1Figures in this column are based on the beneficial ownership that appears on page 29.

2Represents NS stock units credited to the accounts of non-employee directors who have elected under the Directors’ Deferred Fee Plan to defer all or a portion of compensation and have elected to invest such amounts in “phantom” units whose value is measured by the market value of shares of our common stock, but which ultimately will be settled in cash, not in shares of common stock. NS stock units have been available under the Directors’ Deferred Fee Plan as a hypothetical investment option since January 1, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires our directors and Executive Officers and any persons beneficially owning more than 10 percent of a class of our stock to file reports of beneficial ownership and changes in beneficial ownership (Forms 3, 4 and 5) with the SEC. Based solely on our review of copies of Forms 3, 4 and 5 available to us, or written representations that no Forms 5 were required, we believe that all required Forms concerning 2014 beneficial ownership were filed on time by all directors and Executive Officers.

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

BOARD OF DIRECTORS

BOARD OF DIRECTORS

COMPOSITION AND ATTENDANCE

Our Board of Directors consists of thirteen members as of the date of this Proxy Statement. Norfolk Southern’s stockholders approved an amendment to the Articles of Incorporation to declassify the Board of Directors in 2010, so each director stands for election annually.

On January 21, 2014, the Board of Directors amended our Bylaws to increase the number of directors from twelve to fourteen and elected Amy E. Miles and James A. Squires to fill the resulting vacancies. Burton M. Joyce retired from the Board of Directors effective the date of the 2014 Annual Meeting, in accordance with the director retirement policy in our Governance Guidelines. The Board reduced the number of directors from fourteen to thirteen, effective the date of the 2014 Annual Meeting, in light of this retirement.

The Board met six times in 2014. Each director attended not less than 75% of the aggregate number of meetings of the Board and meetings of all committees on which such director served.

CORPORATE GOVERNANCE

The Board of Directors has adopted Corporate Governance Guidelines that, among other matters, describe procedures for stockholders and other interested parties who wish to contact the non-employee members of the Board (the “outside” directors). The Corporate Governance Guidelines are available on our website at www.nscorp.com in the “Investor Relations” section under “Corporate Governance.”

Since February 2006, Mr. Moorman has held the positions of Chairman of the Board and Chief Executive Officer. The Board of Directors believes that this leadership structure is in the best interests of Norfolk Southern and our stockholders. This structure allows for consistency in leadership of the Board and of management and reflects the depth of knowledge Mr. Moorman has regarding the business of Norfolk Southern.

Effective June 1, 2015, Mr. Moorman will step down as Chief Executive Officer of Norfolk Southern and Mr. Squires will assume this position. As part of Norfolk Southern’s normal succession planning process, the Board of Directors has determined that it is in the best interests of Norfolk Southern and our stockholders for Mr. Moorman to remain Executive Chairman of the Board for a period of time to facilitate the transition. By separating the positions of Chief Executive Officer and Chairman at this time, Mr. Squires will be able to focus on managing the business of the corporation while Mr. Moorman will provide continuity in the leadership of the corporation. Mr. Moorman and Mr. Squires have worked closely together for several years, including when Mr. Squires succeeded Mr. Moorman as President in June 2013. The Board of Directors believes that their ongoing partnership in their new respective positions will ensure an efficient transition in senior management that will benefit Norfolk Southern and our stockholders.

As Executive Chairman, Mr. Moorman will continue to leverage his extensive leadership experience with Norfolk Southern and his unique insights regarding its customers, operations, markets, and the railroad industry. Mr. Moorman will advise and support Mr. Squires as he transitions into his new position as Chief Executive Officer and assumes all executive responsibilities for the daily management of Norfolk Southern. Mr. Moorman will continue to provide input into the business strategy of the corporation in order to maximize stockholder value during the transition period. Mr. Moorman will also remain involved in Norfolk Southern’s government relations efforts; corporate citizenship initiatives such as sustainability programs, charitable activities, and community engagement with railway historical societies and preservation organizations; and certain operational activities including employee outreach, field visits, and railroad inspection trips.

As Executive Chairman, Mr. Moorman also will continue to lead the Board of Directors in its oversight and governance responsibilities. Given his thorough understanding of the issues, challenges, and opportunities facing Norfolk Southern, Mr. Moorman will be positioned to identify and prioritize critical matters for Board review and deliberation. In order to assure an informed Board decision-making process, Mr. Moorman will remain a liaison and facilitate communications between the Board of Directors and management. Finally, Mr. Moorman will continue to preside at meetings of the Board, serve as Chair of the Executive Committee, and perform such other duties as prescribed by the Board or set forth in the Bylaws.

In order to provide strong independent Board leadership, Mr. Moorman will continue to work collaboratively with the lead director in the oversight and governance of Norfolk Southern. The position of lead director has

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

BOARD OF DIRECTORS

been structured to serve as an effective balance to the position of Executive Chairman. The lead director is selected from the independent directors of the Board by the independent directors at the Board’s organizational meeting following the Annual Meeting of Stockholders or at such other time as they deem appropriate. The lead director presides at all meetings of the Board at which the Chairman is not present and presides at all meetings of the outside directors. The Corporate Governance Guidelines require that the outside directors meet at least twice a year without members of management present, and the lead director is empowered to call additional meetings of the outside directors as necessary. In 2014, the outside directors met without members of management present at every Board meeting. The lead director also serves as a liaison between the executive directors and the outside directors, and in this capacity confers with the Chairman and CEO on the effectiveness of Board meetings. Together with the Chairman, the lead director develops and approves Board and committee meeting agendas, meeting schedules, and such other materials to be distributed to the Board in order to assure sufficient time for informed discussions of complex issues. Finally, the lead director monitors the flow of information from the committee chairs to the directors, reviews stockholder communications, meets with significant stockholders as required, and interviews potential director candidates. Further information regarding the position of lead director is set forth in Norfolk Southern’s Corporate Governance Guidelines. Mr. Leer has served as our lead director since the date of the 2013 Annual Meeting.

The lead director also presides over an annual Board self-evaluation process. For the 2014 evaluation, the Board retained a third-party firm to facilitate the evaluation, with evaluation results sent directly to the directors without input or interpretation by management. The Board believes these changes have allowed the evaluation process to be more robust and ensure that the process is free from any conflicts of interest and is truly an independent review.

The Corporate Governance Guidelines also describe the Board’s policy with respect to director attendance at the Annual Meeting of Stockholders, which is that, to the extent possible, each director is expected to attend the Annual Meeting of Stockholders. All of our then-current directors attended the 2014 Annual Meeting of Stockholders.

The Board has approved and adopted The Thoroughbred Code of Ethics which applies to all directors, officers and employees of Norfolk Southern, and a Code of Ethical Conduct for Senior Financial Officers that applies to specified financial officers. These documents and our Corporate Governance Guidelines, are available on our website at www.nscorp.com in the “Investor Relations” section under “Corporate Governance.” Any stockholder may request printed copies of the Corporate Governance Guidelines, The Thoroughbred Code of Ethics or Code of Ethical Conduct for Senior Financial Officers by contacting: Denise W. Hutson, Corporate Secretary, Norfolk Southern Corporation, Three Commercial Place, 13th Floor, Norfolk, Virginia 23510-9219 (telephone 757-823-5567).

Norfolk Southern’s Bylaws require that in an uncontested election of directors, a director shall be elected by a majority of votes cast. Any incumbent director who is not re-elected shall promptly tender his or her resignation to the Board of Directors for consideration by our Governance and Nominating Committee. The Governance and Nominating Committee will promptly consider the resignation and recommend to the Board of Directors whether to accept or reject the tendered resignation. The Board of Directors will act on the Committee’s recommendation within 90 days following certification of the election results. Any director who tenders his or her resignation pursuant to this provision will not participate in the Governance and Nominating Committee’s recommendation or Board of Directors’ consideration regarding whether or not to accept the tendered resignation. If the resignation is accepted, the Governance and Nominating Committee will recommend to the Board whether to fill the vacancy or reduce the size of the Board. We will publicly disclose the Board of Directors’ decision within four business days, including a full explanation of the process by which the decision was reached and, if applicable, the reasons why the Board rejected the director’s resignation.

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

BOARD OF DIRECTORS

Stockholder Engagement

Norfolk Southern regularly engages with its stockholders on governance issues, executive compensation issues and other matters of interest to stockholders. During 2014, we engaged in a stockholder outreach program and met with many of our largest institutional investors. The Governance and Nominating Committee discussed both the process for conducting this outreach program and the results of these shareholder meetings. As a result of its stockholder engagement:

●

The Board of Directors amended the Corporate Governance Guidelines to reduce the number of outside boards on which a director may serve. The amended Corporate Governance Guidelines permit directors to serve on no more than three outside boards, and permit the CEO to serve on only one outside board. The Corporate Governance Guidelines previously allowed directors to serve on four outside boards.

●	The Compensation Committee eliminated an overlap in performance goals under EMIP and LTIP, as more fully described in the Compensation Discussion and Analysis.
●

We enhanced a number of areas of disclosure in this proxy statement in response to shareholder requests, including disclosures related to compensation matters, auditor independence and the Board self-evaluation process.

QUALIFICATIONS OF DIRECTORS AND NOMINEES

Norfolk Southern’s directors have diverse backgrounds and provide experience and expertise in a number of critical areas to the company. The Governance and Nominating Committee considers the particular experience, attributes and qualifications of directors standing for re-election and potential nominees for election as well as the needs of the Board of Directors as a whole and its individual committees.

The Governance and Nominating Committee has identified ten areas of expertise that are particularly relevant to Norfolk Southern and has identified the directors whose key areas of expertise qualify them for each of the listed categories. The categories identified by the Governance and Nominating Committee are:

CEO/Senior Officer—Experience working as a CEO or Senior Officer of a major public or private company or non-profit entity.

Environmental and Safety—A thorough understanding of safety and environmental issues and transportation industry regulations.

Finance and Accounting—Senior executive level experience in financial accounting and reporting, auditing, corporate finance and/or internal controls.

Governance/Board—Prior or current experience as a board member of a major organization (private, public or nonprofit).

Governmental Relations—Experience in or a strong understanding of the workings of government and public policy on a local, state and national level.

Human Resources and Compensation—Senior executive level experience or membership on a board compensation committee with an extensive understanding of compensation programs, particularly compensation programs for executive level employees and incentive based compensation programs.

Information Technology—Senior executive level or board experience with information technology issues for a major public, private or non-profit entity.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

BOARD OF DIRECTORS

Marketing—Senior executive level experience in marketing combined with a strong working knowledge of Norfolk Southern’s markets, customers and strategy.

Strategic Planning—Senior executive level experience in strategic planning for a major public, private or non-profit entity.

Transportation—Extensive knowledge and experience in the transportation industry, either as a senior executive of a transportation or logistics company or as a senior executive of a customer of a transportation company.

Each director’s biography includes a listing of the areas of expertise where each director or nominee is most skilled. In addition, the table below summarizes the particular attributes that led the Governance and Nominating Committee to nominate each individual as a director of Norfolk Southern.

	Bell	Bowles	Bradway	Bush	Carp	Horn	Leer	Lockhart	Miles	Moorman	Nesbitt	Squires	Thompson
CEO/Senior Officer	X	X	X	X	X	X	X	X	X	X	X	X	X
Environmental and Safety							X			X
Finance and Accounting		X	X	X		X		X	X		X	X	X
Governance/Board	X	X	X	X	X	X	X	X	X	X	X	X	X
Governmental Relations	X	X	X	X						X	X		X
Human Resources and	X	X			X	X	X					X
Compensation
Information Technology			X		X					X			X
Marketing	X						X	X	X		X		X
Strategic Planning	X	X	X	X	X	X	X	X	X	X	X	X	X
Transportation				X	X		X	X		X		X

In addition to these specific categories, the Governance and Nominating Committee considers a number of other factors in considering director candidates, including board dynamics, reputation of potential nominees, recommendations of director search firms, and how the nominee will contribute to the diversity of the Board. More information on qualifications for potential directors is contained in Norfolk Southern’s Corporate Governance Guidelines posted under the “Investor Relations” tab on our website. Norfolk Southern Corporation defines diversity as the collective mixture of similarities and differences that impact our workforce, workplace and marketplace. The Governance and Nominating Committee also views diversity broadly, seeking to nominate individuals from varied backgrounds, perspectives and experiences. The Governance and Nominating Committee does not have a specific written policy on the diversity of the Board of Directors at this time. More information on Norfolk Southern’s diversity principles and philosophy can be found on our website in the “Employees” section under “Diversity” at www.nscorp.com.

DIRECTOR INDEPENDENCE

As required by the New York Stock Exchange, the Board of Directors has considered whether individual directors are independent. A director is considered “independent” if the Board determines that the director has no material relationship with Norfolk Southern (directly or as a partner, stockholder or officer of an organization that has a relationship with Norfolk Southern). The Board makes these determinations after full deliberation, considering all relevant facts and circumstances. To aid in its evaluation of director independence, the Board has adopted categorical independence standards. Under the standards, an individual director is “independent,” unless the Board determines otherwise, if none of the following relationships exists between Norfolk Southern and the director:

●

the director is, or has been within the last three years, an employee, or an immediate family member of the director is, or has been within the last three years, an Executive Officer of Norfolk Southern or any of our consolidated subsidiaries;

●

the director or an immediate family member of the director has received during any twelve-month period within the last three years more than $120,000 in direct compensation from Norfolk Southern or any of our consolidated subsidiaries, other than director and committee fees and deferred compensation for prior service (provided such deferred compensation is not contingent in any way on continued service);

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

BOARD OF DIRECTORS

●

(a) the director is a current partner or employee of a present or former internal or external auditor of Norfolk Southern or any of our consolidated subsidiaries, (b) the director has an immediate family member who is a current partner of such a firm, (c) the director has an immediate family member who is a current employee of such a firm and personally works on Norfolk Southern’s audit, or (d) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on Norfolk Southern’s audit within that time;

●

the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where one of our Executive Officers serves as a director and sits on that company’s compensation committee;

●

the director is an executive officer or employee, or an immediate family member of the director is an executive officer, of a company that makes payments to, or receives payments from, Norfolk Southern or any of our consolidated subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; and

●

the director is an executive officer or compensated employee, or an immediate family member of the director is an executive officer, of a charitable organization that receives donations from Norfolk Southern, any of our consolidated subsidiaries or the Norfolk Southern Foundation in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such charitable organization’s donations.

For purposes of these categorical standards, “immediate family member” has the definition set forth in the New York Stock Exchange’s Listing Standards. These categorical independence standards are available on our website at www.nscorp.com in the “Investor Relations” section under “Corporate Governance.”

The Board has determined that all the director nominees other than Mr. Moorman and Mr. Squires satisfy the above categorical standards and qualify as independent directors of Norfolk Southern. Mr. Moorman serves as our Chairman and Chief Executive Officer and Mr. Squires serves as our President and, therefore, neither is an independent director. In making these independence determinations, our Board of Directors considered the following transaction:

●

We provided transportation services to, received coal royalties and rental payments from, and paid freight claims and contract refunds to Arch Coal, Inc. in the ordinary course of business during 2014. Mr. Leer served as Chairman of the Board of Arch Coal until April 24, 2014, and currently serves as Senior Advisor to the President/CEO. Mr. Leer is no longer an executive officer or director of Arch Coal.

This transaction did not exceed our categorical independence standard and was not sufficiently material as to require disclosure as a Related Person Transaction under Item 404(a) of Regulation S-K. In addition, the Board considered this relationship in its nomination of Mr. Leer and determined both that his independence as a director of Norfolk Southern is not impaired and that Mr. Leer’s extensive experience with a coal company, an important revenue group for Norfolk Southern, is particularly valuable expertise for the Board of Directors.

RETIREMENT POLICY

Under our Governance Guidelines, a director must retire effective as of the date of the Annual Meeting that falls on or next follows the date of that director’s 72nd birthday.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

BOARD OF DIRECTORS

COMPENSATION OF DIRECTORS

2014 Non-Employee Director Compensation Table1

Name (a)	Fees Earned or Paid in Cash[2] ($) (b)	Stock Awards[3] ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[4] ($) (f)	All Other Compensation ($)[5] (g)	Total ($) (h)
Thomas D. Bell, Jr.	110,000	149,730	0	0	0	39,383	299,113
Erskine B. Bowles	90,000	149,730	0	0	0	39,094	278,824
Robert A. Bradway	90,000	149,730	0	0	0	9,094	248,824
Wesley G. Bush	90,000	149,730	0	0	0	24,094	263,824
Daniel A. Carp	110,000	149,730	0	0	0	14,094	273,824
Karen N. Horn	105,000	149,730	0	0	0	9,744	264,474
Burton M. Joyce[6]	55,000	149,730	0	0	0	17,890	222,620
Steven F. Leer	140,000	149,730	0	0	9,147	26,694	325,571
Michael D. Lockhart	90,000	149,730	0	0	0	44,094	283,824
Amy E. Miles[7]	90,000	421,162	0	0	0	0	511,162
Martin H. Nesbitt	90,000	149,730	0	0	0	39,094	278,824
John R. Thompson	90,000	149,730	0	0	0	9,094	248,824
____________________

1Mr. Moorman and Mr. Squires received no compensation for Board or committee service in 2014 and will not receive compensation for Board or committee service in 2015. Therefore, neither this table nor the narrative which follows contain compensation information for Mr. Moorman or Mr. Squires. For compensation information for Mr. Moorman and Mr. Squires, see “Executive Compensation” on page 45 of this proxy statement.

2Includes amounts elected to be received on a deferred basis pursuant to the Directors’ Deferred Fee Plan. For a discussion of this plan, as well as our other director compensation plans, see the narrative discussion below.

3For all directors, represents the full grant date fair value computed in accordance with FASB ASC Topic 718 of the 1,590 restricted stock units granted on January 23, 2014 pursuant to our Long-Term Incentive Plan. For Ms. Miles, this amount also represents the full grant date fair value of the 3,000 restricted shares granted to her upon joining the Board of Directors on January 21, 2014. As of December 31, 2014, each director other than Mr. Joyce held 3,000 restricted shares and the directors held restricted stock units in the following amounts: Mr. Bell, 12,414; Mr. Bowles, 6,360; Mr. Bradway, 6,360; Mr. Bush, 4,142; Mr. Carp, 28,074; Dr. Horn, 17,103; Mr. Joyce, 6,361; Mr. Leer, 60,902; Mr. Lockhart, 17,103; Ms. Miles, 1,625; Mr. Nesbitt, 1,625; and Mr. Thompson, 1,625. See below under “Narrative to Non-Employee Director Compensation Table—Long-Term Incentive Plan” for more information regarding these restricted stock units.

4Represents the amounts by which 2014 interest accrued on fees deferred prior to 2001 by the non-employee directors under the Directors’ Deferred Fee Plan exceeded 120% of the applicable Federal long-term rate provided in Section 1274(d) of the Internal Revenue Code.

5Includes (i) the dollar amounts we contributed to charitable organizations on behalf of directors pursuant to our matching gifts programs as follows: Mr. Bell, $30,000; Mr. Bowles, $35,000; Mr. Bradway, $5,000; Mr. Bush, $20,000; Mr. Carp, $10,000; Dr. Horn, $5,650; Mr. Joyce, $5,000; Mr. Leer, $22,600; Mr. Lockhart, $40,000; Mr. Nesbitt, $35,000; and Mr. Thompson, $5,000, and (ii) each director’s proportional cost of NS-owned life insurance policies used to fund the Directors’ Charitable Award Program. Because a director must serve on our Board for one year prior to becoming eligible for the Directors’ Charitable Award Program, no portion of this cost was allocated to Ms. Miles. For further discussion of the Directors’ Charitable Award Program, see the narrative discussion below.

6Mr. Joyce retired from the Board of Directors effective the date of the 2014 Annual Meeting.

7Ms. Miles joined the Board of Directors on January 21, 2014.

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

BOARD OF DIRECTORS

NARRATIVE TO NON-EMPLOYEE
DIRECTOR COMPENSATION TABLE

Below is a discussion of the material factors necessary to an understanding of the compensation disclosed in the above table.

The Compensation Committee and the Board of Directors determine the annual compensation of non-employee directors each year. The Committee consults with its compensation consultant on the director compensation program and reviews survey information to determine whether changes are advisable. The Committee reviews both a comparison to the market amount of compensation paid to directors serving on boards of similar companies and reviews the allocation of this compensation between cash retainer and equity grants. In general, the Compensation Committee and the Board seek to make any changes to non-employee director compensation in a gradual and incremental fashion.

Retainer and Fees. In 2014, each member of the Board of Directors received a quarterly retainer for services of $12,500 and a quarterly fee of $10,000 for serving on at least two committees, plus expenses incurred in connection with attendance at Board meetings. Directors who served as committee chairpersons received an additional quarterly fee of $5,000 for such service, and the lead director received an additional quarterly fee of $12,500.

Directors’ Deferred Fee Plan. A director may elect to defer receipt of all or a portion of the director’s compensation. Amounts deferred are credited to a separate memorandum account maintained in the name of each participating director. Amounts deferred before January 1, 2001, earn a fixed rate of interest, which is credited to the account at the beginning of each quarter. In general, the fixed interest rate is determined on the basis of the director’s age at the time of the deferral: under age 45, 7%; age 45-54, 10%; age 55-60, 11%; and over age 60, 12%. Amounts set forth in the table above represent the extent to which these rates exceed 120% of the applicable federal long-term rate. The total amount so credited for amounts deferred before January 1, 2001, (including interest earned thereon) is distributed in ten annual installments beginning in the year following the year in which the participant ceases to be a director.

Amounts deferred on or after January 1, 2001, are credited with variable earnings and/or losses based on the performance of hypothetical investment options selected by the director. The hypothetical investment options include NS stock units and various mutual funds as crediting indices. NS stock units are phantom units whose value is measured by the market value of shares of our common stock, but the units will be settled in cash, not in shares of stock. Amounts deferred on or after January 1, 2001, will be distributed in accordance with the director’s elected distribution option in one lump sum or a stream of annual cash payments over 5, 10 or 15 years.

Four directors elected to defer compensation that would have been payable in 2014 into the Directors’ Deferred Fee Plan.

Our commitment to accrue and pay interest and/or earnings on amounts deferred is facilitated by the purchase of corporate-owned life insurance with the directors as insureds under the policies. If the Board of Directors determines at any time that changes in the law affect our ability to recover the cost of providing the benefits payable under the Directors’ Deferred Fee Plan, the Board may reduce the interest and/or earnings on deferrals to a rate not less than one half the rate otherwise provided for in the Directors’ Deferred Fee Plan.

Directors’ Restricted Stock Plan. Through 2014, each non-employee director received a grant of 3,000 shares of restricted stock upon election to the Board. Restricted stock is registered in the name of the director, who has the right to vote the shares and receive dividends, but restricted stock may not be sold, pledged or otherwise encumbered during the restriction period. The restriction period begins when the restricted stock is granted and ends on the earlier of death or the director ceasing to be a director because of disability or retirement. These shares will be forfeited if a non-employee director does not retire in accordance with the terms of the plan. Effective January 23, 2015, the Board of Directors amended the Directors’ Restricted Stock Plan to provide that no additional awards will be made under the plan, and alternate awards will be made to new directors under the Long-Term Incentive Plan.

Long-Term Incentive Plan. Each of our then current non-employee directors was granted 1,590 restricted stock units effective January 23, 2014. Each restricted stock unit represents the economic equivalent of one share of our common stock, and will be settled in shares of our stock rather than cash. Stock units are credited with dividend equivalents as dividends are paid on our common stock, and the amount credited is converted into additional restricted stock units based on the fair market value of our stock on the dividend payment date.

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

BOARD OF DIRECTORS

Upon leaving the Board, a director will receive the value of the restricted stock units in shares of our stock either in a lump sum distribution or in ten annual distributions, in accordance with an election made by each director. Restricted stock unit awards made after 2010 are subject to retention until the director ceases to serve as a director, with a minimum three-year retention period measured from the award date. If a director leaves while restricted stock unit awards are still subject to the retention period, the restricted stock units will be distributed in accordance with the director’s prior distribution election as each retention period expires.

Directors’ Charitable Award Program. Each director is entitled to nominate up to five tax-exempt institutions to receive, in the aggregate, up to $500,000 from Norfolk Southern following the director’s death. Directors are entitled to designate up to $100,000 per year of service until the $500,000 cap is reached. Following the director’s death, we will distribute the donations in five equal annual installments.

The Directors’ Charitable Award Program supports our long-standing commitment to contribute to educational, cultural and other appropriate charitable institutions and to encourage others to do the same. We fund some of the charitable contributions made under the program out of general corporate assets, and some of the charitable contributions with proceeds from life insurance policies we have purchased on some of the directors’ lives. We are the owner and beneficiary of these policies, and the directors have no rights to any policy benefits. Upon directors’ deaths, we receive these life insurance death benefits free of income tax, which provide a source from which we can be reimbursed for donations made under the program. Our cost of the life insurance premiums under the program is partially offset by tax deductions we take from making the charitable contributions. We allocate a proportional share of the cost of maintaining these policies during 2014 to each director eligible for the Directors’ Charitable Award Program in the above table under “All Other Compensation,” regardless of whether we purchased a life insurance policy with respect to each particular director.

Because we make the charitable contributions (and are entitled to the related deduction) and are the owner and the beneficiary of the life insurance policies, directors receive no direct financial benefit from this program. In the event the proceeds from any of these policies exceed the donations we are required to make under the program, we contribute the excess proceeds to the Norfolk Southern Foundation. Amounts the Norfolk Southern Foundation receives under this program may reduce what we otherwise would contribute from general corporate resources to support the Foundation’s activities.

Directors’ Physical Examinations. Each non-employee director is entitled to reimbursement for a physical examination, up to $10,000 per calendar year. The CEO, the President and the Executive Vice Presidents also are eligible for such reimbursement. See pages 60 and 64 of the “Executive Compensation” section of this proxy statement. Some of our directors were reimbursed for physical examinations during 2014 and these amounts are included in “All Other Compensation” in the 2014 Non-Employee Director Compensation Table.

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

BOARD OF DIRECTORS

RISK OVERSIGHT

The Board of Directors is responsible for the oversight of Norfolk Southern’s risk management efforts. The Board works with management to set the corporate objectives around which risk management is shaped, and management implements a risk management program based on these objectives. The Governance and Nominating Committee has been delegated authority to recommend procedures for the Board’s risk oversight function. The Governance and Nominating Committee assigns oversight responsibilities for specific risks to the Board of Directors and the committees of the Board. In addition, in accordance with applicable regulations and its charter, the Audit Committee periodically considers major financial risks of Norfolk Southern, risks associated with Norfolk Southern’s financial reporting and the risk of fraud impacting Norfolk Southern. Finally, the Compensation Committee considers major compensation related risks of Norfolk Southern. Management provides presentations, information and updates on risk management efforts on a regular basis and as requested by the Board or Board committees. In addition, the Board or its committees may conduct additional risk assessments at any time, and each committee is empowered to engage outside advisors as needed to assist in performing its risk management duties.

COMMITTEES OF THE BOARD

After the election of directors at the Annual Meeting of Stockholders, the Board of Directors appoints members to its committees. In May 2014, the Board appointed members to the Executive Committee, the Governance and Nominating Committee, the Finance Committee, the Audit Committee and the Compensation Committee. The charter of each of the committees is approved by the Board of Directors and requires that each committee evaluate its performance at least annually. The committee’s evaluation includes effectiveness, size and composition, the quality of information and presentations given to the committee by management, the suitability of the committee’s duties and other issues that the committee deems appropriate. Copies of the committee charters are available on our website in the “Investor Relations” section under “Corporate Governance” at www.nscorp.com. Any stockholder may request printed copies of one or more of the committee charters by contacting: Denise W. Hutson, Corporate Secretary, Norfolk Southern Corporation, Three Commercial Place, 13th Floor, Norfolk, Virginia 23510-9219 (telephone 757-823-5567).

The EXECUTIVE COMMITTEE’S current members are Charles W. Moorman, Chair, Thomas D. Bell, Daniel A. Carp, Karen N. Horn (who joined the Committee on May 8, 2014), and Steven F. Leer. Mr. Joyce served on the Committee until his retirement from the Board on the date of the 2014 Annual Meeting. When the Board is not in session, and except as otherwise provided by law, the Executive Committee has and may exercise all the authority of the Board, including the authority to declare a quarterly dividend on our common stock at the rate of the quarterly dividend most recently declared by the Board. All actions taken by the Executive Committee are reported to the Board at its next meeting and are subject to revision or alteration by the Board. The Executive Committee met two times in 2014 and is governed by a written charter adopted by the Board.

The GOVERNANCE AND NOMINATING COMMITTEE’S current members are Steven F. Leer, Chair, Robert A. Bradway, Daniel A. Carp, Karen N. Horn, and John R. Thompson. All members of the Governance and Nominating Committee are independent (see information under “Director Independence” on page 34). The Governance and Nominating Committee met five times in 2014 and is governed by a written charter adopted by the Board.

The Governance and Nominating Committee’s duties include:

●	recommending to the Board qualified individuals to be nominated to fill any vacancy on the Board or as additional members of the Board;
●	recommending to the Board qualified individuals to be elected as our officers;
●	recommending the adoption of and any amendments to our Corporate Governance Guidelines;

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NORFOLK SOUTHERN CORPORATION	2015 Proxy Statement

BOARD OF DIRECTORS

●	monitoring legislative developments relevant to us and overseeing efforts to affect legislation and other public policy;
●	overseeing our political contributions and charitable giving;
●	overseeing our risk oversight;
●	monitoring our relations with stockholders;
●	monitoring corporate governance trends and practices and making recommendations to the Board of Directors concerning corporate governance issues; and
●	recommending to the Board of Directors procedures and processes for the Board’s oversight of the Corporation’s risk management program.

As described in the Corporate Governance Guidelines, the Governance and Nominating Committee considers potential candidates to be nominated for election as directors, whether recommended by a stockholder, director, member of management or consultant retained for that purpose, and recommends nominees to the Board. The Governance and Nominating Committee reviews the current biography of the potential candidate and additional information provided by the individual or group that recommended the candidate for consideration. The Governance and Nominating Committee fully considers the qualifications of all candidates and recommends the nomination of individuals who, in the Governance and Nominating Committee’s judgment, will best serve the long-term interests of all stockholders. In the judgment of the Governance and Nominating Committee and the Board, all director nominees recommended by the Governance and Nominating Committee should, at a minimum:

●	be of high ethical character and have personal and professional reputations consistent with our image and reputation;
●

have experience as senior executives of public companies or leaders of large organizations, including charitable and governmental organizations, or have other experience at a strategy or policy setting level that would be beneficial to us;

●	be able to represent all of our stockholders in an objective and impartial manner; and
●	have time available to devote to Board activities.

It is the intent of the Governance and Nominating Committee and the Board that at least one director on the Board will qualify as an “audit committee financial expert,” as that term is defined in regulations of the SEC.

The Governance and Nominating Committee will consider director candidates recommended by stockholders. Any such recommendation should include:

●

biographical information on the candidate, including all positions held as an employee, officer, partner, director or ten percent owner of all organizations, whether for profit or not-for-profit, and other relevant experience;

●	a description of any relationship between the candidate and the recommending stockholder;
●	a statement requesting that the Board consider nominating the individual for election as a director;
●	written consent of the proposed candidate to being named as a nominee; and
●	proof of the recommending stockholder’s stock ownership.

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2015 Proxy Statement	NORFOLK SOUTHERN CORPORATION

BOARD OF DIRECTORS

Recommendations by stockholders must be in writing and addressed to the Chair of the Governance and Nominating Committee, c/o Corporate Secretary, Norfolk Southern Corporation, Three Commercial Place, 13th Floor, Norfolk, Virginia 23510-9219. To ensure that the Governance and Nominating Committee will have adequate time to consider all candidates, stockholder recommendations must be received no later than November 26, 2015, in order to be considered for nomination for election at the 2016 Annual Meeting of Stockholders.

A stockholder may directly nominate an individual for election as director instead of (or in addition to) recommending a candidate for the Governance and Nominating Committee’s consideration. Unless required by SEC regulations, stockholder nominees will not appear in our proxy statement or on the proxy card for the annual meeting. Stockholders wishing to nominate an individual for election as a director at an annual meeting must comply with specific Bylaw provisions, which are available on our website, www.nscorp.com, in the “Investor Relations” section under “Corporate Governance.” To be eligible to be included in the ballot at the 2016 Annual Meeting of Stockholders, director nominations must comply with these Bylaw provisions and must be received during the period that begins December 6, 2015, and ends February 14, 2016.

The FINANCE COMMITTEE’S current members are Thomas D. Bell, Jr., Chair, Erskine B. Bowles, Wesley G. Bush, Michael D. Lockhart, Amy E. Miles (who joined the Committee on January 21, 2014) and Martin H. Nesbitt. Mr. Joyce served on the Committee until his retirement from the Board on the date of the 2014 Annual Meeting. The Finance Committee met five times in 2014 and is governed by a written charter adopted by the Board.

The Finance Committee’s duties include:

●

overseeing implementation of policies concerning our capital structure, including evaluating the appropriate structure of our long-term debt, mix of long-term debt and equity, strategies to manage our interest burden, and recommending to the Board the declaration of dividends, share repurchases and the issuance of debt and equity securities; and

●

reviewing and evaluating tax and treasury matters and financial returns of our transactions, including management of cash flows, tax planning activities and evaluating financial returns of proposed mergers, acquisitions and divestitures.

The COMPENSATION COMMITTEE’S current members are Daniel A. Carp, Chair, Thomas D. Bell, Jr., Erskine B. Bowles, Wesley G. Bush, and Steven F. Leer. All members of the Compensation Committee are independent (see information under “Director Independence” on page 34) and satisfy all additional requirements for service on a Compensation Committee, as defined by the applicable rules of the New York Stock Exchange and the SEC. The Compensation Committee met three times in 2014 and is governed by a written charter adopted by the Board.

The Compensation Committee’s duties include:

●	considering and making recommendations to the Board concerning the compensation levels, plans and programs for the directors, chief executive officer and executive officers;
●

reviewing and approving corporate goals and objectives relevant to the chief executive officer’s compensation and considering and recommending to the independent members of the Board the compensation of the chief executive officer based on an evaluation of his performance relative to those corporate goals and objectives;

●	considering the results of any shareholder advisory vote on executive compensation in connection with its review of Norfolk Southern’s executive compensation strategy, plans and programs;
●

oversee any management incentive bonus plan, deferred compensation plan, long-term incentive plan or other executive compensation plan that the Board may adopt and grant, recommend or approve awards under the plans;

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●	overseeing the design of our employee retirement plans;
●

making any other compensation decisions for which it is desirable to achieve the protections afforded by Section 162(m) of the Internal Revenue Code, Rule 16b-3, or by other laws or regulations that may be or become relevant in this area and in which only disinterested directors may participate; and

●

overseeing disclosures included in the Compensation Discussion and Analysis (“CD&A”) and producing a Compensation Committee Report indicating that it has reviewed and discussed the CD&A with management and approved its inclusion in the annual proxy statement.

The Compensation Committee makes all salary recommendations to the independent members of the Board of Directors for the chief executive officer and, based on his individual performance evaluations, to the Board of Directors for all other executive officers. The Compensation Committee also makes long-term incentive compensation awards to directors and makes recommendations to the full Board of Directors on all other elements of director compensation. In setting such compensation for the directors and the chief executive officer, the Compensation Committee considers the recommendations of the compensation consultant.

The Compensation Committee has engaged Pay Governance to assist it in making compensation recommendations and decisions and otherwise fulfilling its duties under its charter. The Committee annually requests that Pay Governance assess our compensation and employee benefit arrangements, particularly those relevant to our directors and Executive Officers, and advise whether Pay Governance recommends any changes to ensure that our compensation arrangements are appropriate. During the Compensation Committee’s 2014 review of the directors’, the chief executive officer’s and management’s compensation levels, the Committee considered the advice they received from Pay Governance; however, the Committee was responsible for deciding or for making final recommendations to the Board as to the form and amount of our compensation programs.

In January 2015 the Compensation Committee considered whether Pay Governance had any conflicts of interest in its service as the Committee’s compensation consultant. Based on information presented by Pay Governance and information provided by management, the Committee determined that Pay Governance has no such conflict of interest.

The AUDIT COMMITTEE’S current members are Karen N. Horn, Chair, Robert A. Bradway, Michael D. Lockhart, Amy E. Miles (who joined the Committee on January 21, 2014), Martin H. Nesbitt, and John R. Thompson. Mr. Joyce served as Chair of the Committee until his retirement from the Board on the date of the 2014 Annual Meeting. The Board has determined that all current members of the Audit Committee are independent (see information under “Director Independence” on page 34) and satisfy all additional requirements for service on an audit committee, as defined by the applicable rules of the New York Stock Exchange and the SEC, and no member of the Audit Committee serves on more than three public company audit committees. While other members of the Audit Committee may also qualify, the Board has determined that Karen N. Horn, Robert A. Bradway, Michael D. Lockhart, Amy E. Miles and Martin H. Nesbitt, who are members of the Audit Committee, qualify as “audit committee financial experts,” as that term is defined by SEC rules. The Audit Committee met eight times in 2014 and is governed by a written charter adopted by the Board.

The Audit Committee’s duties include:

●	assisting Board oversight of the accuracy and integrity of our financial statements, financial reporting process and internal control systems;
●

engaging an independent registered public accounting firm (subject to stockholder ratification) based on an assessment of their qualifications and independence, and pre-approving all services and estimated fees associated with their engagement;

●	evaluating the efforts and effectiveness of our independent registered public accounting firm and Audit and Compliance Department, including their independence and professionalism;

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●	facilitating communication among the Board, the independent registered public accounting firm, our financial and senior management and our Audit and Compliance Department;
●	assisting Board oversight of our compliance with applicable legal and regulatory requirements;
●

reviewing procedures established for the receipt, retention, and treatment of complaints received, including confidential, anonymous submissions by employees, or others, of concerns regarding questionable accounting or auditing matters, and significant cases of alleged employee conflict of interest, ethical violations, misconduct, or fraud, the volume and nature of calls to the "Ethics and Compliance Hotline" and other matters similar in nature; and

●	preparing the “Audit Committee Report” included in our annual proxy statement.

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AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT

Before our Annual Report on Form 10-K for the year ended December 31, 2014, was filed with the SEC, the Audit Committee of the Board of Directors reviewed and discussed with management our audited financial statements for the year ended December 31, 2014.

The Audit Committee has discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committees.”

The Audit Committee also has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC.

2014 Members of the Audit Committee

Karen N. Horn, Chair
Robert A. Bradway, Member
Michael D. Lockhart, Member
Amy E. Miles, Member
Martin H. Nesbitt, Member
John R. Thompson, Member

RELATED PERSON TRANSACTIONS

During 2014, Norfolk Southern did not have any related persons transactions.

We may occasionally participate in transactions with certain “related persons.” Related persons include our Executive Officers, directors, beneficial owners of 5% or more of our common stock, immediate family members of these persons, and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related person transactions.” We have adopted a written policy to prohibit related person transactions unless they are determined to be in Norfolk Southern’s best interests. Under this policy, the Audit Committee is responsible for the review and approval of each related person transaction exceeding $120,000. In instances where it is not practicable or desirable to wait until the next meeting of the Audit Committee for review of a related person transaction, the Chair of the Audit Committee has been delegated authority to act between Audit Committee meetings. The Audit Committee, or the Chair, considers all relevant factors when determining whether to approve a related person transaction, including whether the proposed transaction is on terms and made under circumstances that are at least as favorable to Norfolk Southern as would be available in comparable transactions with or involving unaffiliated third parties. Among other relevant factors, they consider:

●	the size of the transaction and the amount of consideration payable to the related person(s);
●	the nature of the interest of the applicable director, director nominee, Executive Officer, or 5% stockholder, in the transaction; and
●	whether we have developed an appropriate plan to monitor or otherwise manage the potential for a conflict of interest.

The Chair must report any action taken pursuant to this delegated authority to the Audit Committee at its next meeting. In addition, at the Audit Committee’s first meeting of each fiscal year, it reviews all previously approved related person transactions that remain ongoing and have a remaining term or remaining amounts payable to or receivable from us of more than $120,000. Based on all relevant facts and circumstances, taking into consideration our contractual obligations, the Audit Committee determines whether it is in our and our stockholders’ best interest to continue, modify or terminate the related person transaction.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during 2014 were Daniel A. Carp, Chair, Thomas D. Bell, Jr., Erskine B. Bowles, Wesley G. Bush, and Steven F. Leer. None of the these members have ever been employed by Norfolk Southern, and no members had any relationship with us during 2014 requiring disclosure as a transaction with a related person, promoter, or control person under Item 404 of Regulation S-K or under the Compensation Committee Interlocks disclosure requirements of Item 407(e)(4) of Regulation S-K.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

KEY CHANGES

What were the key changes in the executive compensation program for 2014?

The Compensation Committee of our Board of Directors took the following key actions with respect to executive compensation for 2014, as more fully described in this Compensation Discussion and Analysis:

●

Considered total direct compensation paid by a peer group of companies consisting of other North American Class I railroads and, following that analysis, did not make any changes to salary levels or annual incentive opportunities for the Named Executive Officers.

●

Set financial and operating targets which, if met, would produce a 67% annual incentive payout. Norfolk Southern achieved the maximum performance goal for the operating ratio measure and exceeded its targeted performance goal for the operating income measure, resulting in an annual incentive payout of 80.6%. However, the threshold performance goal for the composite service measure was not met, so no award was earned for the portion of the annual incentive corresponding to this performance metric.

●

Continued to grant, as in past years, long-term incentive awards consisting of options, restricted stock units and performance share units, all of whose ultimate value is based on stockholder return. The value of performance share units is tied to achievement of disclosed goals for total stockholder return and return on average invested capital.

●

To better align performance share earnout with total shareholder return, eliminated operating ratio as a performance goal and tied one-half (rather than one-third) of the performance share units awarded for the 2014-2016 cycle to three-year total stockholder return.

●	Awarded CEO compensation that is 79% at-risk and 53% of which is tied to established corporate performance goals.
●	Awarded CEO compensation that is 75% equity-based awards that are aligned with stockholder returns.
●	Continued to engage with stockholders on matters concerning executive compensation and make changes to our compensation programs and disclosure as a result of such engagement.

The Committee believes that our compensation program provides competitive pay, promotes retention, and provides incentive for our Executive Officers to maximize long-term stockholder value.

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What were the key changes to CEO total compensation for 2014?

The Committee awarded CEO compensation at the 46th percentile of total direct compensation as compared to peer group companies, which fell at a lower percentile than the 56th percentile for 2013. While at the time the Committee made its compensation decisions the total direct compensation relative to the peer group was a reduction from 2013, the CEO’s total compensation as reported in the Summary Compensation Table increased approximately $3.9 million. This increase consists of the following components (shown in approximate amounts):

●

$3.1 million of the increase is due to the increased actuarial present value of the pension plan benefits for Mr. Moorman as compared to the increase for 2013, consisting of $2.6 million from changes in the mortality assumptions and discount rates in 2014 (accounting and actuarial assumptions) and $0.5 million from changes in Mr. Moorman’s final average compensation.

●

$0.7 million of the increase is due to higher valued equity awards, and $0.1 million is due to a higher annual incentive earnout for above-target operating income and operating ratio results. The Committee increased the equity awards to maintain competitive compensation at approximately the 50th percentile of our peer group.

What key decisions did the Committee make for CEO total compensation awarded in 2015?

The Committee reviewed the 2014 executive compensation program in light of the Corporation’s results for 2014 and made the following key decisions for Mr. Moorman’s 2015 compensation (which will be reflected in the 2016 proxy statement):

●	The Committee did not increase Mr. Moorman’s salary level or the annual cash incentive plan opportunity for 2015.
●	The Committee did not increase the targeted value of long-term equity incentive awards for Mr. Moorman in 2015.
●

For Mr. Moorman and all executive officers, the Committee continued the 50% weighting for the TSR goal in performance share units and capped the earnout for the TSR goal at target payout when three-year TSR is negative.

●

For Mr. Moorman and all executive officers, the Committee changed the performance targets and resulting payouts for the 2015 annual incentive award to increase the operating income and operating ratio performance goals for threshold, target and maximum payouts.

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Objectives of Compensation Program

Norfolk Southern’s executive compensation program is primarily designed to:

●	Align executives’ compensation with overall business strategies.
●	Attract and retain highly qualified executives.
●	Provide incentives for executives to drive stockholder value.

The Committee is responsible for developing and maintaining appropriate compensation programs for our Executive Officers, including our Named Executive Officers.

In order to enhance the Committee’s ability to carry out these responsibilities effectively, as well as ensure that Norfolk Southern maintains strong links between executive pay and performance, the Committee:

●	Has retained Pay Governance LLC as an independent compensation consultant.
●	Reviews management recommendations with respect to the compensation program.
●	Annually reviews individual performance of the Executive Officers with the Chief Executive Officer and recommends any compensation adjustments.

Use of Compensation Consultant

The Committee engaged Pay Governance to provide executive compensation consulting services during 2014. Pay Governance does not provide services to Norfolk Southern other than those provided at the request of the Committee. Pay Governance provides requested reports and information to the Committee and attends Committee meetings at the Committee’s request. For 2014, the Committee engaged Pay Governance to (1) conduct a market pay assessment of Norfolk Southern’s compensation levels relative to both the competitive market and Norfolk Southern’s compensation philosophy, including identifying and reviewing market benchmark positions and pay data, (2) assist Norfolk Southern with the development of long-term incentive grant guidelines for the officer and management groups, based on Pay Governance’s competitive pay assessment, (3) conduct an assessment of Norfolk Southern’s non-employee directors’ compensation package relative to competitive market practices, (4) review emerging trends and issues in executive compensation with the Committee and discuss the implications for Norfolk Southern, and (5) provide certain additional executive compensation consulting services as may be requested by the Committee. In conducting the market pay assessment, Pay Governance reviews with the Committee parameters for the selection of peer group companies and compiles compensation data for the peer group. The Committee uses this information as a starting point for its compensation decisions.

Management Recommendations

Pay Governance makes recommendations to the Committee on any adjustments to compensation for the Chief Executive Officer, and the Chief Executive Officer is not present when the Committee makes decisions on his compensation package. The Chief Executive Officer and the Executive Vice President-Administration provide recommendations to the Committee on any adjustments to compensation for the Named Executive Officers, other than the Chief Executive Officer. Such adjustments are based on each individual’s performance, level of responsibility, and time in position.

In addition to individual adjustments, the Chief Executive Officer and Executive Vice President-Administration provide recommendations to the Committee on adjustments to compensation to address retention needs, performance goals, internal and market pay equity, overall corporate performance, and general economic conditions.

Compensation Policies

In setting compensation for the Named Executive Officers, the Committee:

●

Considers comparative market data, provided by the compensation consultant, from other North American Class I railroads as a guideline. In aggregate, the Committee targets total direct compensation (i.e., salary plus annual incentive plus the expected value of long-term incentive awards) at the 50th percentile for the Chief Executive Officer and at a range from the 50th to the 65th percentile for the other Named Executive Officers as compared to the peer group.

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●	Considers current salary levels, targeted annual incentive opportunities and the value of long-term incentive awards at the time the awards are made.
●	Considers expected corporate performance and general economic conditions.

The Committee does not consider amounts realized from prior performance-based or stock-based compensation awards when setting the current year’s target total direct compensation, regardless of whether such amounts realized may have resulted in a higher or a lower payout than targeted in prior years. Since the nature and purpose of performance-based and stock-based compensation is to tie executives’ compensation to future performance, the Committee believes that considering amounts realized from prior compensation awards in making current compensation decisions is inconsistent with this purpose.

Compensation Governance

The Compensation Committee works closely with its compensation consultant and management to develop the executive compensation program through the year and to align pay with performance and with pay at comparable companies. Embedded in our overall executive compensation program are certain best-practices features:

WE DO		WE DO NOT DO
√	Stock Ownership Guidelines, for CEO and President – 5 times annual salary; for EVPs – 3 times annual salary	χ	Tax gross ups on perquisites
√	Clawback provisions in both annual and long-term incentives	χ	Stock option repricing, reloads or exchanges without stockholder approval
√	79% of CEO’s pay is at-risk	χ	Stock options granted below fair market value, as all stock options are priced during an open window period after the release of earnings
√	53% of CEO’s pay is performance-based	χ	Pledging of Norfolk Southern securities
√	Disclose metrics for annual and long-term incentives	χ	Hedging of Norfolk Southern securities
√	Compensation Committee comprised entirely of outside independent directors	χ	Individual employment agreements or individual supplemental retirement plans
√	Independent compensation consultant that is hired by and reports directly to the Compensation Committee	χ	Single trigger change in control agreements
√	Annual Say on Pay vote	χ	Excise tax gross ups on change in control benefits

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EXECUTIVE COMPENSATION

Peer Group

The Committee monitors the continuing appropriateness of the peer group. The Committee narrowed its peer group for the Named Executive Officers beginning in 2011 to focus on the other North American Class I railroads because Norfolk Southern is primarily in competition with those companies for key executive talent. As a result, the Committee determined that reference to the pay levels at the other North American Class I railroads was the most relevant comparator for the Named Executive Officers. Therefore, the North American Class I railroads that make up the peer group companies for 2014 (“Peer Group Companies”) are:

BNSF Railway
Canadian National Railway
Canadian Pacific Railway
CSX
Kansas City Southern
Union Pacific

The Committee applies its executive compensation policies consistently to all Named Executive Officers, and the application of these policies produces differing amounts of compensation for the Chief Executive Officer, the President and the Executive Vice Presidents based on tenure and responsibilities. In setting the Chief Executive Officer’s compensation, the Committee strives to balance comparative market data for chief executive officers of Peer Group Companies with its goal to provide meaningful performance-based incentive opportunities designed to drive stockholder returns. In addition, the Committee looks at executives at the President and Executive Vice President levels and considers the appropriate compensation differential between the Chief Executive Officer, the President and the remaining executive officers. Because the Chief Executive Officer’s job carries the highest level of responsibility and has the greatest ability to drive stockholder value, his total compensation contains a higher variable or at-risk component than that of other executives.

Consideration of Stockholder Advisory Vote on Compensation

At Norfolk Southern’s 2014 Annual Meeting of Stockholders, our stockholders voted on a non-binding advisory resolution on the compensation provided to the Named Executive Officers, as reported in the Compensation Discussion and Analysis and executive compensation tables in the Corporation’s 2014 proxy statement. Approximately 96% of voting stockholders approved that resolution, excluding abstentions and shares that were not voted. The Committee viewed the results of the advisory vote as demonstrating broad stockholder support for our current executive compensation program. Given the results of the stockholder advisory vote and the Committee’s ongoing review of Norfolk Southern’s compensation programs, the Committee believes that our existing compensation programs effectively align the interests of the Named Executive Officers with Norfolk Southern’s long-term goals. While the stockholder vote on compensation is advisory in nature, the Board and Compensation Committee will carefully consider the results of any such vote in future compensation decisions.

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Stockholder Engagement

Norfolk Southern regularly engages with its stockholders on executive compensation and governance matters. During 2014, we engaged in a stockholder outreach program with our largest institutional investors to solicit feedback concerning Norfolk Southern’s executive compensation program, and the Committee was provided with a report on the results of that outreach, as described more fully on page 33. This process provided an opportunity for stockholders to provide input on our executive compensation program and policies in addition to the annual advisory vote on compensation and to comment on our disclosure of compensation matters in the proxy statement. As a result of our stockholder engagement, Norfolk Southern made the change described below in 2014 to the executive compensation program.

EMIP and LTIP Performance Goal Overlap

In prior years, operating ratio served as a performance goal for both the Executive Management Incentive Plan, which is the annual cash incentive program, and for the performance share units under the Long-Term Incentive Plan, which is the long-term equity incentive program. Stockholders expressed concern that the overlap rewarded executives twice for the same performance, and overemphasized one performance criteria. In response to stockholder concerns, the Committee eliminated operating ratio as a performance goal for performance share unit grants during 2014.

Compensation Components

Overview

The Committee strives to create a compensation program that provides our Named Executive Officers with a balanced compensation package that includes an appropriate base salary along with competitive annual and long-term incentive compensation, so as to directly link executives’ compensation to Norfolk Southern’s financial performance and thus align their interests with those of our stockholders. Norfolk Southern’s total compensation for its Named Executive Officers is weighted heavily toward performance-based incentive compensation rather than base salary, with the result that a substantial portion of 2014 target executive compensation aligns with stockholder interests and is at-risk.

2014 Named Executive Officers

Name	Position
Charles W. Moorman, IV	Chairman and Chief Executive Officer
James A. Squires	President
Marta R. Stewart	Executive Vice President – Finance and Chief Financial Officer
Deborah H. Butler	Executive Vice President – Planning and Chief Information Officer
Mark D. Manion	Executive Vice President and Chief Operating Officer

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2014 CEO Target Total Compensation Mix

2014 President Target Total Compensation Mix

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2014 Average Target Total Compensation Mix for Remaining NEOs*

*Reflects the average percentage of target compensation for Ms. Stewart, Ms. Butler and Mr. Manion. Actual target percentages are as follows: for Ms. Stewart, 21% salary, 19% annual incentive, 30% PSUs, 21% options and 92% RSUs; for Ms. Butler, 24% salary, 21% annual incentive, 28% PSUs, 19% options and 8% RSUs; and for Mr. Manion, 20% salary, 18% annual incentive, 31% PSUs, 22% options and 9% RSUs.

2014 Target Mix of Long-Term Incentive Plan Awards for Executive Officers

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In establishing compensation for the different executive levels, the Committee historically attempted to provide internal pay equity across each level so that executives occupying positions having a similar level of responsibility, such as Executive Vice President, received similar total direct compensation. Given recent changes in our executive officers and resulting differences in relative responsibilities and tenure, the Compensation Committee now considers internal pay equity across each level as only one of many factors to consider and is transitioning to a greater focus on market based-pay differentiation for executives within each level.

The Committee considers what proportion of total direct compensation should be paid annually as base salary, as total cash compensation (salary plus annual incentive) and as long-term compensation. This allocation is based in part on comparison to the compensation mix of the Peer Group Companies. The Committee benchmarks Executive Officers’ total direct compensation as the best measure of our competitiveness with Peer Group Companies. While the Committee will consider benchmarked base salary, total cash compensation and long-term compensation for the Peer Group Companies as a whole or for individual Peer Group Companies, the Committee does not establish targeted percentiles for each component of total direct compensation. The Committee believes this approach targets a competitive level of total direct compensation, while also allowing the Committee the flexibility to consider market practices and internal pay equity in determining the compensation component mix. This allocation is re-evaluated annually.

Periodically, the Committee reviews the mix of compensation paid to the Chief Executive Officer and other Named Executive Officers compared to the compensation mix paid to similar officers at individual Peer Group Companies. During 2012, this review resulted in an increase in the cash components of executive compensation, while keeping Total Direct Compensation targets unchanged. For 2013 and 2014, this review did not result in any change to the allocation of Total Direct Compensation, and accordingly, executive salary levels and annual incentive opportunities were not changed, other than as a result of a change in position level.

For 2014, the portion of total direct compensation awarded as cash compensation versus long-term incentive compensation was approximately:

	Total Cash Compensation	Long-Term Compensation
Mr. Moorman	25%	75%
Mr. Squires	38%	62%
Ms. Stewart	40%	60%
Ms. Butler	45%	55%
Mr. Manion	38%	62%

The Committee further considers the portion of total direct compensation which is to be awarded as long-term compensation and how the long-term piece of compensation should be allocated among stock options, performance share units, and restricted stock units. This allocation is based on general market practices, compensation trends, governance practices, and business issues facing Norfolk Southern. In making this determination, the Committee takes into account the potential dilutive effect of stock-based awards, including guidance on these measures from proxy advisory services, and further considers the purpose behind each element of long-term compensation and how the allocation among these elements will support its overall compensation policies. The Committee does not target comparative market data in making this allocation decision. For 2014, the Committee retained the same mix of awards as were granted in 2012 and 2013.

The Committee considers where the resulting total direct compensation, valued at the time of the award, falls within the targeted parameter for the Named Executive Officers. This comparison is based on salary for the upcoming year, an estimated 67% earn-out for the bonus, and the estimated grant date fair values of performance share units, stock options, and restricted stock units awarded for the upcoming year.

Total direct compensation awarded for 2014 for Mr. Moorman was positioned at the 46th percentile as compared to the Peer Group Companies, and therefore within a reasonable range of the targeted 50th percentile. There were no directly comparable positions to Mr. Squires’ position at the Peer Group Companies, so the Committee was not able to consider where his total direct compensation was positioned as compared to other presidents at Peer Group Companies. The Committee’s intent in establishing Mr. Squires’ total direct compensation for 2014 was to position his compensation between the Chief Executive Officer and

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the Executive Vice Presidents, resulting in targeted direct compensation that would place him above the railroad industry executives who were not at the chief executive officer level to recognize his role as President.

Total direct compensation awarded for 2014 to the Executive Vice Presidents was, on average, positioned at the 53rd percentile as compared to the Peer Group Companies, within a reasonable range of the 50th to 65th percentile target. Total direct compensation awarded for 2014 to Ms. Stewart was positioned at the 41st percentile as compared to the Peer Group Companies. Ms. Stewart’s total direct compensation awarded for 2014 was below the targeted percentile but within a reasonable range in light of her time in the position. Total direct compensation awarded for 2014 to Mr. Manion was positioned at the 49th percentile as compared to the Peer Group Companies, which the Committee considered to be within a reasonable range of the target. For 2014, in connection with its review of target total direct compensation, the Committee increased Mr. Manion’s long-term incentive awards as compared with the other Executive Vice Presidents, which reflects a market-based premium paid to chief operating officers for the Peer Group Companies.

The Committee may reduce the annual incentive paid to any executive based on performance. The Committee determined in 2015 that the individual performance of all Named Executive Officers for 2014 met or exceeded expectations and therefore did not make any reduction to annual incentive payments on the basis of individual performance.

Salaries

The Committee reviews the Named Executive Officers’ base salaries annually and makes adjustments from time to time to realign salaries with market levels, after taking into account individual performance and experience, or for other circumstances. As described above, the salaries of the Chief Executive Officer and other Named Executive Officers were not increased in 2014. The base salary for the Chief Executive Officer and other Named Executive Officers were last increased in 2012, other than changes for Mr. Squires and Ms. Stewart in 2013 due to changes in position.

Annual Incentive

Each of our Named Executive Officers participates in Norfolk Southern’s Executive Management Incentive Plan (“EMIP”), which is designed to compensate executives based on achievement of annual corporate performance goals. Each year, the Committee establishes a maximum opportunity for each Named Executive Officer determined using relevant market data and internal pay equity. This opportunity is expressed as a percentage of base salary:

Annual Base Salary	X	Maximum Opportunity	—	Committee’s Discretionary Adjustment	X	Company Payout Percentage Earned

For 2014, the Committee established a maximum opportunity for Mr. Moorman of 250% of his base salary, a maximum opportunity of 165% for Mr. Squires and a maximum opportunity for each of the Executive Vice Presidents of 145% of his or her base salary. The maximum annual incentive award that each Named Executive Officer is eligible to receive is not the amount expected to be paid to an executive, but is instead the highest amount that the Committee may award as performance-based compensation while preserving deductibility under Section 162(m) of the Internal Revenue Code. The Committee has no discretion to increase the payout above the maximum opportunity under the EMIP. The Committee chose these maximum opportunities to permit flexibility in the event of unusual and exceptional circumstances, and their expectation, absent such circumstances, was to approve payouts that correspond to a 225% opportunity for Mr. Moorman, a 150% opportunity for Mr. Squires and a 135% opportunity for Executive Vice Presidents to more closely align with market pay positions. As described earlier, the Committee established performance targets which, if met, would result in bonus payments equal to 150%, 100% and 90%, respectively (which equals in each case 67% of the respective annual incentive opportunity).

After the end of the performance year 2014, the Committee did not make any adjustments to the annual incentive payout based on individual performance and approved payouts to Mr. Moorman based on a 225% opportunity, to Mr. Squires at a 150% opportunity and to the Executive Vice Presidents based on a 135% opportunity. The annual incentive amounts paid for 2014 and reported as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table are based on the formula described below applied to these opportunities.

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Under EMIP, each participant has an opportunity to earn an annual incentive that is determined by the company’s performance relative to goals established by the Committee. In 2014, the Committee established goals for operating income, operating ratio and the composite service measure, weighted 50%, 35% and 15% respectively.

The composite service measure is the weighted average of adherence to operating plan, connection performance, and train performance, with weights of 30%, 30% and 40% respectively. Each metric is based on objective performance targets, and the composite service measure is based on goals for each of the three individual service measures. These service measures are used operationally by management as measures of service performance and are highly visible to our employees. As a result, the Committee selected these three service measures as the best available internal metric to evaluate Norfolk Southern’s customer service performance.

The portions of the annual incentive based on operating income, operating ratio and the composite service measure each vest independently, so it is possible to earn an annual incentive bonus by achieving the threshold on only one of these metrics. The Committee selected these metrics for 2014 because it believed that use of such metrics encourages employees to do all they can individually and as a team to increase revenue, hold down expenses, and improve operating performance.

The Committee sets performance levels required to achieve 100% of the annual incentive opportunity so that the full bonus is only earned in years where our results are exceptional. Performance levels required to achieve target payout at the 67% level are set at levels considered challenging with a reasonable likelihood of being achieved and that represent strong levels of performance based on Norfolk Southern’s overall business outlook and general economic conditions expected during the performance year. The performance levels for the composite service measure are selected by the Committee based on management recommendations and reflect rigorous operational goals.

In anticipation of improved business conditions in 2014, the Committee increased the performance standards for operating ratio and operating income as compared with performance goals established in 2013. The Committee maintained the performance standards for the composite service measure, reflecting the Committee’s expectation that increasing customer demand for rail service would make it difficult to improve these service metrics on a year-over-year basis.

For 2014, the Committee set the following threshold, target and maximum payouts:

●	if Norfolk Southern achieved only one of each threshold performance measure listed below, then a threshold payout of:
— 0.06% at an operating income of $2.251 billion, or
— 0.70% at an operating ratio of 75.9%,
or
— 4.5% at a composite service measure of 73.0%
●	a targeted payout of 67% for an operating income of $3.40 billion, an operating ratio of 69.9% and a composite service measure of 80.0%, and
●

a maximum payout of 100% if Norfolk Southern achieved an operating income equal to or in excess of $3.63 billion, an operating ratio equal to or lower than 69.3%, and a composite service measure equal to or in excess of 82.5%.

The dollar amounts corresponding to the above-listed threshold, target and maximum opportunities for each of the Named Executive Officers can be found in the Grants of Plan-Based Awards Table.

For each of the three performance goals, the Committee sets performance levels and resulting payouts at intervals between the threshold, target and maximum. The final percentage is calculated using a weighted average of the payouts for each performance measure as illustrated below:

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ANNUAL INCENTIVE PERFORMANCE MEASURES
Operating Income (billions)		Operating Ratio		Composite Service Measure
50%		35%		15%
OI	Payout	OR	Payout	CSM	Payout
$3.63	100%	69.3%	100%	82.5%	100%
$3.49	76%	69.7%	76%	80.7%	76%
$3.44	67%	69.9%	67%	80.0%	67%
$3.05	52%	71.4%	52%	77.2%	52%
$2.50	30%	74.5%	30%	73.0%	30%
$2.25	0%	76.0%	0%	<73.0%	0%

Actual results for the year were applied to each schedule to determine the earned 2014 award, as detailed below:

Performance Metric	Performance	% of Award Earned	Component Weighting	Subtotal
Operating Income (billions)	$3.575	91.2%	50%	45.6%
Operating Ratio	69.2%	100%	35%	35.0%
Composite Service Measure	69.9%	0%	15%	0.0%
Total (rounded)				80.6%

Under the terms of the Executive Management Incentive Plan, the annual incentive paid to any individual executive under the plan will not exceed the lesser of three-tenths of one percent of Norfolk Southern’s income from railway operations for the incentive year or ten million dollars.

Long-Term Incentive Awards

Norfolk Southern believes that the most effective means to encourage long-term performance by our Named Executive Officers is to create an ownership culture. This philosophy is implemented through the granting of equity-based awards that vest based on continued employment and other long-term awards which vest on achievement of pre-determined performance goals. The Committee believes that the use of long-term incentive compensation for executives reinforces their focus on the importance of returns to stockholders, promotes achievement of long-term performance goals, and encourages executive retention.

The Committee allocated 2014 long-term incentive awards 35% as stock options, 15% as restricted stock units, and 50% as performance share units. Executives were required to enter into an agreement not to engage in competing employment as a condition of receiving the 2014 award.

Stock Options. Norfolk Southern believes that use of options provides it with the ability to retain key employees and at the same time increase stockholder value since the value of the options is only realized if Norfolk Southern’s stock price increases from the date on which the options are granted. For 2014, the Committee maintained the option vesting period at four years to encourage retention of key employees and awarded dividend equivalent payments on options during the four-year vesting period.

Norfolk Southern grants stock options annually at the regularly scheduled January meeting of the Committee. The Committee approves all option grants at the level of Vice President and above. Under the terms of the Long-Term Incentive Plan, the effective date of the grant is the first day of the trading window during which executives are permitted to trade in Norfolk Southern’s securities following the release of Norfolk Southern’s financial results for the prior year, thereby establishing a prospective effective date to price the options. The Committee has never issued backdated option grants. Options are priced on the effective date of the grant at the higher of (i) the closing price or (ii) the average of the high and low price on the effective date of the grant. In addition, the Long-Term Incentive Plan prohibits repricing of outstanding stock options without the approval of stockholders.

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Performance Share Units. Norfolk Southern uses performance share units to reward the achievement of performance goals over a three-year period. Performance share units settle in shares of Norfolk Southern common stock after the Committee certifies the extent to which the performance goals were attained after the end of the three-year period. For 2014, performance goals were established at the time of grant for two equally weighted criteria: after-tax return on average invested capital and a total stockholder return measure. Vesting of one-half of the shares is based on after-tax return on average invested capital, which Norfolk Southern believes is an indicator important to stockholders of a capital-intensive company such as Norfolk Southern. Return on average invested capital for this purpose is calculated by dividing Norfolk Southern’s net operating profit after-tax (defined as net income excluding interest expense, and adjusted for the effect of capitalizing Norfolk Southern’s operating lease obligations) by the average invested capital (defined as the average of the current and prior year-end stockholders’ equity and total debt balances, which is then adjusted for the effect of capitalizing Norfolk Southern’s operating lease obligations). Vesting of the other half of the shares is based on Norfolk Southern’s total stockholder return as compared with the stockholder return of the other publicly-traded North American Class I railroads and a secondary measure based on a comparison of Norfolk Southern’s stockholder return to the S&P 500, with each stockholder return measurement reflecting the return over the entire three-year period and using a 20-day average to measure performance at the beginning and the end of the period. Each half of performance share units granted vests independently of the other half and its respective performance metrics. Prior to 2014, performance goals were established for three equally weighted criteria: return on average invested capital (a pre-tax return measure), a total stockholder return measure, and operating ratio. Norfolk Southern believes that the use of the metrics described above promotes the enhancement of stockholder value and efficient utilization of corporate assets.

For the 2012-2014 performance cycle, the performance criteria and resulting earn-out percentages are as follows:

Performance Metric		% of PSUs Earned 2012-2014
NS Three-Year Total Stockholder Return (“TSR”) vs. North American	1st	100%
Class I Railroads#	2nd	75%
	3rd	50%
	4th	25%*
*Minimum 40% earnout if NS TSR > median S&P 500 TSR for 3-year period	5th	0%*
#Ranking excludes any Class I Railroad that is not publicly traded	6th	0%*

Three-Year Average Return on Average Invested Capital	≥20%	100%
	19%	90%
	18%	80%
	17%	70%
	16%	60%
	15%	50%
	14%	40%
	13%	20%
	<13%	0%

Three-Year Average Operating Ratio	≤67%	100%
	70%	75%
	74%	50%
	78%	25%
	>78%	0%

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The earned award for the 2012-2014 performance cycle was determined as follows:

Performance Metric	Performance	% of Award Earned
Total Stockholder Return (“TSR”) vs. North American	6th	0%
Class I Railroads

40% earnout if NS TSR > median S&P 500 TSR for 3-year	NS TSR < median	0%
period	S&P 500 TSR
Return on Average Invested Capital	18.1%	81.0%
Operating Ratio	70.6%	71.3%
Total (sum of % of Award Earned divided by 3 for one-third weighting of each of the components)		50.8%

In setting the performance targets for the 2013-2015 cycle, the Committee considered the performance targets for the 2012-2014 cycle and the earn-out percentages for prior years’ performance share unit awards. For the 2013-2015 cycle, the Committee raised the performance target for operating ratio to incentivize enhanced operating performance, and the Committee maintained the performance targets for return on average invested capital and total stockholder return from the 2012-2014 cycle, because it believed these targets continued to provide appropriate incentives. Thus, for the 2013-2015 performance cycle, the performance criteria and resulting earn-out percentages for the total stockholder return and return on average invested capital measures are the same as listed in the table above, and the performance criteria and resulting earn-out percentages for the operating ratio measure are as follows:

Performance Metric		% of PSUs Earned 2013-2015
NS Three-Year Total Stockholder Return (“TSR”) vs. North American	1st	100%
Class I Railroads#	2nd	75%
	3rd	50%
	4th	25%*
*Minimum 40% earnout if NS TSR > median S&P 500 TSR for 3-year period	5th	0%*
#Ranking excludes any Class I Railroad that is not publicly traded	6th	0%*

Three-Year Average Return on Average Invested Capital	≥20%	100%
	19%	90%
	18%	80%
	17%	70%
	16%	60%
	15%	50%
	14%	40%
	13%	20%
	<13%	0%

Three-Year Average Operating Ratio	≤68%	100%
	69%	75%
	71%	50%
	76%	25%
	>76%	0%

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In setting the performance targets for the 2014-2016 cycle, the Committee eliminated the performance goal for operating ratio, as it determined that achievement of a target operating ratio was more appropriately incentivized through annual cash incentive grants under EMIP, the Corporation’s annual cash incentive program. The Committee also adjusted the return on average invested capital performance goal to an after-tax return measure, to more closely align the performance goal to the economic returns achieved by Norfolk Southern’s stockholders. For the 2014-2016 performance cycle, the performance criteria and resulting earn-out percentages for the total stockholder return and return on average invested capital measures are as follows:

Performance Metric		% of PSUs Earned 2014-2016
NS Three-Year Total Stockholder Return (“TSR”) vs. North American	1st	100%
Class I Railroads#	2nd	75%
	3rd	50%
	4th	25%*
*Minimum 40% earnout if NS TSR > median S&P 500 TSR for 3-year period	5th	0%*
#Ranking excludes any Class I Railroad that is not publicly traded	6th	0%*

Three-Year Average After-Tax Return on Average Invested Capital	≥12%	100%
	11.8%	90%
	11.7%	80%
	11.6%	70%
	11.4%	60%
	11.2%	50%
	10.0%	40%
	8.5%	20%
	<8.5%	0%

For the 2013-2015 and 2014-2016 performance share units, Norfolk Southern used a 50% earn-out assumption to value the award for market comparison purposes.

Restricted Stock Units: Norfolk Southern believes that the use of time-based restricted stock units serves as a key retention tool for keeping valued members of management. For 2014, Norfolk Southern granted restricted stock units which vest on the fifth anniversary of the date of grant, which settle in whole shares of Norfolk Southern common stock.

Retirement Plans and Programs

Norfolk Southern believes that its Retirement Plan and Supplemental Benefit Plan provide it with the ability to retain key employees over a longer period. Norfolk Southern sponsors a qualified defined benefit pension plan that provides a benefit based on age, service and a percentage of final average compensation. Norfolk Southern also sponsors a nonqualified supplemental benefit plan that provides a retirement benefit for salary or annual incentive that is deferred, restores the retirement benefit for amounts in excess of the Internal Revenue Code limitations for tax-qualified retirement plans and may be used to provide enhanced retirement benefits for certain executives. In addition to supporting the goal to retain key employees, Norfolk Southern believes that the supplemental benefit plan also recognizes, rewards and encourages contributions by its key employees and maintains internal equity by ensuring that pension benefit levels are based on relative compensation levels of each participant. Further information on the Retirement Plan and Supplemental Benefit Plan may be found in the Narrative to Pension Benefits Table on page 70.

Norfolk Southern maintains the Executives’ Deferred Compensation Plan (the “EDCP”) for the benefit of the Named Executive Officers and certain other employees. The purpose of the EDCP is to provide executives with the opportunity to defer compensation and earnings until retirement or another specified date or event. The type of compensation eligible for deferral includes base salary and the annual incentive. Further information on the EDCP may be found in the Narrative to Nonqualified Deferred Compensation Table on page 72.

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Other Benefits and Perquisites

Norfolk Southern provides the Named Executive Officers with certain health and welfare benefits, a tax-qualified 401(k) plan, and certain other perquisites which Norfolk Southern believes are necessary to retain Executive Officers and to enhance their productivity. The value of perquisites is considered as part of the total compensation package when other elements are evaluated.

Norfolk Southern’s Board of Directors has directed and requires the Chief Executive Officer and the President, and their families and guests when appropriate, to use Norfolk Southern’s aircraft whenever reasonably possible for air travel. Norfolk Southern believes that such use of the corporate aircraft promotes its best interests by ensuring the immediate availability of these officers and by providing a prompt, efficient means of travel and in view of the need for security in such travel. For the same reasons, Norfolk Southern’s Board of Directors has determined that the Chief Executive Officer and the President may authorize employees and their guests to use the corporate aircraft for purposes which further the business interests of Norfolk Southern and when the aircraft is not otherwise needed for business use. Such non-business use by other employees and their guests is infrequent. Other perquisites include executive physicals, personal use of company facilities, certain approved spousal travel, and tax preparation services. Norfolk Southern does not make tax gross-up payments on perquisites for the Named Executive Officers or provide them with company cars. The chief marketing officer receives a business expense reimbursement for club dues in cases where the membership furthers the business interests of Norfolk Southern.

Norfolk Southern believes that the benefits and perquisites described above are appropriate to remain competitive compared to other companies and to promote retention of these officers.

Impact of the Tax Treatment of Awards on Norfolk Southern’s Compensation Policies

Norfolk Southern’s executive compensation program has been carefully considered in light of the applicable tax rules. Section 162(m) of the Internal Revenue Code generally provides that a publicly-held company may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per executive officer in any year. However, limited exceptions to Section 162(m) apply with respect to performance-based compensation. In order to allow deductibility of the annual incentive and certain long-term incentive awards, Norfolk Southern amended the Long-Term Incentive Plan and Executive Management Incentive Plan in 2010 with stockholder approval to permit the continued grant of performance-based compensation that meets the requirements of Section 162(m) under those plans and is re-submitting both plans to stockholders for approval at this meeting (see pages 17 through 27). However, Norfolk Southern believes that tax-deductibility is but one factor to be considered in fashioning an appropriate compensation package for executives. Norfolk Southern reserves and will continue to exercise its discretion in this area so as to serve the best interests of Norfolk Southern and its stockholders.

Change-in-Control Agreements

Norfolk Southern entered into change-in-control agreements during 1996 at a time of consolidation in the rail industry. The agreements were intended to provide certain economic protections to executives in the event of a termination of employment following a change-in-control of Norfolk Southern and to keep management intact and focused on the best interests of Norfolk Southern and its stockholders without the distraction of possible job and income loss. The Committee continues to believe that the agreements are reasonable and appropriate. Benefits will not be paid under the agreements unless both a change in control occurs and the executive’s employment is terminated or constructively terminated following the change in control. We believe this “double trigger” maximizes stockholder value because this structure would prevent an unintended windfall to management in the event of a change in control that does not result in the termination (or constructive termination) of employment of management. In 2002, the Board of Directors agreed to abide by a stockholder approved proposal that future severance agreements with senior executives that exceed 2.99 times the sum of the executive’s base salary plus bonus require stockholder approval. The change-in-control agreements were revised in 2008 to comply with Section 409A of the Internal Revenue Code but did not enhance or increase benefits provided under the agreements as they existed prior to the revisions. In January 2013, Norfolk Southern entered into amendments to its change-in-control agreements with the Named Executive Officers to eliminate tax gross-up payments provided under the agreements. Each Named Executive Officer appointed since that time has signed an

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amendment agreeing to the elimination of this tax gross-up. A detailed description of the benefits provided under the change-in-control agreements may be found under the section Change-in-Control Agreements on page 78.

Share Ownership Guidelines

Norfolk Southern’s Board of Directors has established as part of its Corporate Governance Guidelines the following ownership guidelines for shares of Norfolk Southern stock for its directors and officers:

Position	Minimum Value
Directors	5 times annual retainer
Chairman and Chief
Executive Officer,	5 times annual salary
President
Executive Vice Presidents	3 times annual salary
Vice Presidents	1 times annual salary

For directors, Norfolk Southern common stock, restricted stock, and deferred and restricted stock units held in Norfolk Southern’s Long-Term Incentive Plan or under the Directors’ Deferred Fee Plan count toward this requirement. For officers, Norfolk Southern common stock and stock equivalents held in Norfolk Southern’s 401(k) plan are counted toward these requirements, but unexercised stock options or unvested equity awards do not count. Directors and officers may acquire such holdings over a five-year period. All directors and officers currently meet this guideline or are expected to meet the guideline within the five-year grace period.

Pledging; Hedging

All of our Executive Officers are prohibited from entering into pledging or hedging transactions or positions regarding Norfolk Southern’s securities.

All Executive Officers of Norfolk Southern are required to clear any transaction involving its common stock with Norfolk Southern’s Corporate Secretary prior to engaging in the transaction.

Policies and Decisions Regarding the Adjustment or Recovery of Awards

While Norfolk Southern does not anticipate there would ever be circumstances where a restatement of earnings upon which incentive plan award decisions were based would occur, should such an unlikely event take place, Norfolk Southern would have discretion to take all actions necessary to protect the interests of stockholders up to and including actions to recover such incentive awards. The performance share awards include a clawback provision to permit the recovery of performance share awards following a material restatement of Norfolk Southern’s financial results. Similarly, the Executive Management Incentive Plan includes a clawback provision to permit recovery of annual incentives as a result of any material noncompliance with any financial reporting requirement under the securities laws. Both the Long-Term Incentive Plan and the Executive Management Incentive Plan further allow for the reduction, forfeiture or recoupment of any award as may be required by law.

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COMPENSATION TABLES

Summary Compensation Table

The following table shows the total compensation awarded to, earned by or paid to each Named Executive Officer during 2014 for service in all capacities to Norfolk Southern and our subsidiaries for the fiscal year ended December 31, 2014. The table also sets forth information regarding fiscal 2013 and 2012 compensation.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non- Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Charles W. Moorman, IV	2014	1,000,000	0	4,879,422	2,624,976	1,813,500	3,117,088	101,031	13,536,017
Chairman and Chief Executive Officer	2013	1,000,000	0	4,690,900	2,080,800	1,685,250	12,727	170,073	9,639,750
	2012	1,000,000	0	5,368,302	1,811,840	1,343,250	2,924,375	217,310	12,665,077
James A. Squires[1]	2014	750,000	0	1,626,323	874,892	906,750	1,657,155	115,709	5,930,829
President	2013	687,500	0	1,126,917	489,600	744,319	109,036	105,310	3,262,682
	2012	600,000	0	1,269,565	429,120	483,570	952,248	44,755	3,779,258
Marta R. Stewart[2]	2014	500,000	0	910,756	489,868	544,050	1,303,712	48,063	3,796,449
Executive Vice President- Finance and Chief Financial Officer	2013	333,333	0	225,062	102,000	271,512	0	32,877	964,784
Deborah H. Butler	2014	600,000	0	910,756	489,868	652,860	2,362,457	71,191	5,087,132
Executive Vice President- Planning and Chief Information Officer	2013	600,000	0	1,126,917	489,600	606,690	536,539	66,959	3,426,705
	2012	600,000	0	1,269,565	429,120	483,570	1,767,170	64,500	4,613,925
Mark D. Manion	2014	600,000	0	1,236,397	664,906	652,860	1,742,135	37,361	4,933,659
Executive Vice President and Chief Operating Officer	2013	600,000	0	1,126,917	489,600	606,690	48,369	35,437	2,907,013
	2012	600,000	0	1,269,565	429,120	483,570	1,669,726	26,140	4.478,121
____________________
1Effective June 1, 2013, James A. Squires was appointed to the position of President of the Corporation. Mr. Squires previously served as Executive Vice President – Administration.
2Effective November 1, 2013, Marta R. Stewart became Executive Vice President-Finance and Chief Financial Officer. Ms. Stewart previously served as Vice President and Treasurer of the Corporation.

Salary (Column (c))
Represents salary earned during 2012, 2013 and 2014 received on a current or deferred basis.

Stock Awards (Column (e))
The amounts reported for Stock Awards are the full grant date fair values of the awards computed in accordance with FASB ASC Topic 718 “Compensation – Stock Compensation.” This column includes Performance Share Units and Restricted Stock Units.

For Performance Share Units, the full grant date fair value is determined consistent with the estimated full accounting cost to be recognized over the three-year performance period, determined as of January 31 following the grant date under FASB ASC Topic 718. For discussions of the relevant assumptions made in calculating these amounts, see note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. For the grant date fair value of only those awards granted to the Named Executive Officers in 2014, see the Grants of Plan-Based Awards Table on page 65.

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The value of the Stock Awards reported in column (e), assuming the highest level of performance would be achieved, is as follows:

Year	C. W. Moorman, IV	J. A. Squires	M. R. Stewart	D. H. Butler	M. D. Manion
2014	$6,694,313	$2,231,365	$1,249,533	$1,249,533	$1,696,182
2013	$7,401,980	$1,745,750	$328,201	$1,745,750	$1,745,750
2012	$6,687,460	$1,577,940		$1,577,940	$1,577,940

Option Awards (Column (f))
The amounts reported for Option Awards are the full grant date fair values of the awards computed in accordance with FASB ASC Topic 718 “Compensation – Stock Compensation.” For discussions of the relevant assumptions made in calculating these amounts, see note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Non-Equity Incentive Plan Compensation (Column (g))
The amounts reported as Non-Equity Incentive Plan Compensation were paid under the Executive Management Incentive Plan, as more fully described in the Compensation Discussion and Analysis. Amounts reported in this column were earned in the indicated year, and may have been received on a current basis or deferred in accordance with our deferred compensation plans.

Change in Pension Values and Nonqualified Deferred Compensation Earnings (Column (h))
In accordance with SEC rules, any increase or decrease in the present value of the benefits under our Retirement Plan is aggregated with any increase or decrease in the present value of the benefits under our Supplemental Benefit Plan.

All of the Named Executive Officers had an increase in the present value of the benefits under our Retirement Plan and Supplemental Benefit Plan in 2014. The changes in the values result from increases in each individual’s years of service, final average compensation calculation and age, as well as from a decrease in the pension discount rate and revised mortality assumptions. Of the amounts shown in this column, the following represents the aggregate increase in the actuarial present value of the Named Executive Officers’ accumulated benefits under the Retirement Plan and the Supplemental Benefits Plan for 2014: Mr. Moorman, $3,103,088; Mr. Squires, $1,657,155; Ms. Stewart, $1,303,712; Ms. Butler, $2,353,028; and Mr. Manion, $1,688,013.

The remainder of the amounts shown in this column for 2014 represent the amounts by which 2014 interest accrued on salary and annual incentives deferred by them under the Officers’ Deferred Compensation Plan exceeded 120% of the applicable Federal long-term rate provided in Section 1274(d) of the Internal Revenue Code.

All Other Compensation (Column (i))
The amounts reported as All Other Compensation include, for each Named Executive Officer, (i) perquisites as set forth in the table below; (ii) matching contributions to our Thrift and Investment Plan of $9,100 for all Named Executive Officers; (iii) premiums paid on individually owned executive life insurance policies as follows: for Mr. Moorman, $17,678; Mr. Squires, $14,483; Ms. Stewart, $7,693; Ms. Butler, $14,396; and Mr. Manion, $13,457; and (iv) amounts we contributed to charitable organizations on their behalf pursuant to our matching gifts programs as follows: for Mr. Moorman, $39,250; Mr. Squires, $42,260; Ms. Stewart, $28,635; Ms. Butler, $37,500; and Mr. Manion, $10,000. For Mr. Moorman, the amount also includes his proportional cost of NS-owned life insurance policies used to fund the Directors’ Charitable Award Program.

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Perquisites for our Named Executive Officers during 2014 consisted of the following:

	Use of Corporate Aircraft ($)	Tax Preparation and Financial Planning ($)	Annual Physicals ($)	Spousal/ Guest Meals & Travel ($)	Gifts ($)	Other ($)	Total ($)
C. W. Moorman, IV	26,496	0	3,800	179	481	0	30,956
J. A. Squires	43,424	0	4,800	523	729	390	49,866
M. R. Stewart	0	2,000	0	394	46	195	2,635
D. H. Butler	4,416	0	5,000	343	46	390	10,195
M. D. Manion	0	0	3,800	523	481	0	4,804

All perquisites are valued on the basis of aggregate incremental cost to us. Perquisites included participation in the Executive Accident Plan, for which there was no aggregate incremental cost. With regard to personal use of company aircraft, aggregate incremental cost is calculated as the weighted-average cost of fuel, crew hotels and meals, aircraft maintenance and other variable costs. Use of corporate aircraft includes use by the Named Executive Officers as permitted by resolution of the Board of Directors. The aggregate incremental cost for personal use of company aircraft by our Named Executive Officers is allocated entirely to the highest ranking Named Executive Officer on the flight. Figures included in “Other” represent imputed income for the use of Corporate Facilities.

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2014 Grants of Plan-Based Awards

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)
Name (a)	Grant Date (b)	Committee Action Date[1]	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Charles W. Moorman, IV	01/20/14	01/20/14	1,500	1,507,500	2,500,000
	01/23/14	01/20/14				7,709	38,545	77,090				3,754,090
	01/23/14	01/20/14							11,950			1,125,332
	01/23/14	01/20/14								87,880	94.17	2,624,976

James A. Squires	01/20/14	01/20/14	750	753,750	1,237,500
	01/23/14	01/20/14				2,570	12,850	25,700				1,251,526
	01/23/14	01/20/14							3,980			374,797
	01/23/14	01/20/14								29,290	94.17	874,892

Marta R. Stewart	01/20/14	01/20/14	450	452,250	725,000
	01/23/14	01/20/14				1,439	7,195	14,390				700,757
	01/23/14	01/20/14							2,230			209,999
	01/23/14	01/20/14								16,400	94.17	489,868

Deborah H. Butler	01/20/14	01/20/14	540	542,700	870,000
	01/23/14	01/20/14				1,439	7,195	14,390				700,757
	01/23/14	01/20/14							2,230			209,999
	01/23/14	01/20/14								16,400	94.17	489,868

Mark D. Manion	01/20/14	01/20/14	540	542,700	870,000
	01/23/14	01/20/14				1,953	9,765	19,530				951,062
	01/23/14	01/20/14							3,030			285,335
	01/23/14	01/20/14								22,260	94.17	664,906

____________________

1Consistent with past practice and the terms of LTIP, the Committee made all equity awards to directors and executive officers effective on the day after a full trading day has elapsed following the release of our fiscal year financial results. Because the meeting at which these awards were made occurred prior to the effective date of the awards, we have provided both dates in accordance with SEC rules. See our Compensation Discussion and Analysis section for further discussion of our equity award grant practices.

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Estimated Future Payouts Under Non-Equity Incentive Plan Awards (EMIP) (Columns (c), (d) and (e))
These awards were made pursuant to our Executive Management Incentive Plan (“EMIP”) and were earned upon the achievement of certain performance goals established by the Committee for the fiscal year ended December 31, 2014. For a discussion of these performance goals, see page 54 of our Compensation Discussion and Analysis section included in this proxy statement. The Committee targeted a payout of 67% in 2014 in setting the annual performance goals for EMIP incentive awards, and using an annual incentive opportunity equal to 225% of salary for Mr. Moorman, 150% for Mr. Squires, and 135% of salary for the Executive Vice Presidents. Consequently, the target amounts in this column assume that the Named Executive Officers earned 67% of the maximum potential EMIP awards that they could have earned using these annual incentive opportunities. The threshold amounts assume that the Named Executive Officers earned the minimum EMIP awards based on performance required to trigger any level of payment; if company performance fell below performance goals required to earn the threshold amount, they would not have been entitled to any EMIP awards. The Named Executive Officers earned 80.6% of these EMIP awards based on our performance during 2014. These annual incentive amounts are also included under “Non-Equity Incentive Compensation” in the Summary Compensation Table.

Estimated Future Payouts Under Equity Incentive Plan Awards (PSUs) (Columns (f), (g) and (h))
These amounts represent grants of performance share units made pursuant to our Long-Term Incentive Plan (“LTIP”). These performance share units will be earned over the performance cycle ending December 31, 2016. For a discussion of the other material terms of these awards, see the narrative discussion which follows this table. LTIP does not provide a performance target for earning performance share units under this feature of the plan; however, the Committee targets a payout of 50% in setting the performance goals for performance share unit awards. Consequently, the target amounts assume that the Named Executive Officers will earn 50% of the maximum potential number of performance share units that can be earned under the awards. The threshold amounts assume that the Named Executive Officers will earn the minimum number of performance share units based on performance required to trigger any level of payment; if company performance fell below performance goals required to earn the threshold amount, they would not receive any performance share units. Our Named Executive Officers actually earned 50.8% of their maximum potential performance share unit awards for the performance cycle ended December 31, 2014, based on our performance during the three-year period ended December 31, 2014.

All Other Stock Awards (RSUs) (Column (i))
These amounts represent grants of restricted stock units made under LTIP. For a discussion of the material terms of these awards, see the narrative discussion which follows this table.

All Other Option Awards (Stock Options) (Columns (j), (k) and (l))
These stock options (of which the first 1,061 granted to each Named Executive Officer are incentive stock options and the remainder are nonqualified stock options) were granted as of January 23, 2014, and are exercisable as of January 23, 2018. Dividend equivalent payments are paid in cash to active employees on unvested options for four years in an amount equal to, and commensurate with, regular quarterly dividends paid on our common stock.

The Committee granted these options at an exercise price equal to the higher of the closing market price or the average of the high and low prices of our common stock on the effective date of the grant. The closing price was lower than the average price on the date of grant, so the exercise price shown is the average price on the date of grant. The exercise price may be paid in cash or in shares of our common stock (previously owned by the participant for at least six months preceding the date of exercise) valued on the date of exercise.

The amounts reported in Column (l) represent the full grant date fair value of each equity award computed in accordance with FASB ASC Topic 718. For awards that entitle the Named Executive Officers to dividends or dividend equivalents, those amounts are also computed in accordance with FASB ASC Topic 718.

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Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Awards

Our Long-Term Incentive Plan (“LTIP”), as last approved by stockholders in 2010, allows for the award of equity-based awards, including incentive stock options, nonqualified stock options, restricted stock units and performance share units to directors, officers and other key employees.

The Compensation Committee met to approve the 2014 option grants on January 20, 2014. In order to permit thorough dissemination of our financial results for the fiscal year ended December 31, 2013, the Committee made these grants effective January 23, 2014. See our Compensation Discussion and Analysis section for further discussion of our equity award grant practices. These options become exercisable as of January 23, 2018, or if the Named Executive Officer retires or dies before that date, the later of one year after the grant date or the participant’s retirement or death. Dividend equivalent payments are paid in cash to active employees on unvested options for four years in an amount equal to, and commensurate with, regular quarterly dividends paid on our common stock. The exercise price may be paid in cash or in shares of our common stock valued at fair market value on the date of exercise. Except for capital adjustments such as stock splits, the exercise price of a stock option granted under LTIP may not be decreased after the option is granted, nor may any outstanding option be modified or replaced through cancellation if the effect would be to reduce the price of the option, unless the repricing, modification or replacement is approved by our stockholders.

The restricted stock units awarded in 2014 are subject to a five-year restriction period and will be settled in shares of our common stock. Dividend equivalent payments are paid in cash on restricted stock units in an amount equal to, and commensurate with, regular quarterly dividends paid on our common stock. During the restriction period, the holder of restricted stock units has no voting or investment power over the underlying common stock.

Performance share units entitle a recipient to receive performance-based compensation at the end of a three-year performance cycle based on our performance during that three-year period. For awards made in 2014, the award cycle began on January 1, 2014, and ends December 31, 2016. Under the 2014 performance share unit awards, corporate performance will be measured using two predetermined and equally weighted standards;

that is, each of the following performance areas will serve as the basis for earning up to one-half of the total number of performance share units granted (with each one-half portion vesting independent of the other): (1) three-year after-tax return on average invested capital and (2) total return to stockholders measured at the end of the three-year period. A more detailed discussion of these performance criteria can be found beginning on page 57 of our Compensation Discussion and Analysis section included in this proxy statement. Performance share units that are earned will be distributed in whole shares of our common stock.

Receipt of an award under LTIP in 2014 was made contingent upon the participant’s execution of a non-competition agreement, and all awards are subject to forfeiture in the event the participant “engages in competing employment” within a period of time following retirement.

For 2014, awards to our Named Executive Officers under the Executive Management Incentive Plan (“EMIP”) were paid based on our performance relative to the following pre-determined criteria: operating income, operating ratio, and a composite of three service measures, consisting of adherence to operating plan, connection performance and train performance. The performance standards relative to these criteria were established by the Committee in January 2014. A more detailed discussion of these performance criteria can be found on page 54 of our Compensation Discussion and Analysis included in this proxy statement.

The Committee set Mr. Moorman’s 2014 incentive opportunity at 250% of his 2014 base salary, Mr. Squires at 165% of his 2014 base salary, and the Executive Vice Presidents at 145% of their 2014 base salaries. However, in applying the 80.6% annual incentive earnout, the Committee approved payouts that corresponded to a 225% opportunity for Mr. Moorman, 150% opportunity for Mr. Squires, and 135% opportunity for the Executive Vice Presidents, as further described under Annual Incentive in the Compensation Discussion and Analysis section. These amounts are reported as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

For further discussion of our plans and how these LTIP and EMIP awards fit into our executive compensation program, see the Compensation Discussion and Analysis section beginning on page 45 of this proxy statement.

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Employment and Other Agreements

None of the Corporation’s Named Executive Officers is employed pursuant to an employment agreement.

Outstanding Equity Awards at Fiscal Year-End 2014

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)[5] (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)[6] (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[7] (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[6] (j)
C. W. Moorman, IV	123,030			50.740	01/23/2018	69,450	7,612,415	84,444	9,255,907
	137,500			38.705	01/28/2019
	112,500			47.760	01/28/2020
		83,000[1]		62.745	01/26/2021
		76,000[2]		75.140	01/25/2022
		102,000[3]		69.830	01/23/2023
		87,880[4]		94.170	01/22/2024
J. A. Squires	37,000			38.705	01/28/2019	17,980	1,970,788	22,282	2,442,330
	26,500			47.760	01/28/2020
		19,000[1]		62.745	01/26/2021
		18,000[2]		75.140	01/25/2022
		24,000[3]		69.830	01/23/2023
		29,290[4]		94.170	01/22/2024
M. R. Stewart	1,970			50.740	01/23/2018	6,630	726,714	7,463	818,019
	2,583			38.705	01/28/2019
	5,000			47.760	01/28/2020
		4,200[1]		62.745	01/26/2021
		3,700[2]		75.140	01/25/2022
		5,000[3]		69.830	01/23/2023
		16,400[4]		94.170	01/22/2024
D. H. Butler	27,000			38.705	01/28/2019	16,230	1,778,970	18,086	1,982,406
	26,500			47.760	01/28/2020
		19,000[1]		62.745	01/26/2021
		18,000[2]		75.140	01/25/2022
		24,000[3]		69.830	01/23/2023
		16,400[4]		94.170	01/22/2024
M. D. Manion	1,970			50.740	01/23/2018	17,030	1,866,658	19,993	2,191,433
	37,000			38.705	01/28/2019
	26,500			47.760	01/28/2020
		19,000[1]		62.745	01/26/2021
		18,000[2]		75.140	01/25/2022
		24,000[3]		69.830	01/23/2023
		22,260[4]		94.170	01/22/2024

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____________________

1These options vested on January 27, 2015.

2These options vest on January 26, 2016 or, if the Named Executive Officer retires or dies before that date, the later of one year after the grant date or the date of retirement or death.

3These options vest on January 24, 2017 or, if the Named Executive Officer retires or dies before that date, the later of one year after the grant date or the date of retirement or death.

4These options vest on January 23, 2018 or, if the Named Executive Officer retires or dies before that date, the later of one year after the grant date or the date of retirement or death.

5The following table provides information with respect to the vesting of each Named Executive Officer’s restricted stock units:

Name	1/29/15	1/27/16	01/26/17	01/24/18	01/23/19
C. W. Moorman, IV	17,500	14,000	12,000	14,000	11,950
J. A. Squires	4,000	3,000	3,000	4,000	3,980
M. R. Stewart	1,250	1,000	950	1,200	2,230
D. H. Butler	4,000	3,000	3,000	4,000	2,230
M. D. Manion	4,000	3,000	3,000	4,000	3,030

6These values are based on the $109.61 closing market price of our common stock on December 31, 2014.

7These amounts represent (i) grants of performance share units made in 2013 pursuant to the Long-Term Incentive Plan (“LTIP”) that will be earned out over the three-year period ending December 31, 2015, and (ii) grants of performance share units made in 2014 pursuant to LTIP that will be earned out over the three-year period ending December 31, 2016. Because the number of performance share units earned is determined based on a three-year performance period for each cycle, in accordance with the SEC requirements for this table, the number of performance share units disclosed is determined by reporting performance based on achieving threshold performance goals, except that if performance during the last completed fiscal years over which performance is measured has exceeded the threshold, then the disclosure is based on the next highest performance measure (target or maximum) that exceeds the last completed fiscal years over which performance is measured. In accordance with this rule, the number of performance share units shown by each Named Executive Officer for these grants is 60.7% for the grants of performance share units made in 2013, and 37.1% for the grants of performance share units made in 2014, which represents (a) the actual percentage achieved for each completed year in the performance period for the return on average invested capital metric and for the operating ratio metric (for the 2013-2015 performance period), (b) the maximum percentage that can be earned for the pre-tax return on average invested capital metric for the uncompleted year in the 2013-2015 performance period, (c) the target percentage for the after-tax return on average invested capital for each uncompleted year in the 2014-2016 performance period, (d) the maximum percentage that can be earned for the operating ratio metric for the uncompleted year in the 2013-2015 performance period, and (e) the threshold percentage that can be earned for the total shareholder return metric over the three-year performance period. Grants of performance share units will be distributed in whole shares of common stock.

Option Exercises and Stock Vested in 2014

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)[1] (c)	Number of Shares Acquired on Vesting (#)[2] (d)	Value Realized on Vesting ($)[2] (e)
C. W. Moorman, IV	201,970	10,405,921	74,616	7,512,052
J. A. Squires	38,040	2,059,088	19,144	1,909,266
M. R. Stewart	4,040	198,137	3,524	348,228
D. H. Butler	44,000	2,458,581	19,144	1,909,266
M. D. Manion	86,030	3,942,319	19,144	1,909,266

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____________________

1Represents the difference between the price of the underlying common stock on the day of exercise and the exercise price of the option(s).

2Represents the aggregate number of (1) restricted stock units that vested and were distributed during fiscal 2014, multiplied by the average of the high and low of the market price of the underlying shares on the vesting date, and (2) performance share units that vested during fiscal 2014, which shares were distributed on January 29, 2015, multiplied by the average of the high and low of the market price of the underlying shares on the vesting date of December 31, 2014, and which shares were distributed on January 29, 2015.

RETIREMENT BENEFITS

2014 Pension Benefits Table

The following table shows, as of December 31, 2014, each Named Executive Officer’s years of credited service, present value of accumulated benefit and benefits received, if any, under each of (i) the tax-qualified Retirement Plan of Norfolk Southern Corporation and Participating Subsidiary Companies (the “Retirement Plan”) and (ii) the nonqualified Supplemental Benefit Plan of Norfolk Southern Corporation and Participating Subsidiary Companies (the “SERP”).

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Charles W. Moorman, IV	Retirement Plan	40	2,379,976	0
	SERP	40	19,837,228	0
James A. Squires	Retirement Plan	23	889,943	0
	SERP	23	3,898,205	0
Marta R. Stewart	Retirement Plan	31	1,285,047	0
	SERP	31	1,991,098	0
Deborah H. Butler	Retirement	37	1,721,639	0
	SERP	37	7,337,741	0
Mark D. Manion	Retirement Plan	40	1,896,304	0
	SERP	40	7,683,525	0

Narrative to Pension Benefits Table

The above table shows the number of years of credited service and the actuarial present value of each Named Executive Officer’s accumulated benefits under our defined benefit plans as of December 31, 2014, which is the pension plan measurement date we use for financial reporting purposes. We assume a retirement age of 60 for purposes of the table for Ms. Stewart and Mr. Squires, since that is the earliest age at which a participant may retire under the plans without an age-based benefit reduction, and they had not reached that age as of December 31, 2014. For a discussion of the other material assumptions applied in quantifying the present values of the above accrued benefits, see note 11 to our financial statements included with our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The benefits shown are in addition to amounts payable under the U.S. Railroad Retirement Act.

Under the Retirement Plan and the SERP, except as noted above or in the event of a change in control (see below), each Named Executive Officer can expect to receive an annual retirement benefit equal to average annual compensation for the five most highly compensated years out of the last ten years of creditable service multiplied by a percentage equal to 1.5% times total years of creditable service, but not in excess of 40 years of creditable service (which would be equivalent to a maximum of 60% of such average compensation), less an offset for the annual Railroad Retirement Act annuity. Average compensation includes salary (including any pre-tax contributions the Named Executive Officer makes to our: (i) 401(k) plan; (ii) ChoicePlus Benefits Plan (for medical, dental and similar coverages); and (iii) pre-tax transportation plan), awards under the Executive Management Incentive Plan and unused vacation amounts paid upon severance from

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employment. Under the Retirement Plan and the SERP, annual retirement benefits will be payable to each Named Executive Officer upon retirement (although there may be a six-month delay in payment of benefits that accrued under the SERP after January 1, 2005 if required by Section 409A of the Internal Revenue Code) and, upon the Named Executive Officer’s death, to his or her spouse on a joint-and-survivor-annuity basis.

Mr. Moorman, Ms. Butler and Mr. Manion are eligible for full retirement benefits without any benefit reduction due to age. Ms. Stewart is eligible for early retirement since she has reached age 55 and has 10 years of creditable service. If Ms. Stewart chooses to retire prior to age 60, her benefits will be reduced by 1/360th for each month she is under age 60 at the time of retirement.

We have no policy with regard to granting extra years of credited service. However, our Board has in certain circumstances credited executives with additional years of service. In addition, as described below, our change-in-control agreements provide for additional years of credited service in limited circumstances.

DEFERRED COMPENSATION

Our Named Executive Officers may have deferred the receipt of portions of their compensation under two separate deferred compensation plans: the Officers’ Deferred Compensation Plan (“ODCP”) and the Executives’ Deferred Compensation Plan (“EDCP”). The table and narrative below describe the material elements of these plans.

2014 Nonqualified Deferred Compensation Table

Name (a)	Plan	Executive Contributions in Last FY ($)[1] (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($)[2] (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($)[3] (f)
Charles W. Moorman, IV	ODCP	0	0	65,758	0	759,259
	EDCP	0	0	19,700	0	348,132
James A. Squires	ODCP	0	0	0	0	0
	EDCP	75,000	0	60,798	0	1,896,368
Marta R. Stewart	ODCP	0	0	14,999	0	229,275
	EDCP	0	0	0	0	0
Deborah H. Butler	ODCP	0	0	49,459	0	590,416
	EDCP	0	0	116,654	0	1,799,612
Mark D. Manion	ODCP	0	0	237,970	0	2,376,832
	EDCP	0	0	76,140	0	1,875,188
____________________

1Amounts in this column are included in the “Salary” and/or “Non-Equity Incentive Plan Compensation” column(s) of the Summary Compensation Table.

2Of these amounts, the following amounts are included in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table and represent the extent to which 2014 interest accrued on salary and annual incentives deferred under the Officers’ Deferred Compensation Plan exceeded 120% of the applicable Federal long-term rate provided in Section 1274(d) of the Internal Revenue Code: Mr. Moorman, $14,000; Mr. Squires, $0; Ms. Stewart $0; Ms. Butler, $9,429; and Mr. Manion, $54,122.

3Of these amounts, the following amounts have been previously reported as compensation to the Named Executive Officer in our Summary Compensation Tables beginning with the fiscal year ended December 31, 2000 and ending with the fiscal year ended December 31, 2013: Mr. Moorman, $362,444; Mr. Squires, $997,607; Ms. Stewart $0; Ms. Butler, $41,063; and Mr. Manion, $1,180,506.

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Narrative to Nonqualified Deferred Compensation Table

The 2014 Nonqualified Deferred Compensation table presents amounts deferred under (i) the Officers’ Deferred Compensation Plan and (ii) the Executives’ Deferred Compensation Plan. Amounts deferred are credited to a separate memorandum account maintained in the name of each participant. We do not make contributions to participants’ accounts.

Amounts deferred before January 1, 2001, were deferred under the Officers’ Deferred Compensation Plan and earn a fixed rate of interest, which is credited to the account at the beginning of each quarter. In general, the fixed interest rate is determined on the basis of the participant’s age at the time of the deferral. The total amount so credited for amounts deferred before January 1, 2001 (including interest earned thereon) is distributed in five installments beginning in the year following the year in which the participant retires.

Amounts deferred on or after January 1, 2001, have been deferred under the Executives’ Deferred Compensation Plan. Participants may defer up to 50% of base salary and 100% of EMIP annual incentive payments and are credited with variable earnings and/or losses based on the performance of hypothetical investment options selected by the participant. The hypothetical investment options include various mutual funds as crediting indices. With respect to each deferral, participants may choose to receive a distribution at the earliest of separation from service, disability, or a date that is at least five years but not more than 15 years after the deferral year has ended.

The total amount credited to a participant will be distributed, in accordance with the participant’s elected distribution option, in one lump sum or a stream of annual cash payments.

Our commitment to accrue and pay interest and/or earnings on amounts deferred is facilitated by the purchase of corporate-owned life insurance with executive officers as insureds under the policies. If the Board of Directors determines at any time that changes in the law affect our ability to recover the cost of providing the benefits payable under the Executives’ Deferred Compensation Plan and the Officers’ Deferred Compensation Plan, the Board, in its discretion, may reduce the interest and/or earnings on deferrals. With respect to the Officers’ Deferred Compensation Plan, the adjusted rate of interest may not be less than one-half the rate otherwise provided for in the plan. For the Executives’ Deferred Compensation Plan, the adjusted rate may not be less than the lesser of (a) one-half the rate of earnings otherwise provided for in the Executives’ Deferred Compensation Plan or (b) 7%.

POTENTIAL PAYMENTS UPON A CHANGE IN CONTROL OR OTHER TERMINATION OF EMPLOYMENT

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to our Named Executive Officers in the event of a termination of their employment with our company.

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Post Employment Benefits

The benefits to be provided to our Named Executive Officers in the event of a termination due to retirement, involuntary separation, death, disability or a change in control are quantified in the table below. As of December 31, 2014, Mr. Squires was not eligible to retire under our retirement plans, so figures listed for Mr. Squires under Retirement assume a voluntary separation as of that date. This analysis assumes that on December 31, 2014,

●	For a Retirement, the executive retired as of that date;
●

For an Involuntary Separation, the executive’s employment was terminated as of that date due to the executive’s position being abolished in connection with a downsizing or internal restructuring (and the executive elected to retire if he or she is retirement eligible);

●	For a Death, the executive dies on that date;
●	For a Disability, the executive became disabled on that date; and
●

For a Change in Control, (i) a change in control of our company occurred, as defined in the applicable change in control agreements, and (ii) each of the above Named Executive Officer’s employment with us was terminated without cause.

	Retirement	Involuntary Separation	Death	Disability	Change in Control
Charles W. Moorman, IV
Severance Pay		$1,538,462			$10,500,000
Performance Share Units	$9,395,550	$9,395,550	$9,395,550	$9,395,550	$10,694,092
Unvested Stock Options	$10,567,075	$10,567,075	$10,567,075	$10,567,075
Accelerated Dividends					$1,530,883
Restricted Stock Units	$7,612,415	$7,612,415	$7,612,415	$7,612,415
Deferred Compensation Equivalent					$213,740
Pension Enhancement					$19,784,088
Health and welfare benefits	$63,104	$63,104	$22,496	$63,104	$40,248
Life Insurance Proceeds			$3,000,000
Disability Benefits				$500,000
Vacation Pay	$96,154	$96,154	$96,154	$96,154	$96,154
Post retirement life insurance
Excise Tax Gross-up on Severance Benefits
TOTAL	$27,734,298	$29,272,760	$30,693,690	$28,234,298	$42,859,205
James A. Squires
Severance Pay		$663,462			$5,962,500
Performance Share Units			$2,540,760	$2,540,760	$2,953,540
Unvested Stock Options			$2,465,615	$2,465,615
Accelerated Dividends					$435,001
Restricted Stock Units			$1,970,788	$1,970,788
Deferred Compensation Equivalent					$1,568,369
Pension Enhancement					$8,339,976
Health and welfare benefits		$19,212	$107,151	$217,986	$57,636
Life Insurance Proceeds			$2,250,000
Disability Benefits				$375,000
Vacation Pay	$72,115	$72,115	$72,115	$72,115	$72,115
Post retirement life insurance
Excise Tax Gross-up on Severance Benefits
TOTAL	$72,115	$754,789	$9,406,429	$7,642,264	$19,389,137

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	Retirement	Involuntary Separation	Death	Disability	Change in Control
Marta R. Stewart
Severance Pay		$596,154			$3,675,000
Performance Share Units	$917,545	$917,545	$917,545	$917,545	$1,131,453
Unvested Stock Options	$523,272	$523,272	$523,272	$523,272
Accelerated Dividends					$178,570
Restricted Stock Units	$726,714	$726,714	$726,714	$726,714
Deferred Compensation Equivalent					$60,955
Pension Enhancement					$4,001,033
Health and welfare benefits	$182,420	$182,420	$94,559	$182,420	$57,636
Life Insurance Proceeds			$1,500,000
Disability Benefits				$250,000
Vacation Pay	$48,077	$48,077	$48,077	$48,077	$48,077
Post retirement life insurance
Excise Tax Gross-up on Severance Benefits
TOTAL	$2,398,028	$2,994,182	$3,810,167	$2,648,028	$9,152,724
Deborah H. Butler
Severance Pay		$853,846			$4,410,000
Performance Share Units	$1,987,887	$1,987,887	$1,987,887	$1,987,887	$2,238,239
Unvested Stock Options	$2,465,615	$2,465,615	$2,465,615	$2,465,615
Accelerated Dividends					$330,874
Restricted Stock Units	$1,778,970	$1,778,970	$1,778,970	$1,778,970
Deferred Compensation Equivalent					$953,922
Pension Enhancement					$9,418,944
Health and welfare benefits	$91,282	$91,282	$22,735	$91,282	$28,656
Life Insurance Proceeds			$1,800,000
Disability Benefits				$300,000
Vacation Pay	$57,692	$57,692	$57,692	$57,692	$57,692
Post retirement life insurance	$6,621	$6,621		$6,621	$6,621
Excise Tax Gross-up on Severance Benefits
TOTAL	$6,388,067	$7,241,913	$8,112,899	$6,688,067	$17,444,948
Mark D. Manion
Severance Pay		$923,077			$4,410,000
Performance Share Units	$2,239,113	$2,239,113	$2,239,113	$2,239,113	$2,563,319
Unvested Stock Options	$2,465,615	$2,465,615	$2,465,615	$2,465,615
Accelerated Dividends					$378,252
Restricted Stock Units	$1,866,658	$1,866,658	$1,866,658	$1,866,658
Deferred Compensation Equivalent					$1,270,969
Pension Enhancement					$8,676,045
Health and welfare benefits	$118,724	$118,724	$69,954	$118,724	$26,952
Life Insurance Proceeds			$1,800,000
Disability Benefits				$300,000
Vacation Pay	$57,692	$57,692	$57,692	$57,692	$57,692
Post retirement life insurance	$4,984	$4,984		$4,984	$4,984
Excise Tax Gross-up on Severance Benefits
TOTAL	$6,752,786	$7,675,863	$8,499,032	$7,052,786	$17,388,213

Severance Pay
For an Involuntary Separation, these amounts represent two weeks of the executive’s annual base salary for each year of service up to a maximum of 80 weeks (but not in excess of twice the annual amount of the executive’s salary payable in the 12-month period preceding the executive’s severance date).

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For a Change-in-Control, these amounts represent three times the sum of each Named Executive Officer’s base salary plus EMIP incentive pay. If the Named Executive Officer had elected to defer either a portion of salary or annual incentive under the Executives’ Deferred Compensation Plan, then a corresponding portion of this amount would have been deferred and subsequently paid in accordance with the Named Executive Officer’s original deferral election rather than distributed in a lump sum.

Performance Share Units
For Retirement, Death or Disability, these amounts represent the estimated dollar value of performance share units to be earned during the performance cycles ending December 31, 2015, and December 31, 2016, assuming an earnout of 55.8% for the grants of performance share units made in 2013 and 44.6% for the grants of performance share units made in 2014, and in each case based on the $109.61 closing market price of our common stock on December 31, 2014. Because the number of performance share units earned is determined based on a three-year performance period for each cycle, these percentages represent (i) the actual percentage achieved for each completed year in the performance cycle for the Return on Average Invested Capital and Operating Ratio metrics, where applicable, and the 50% target percentage achievement for each of these metrics for each uncompleted year in the performance period, and (ii) a 40% achievement for the Total Shareholder Return metric over the entire three-year performance period, reflecting the earnout if Norfolk Southern’s total stockholder return exceeds the median total stockholder return of the S&P 500 over the three-year performance cycle. Estimated amounts for the performance cycles ending December 31, 2014, and December 31, 2015, are also included in the Outstanding Equity Awards at Fiscal Year-End Table. However, because the Named Executive Officers would forfeit these awards but for retirement or death benefit provisions under LTIP, we have included these awards here as well. If a participant retires, dies or becomes disabled before the end of the performance period, the awards are calculated and earned at the end of the performance period as if the participant had not retired or died; however, these awards are subject to forfeiture in the event the participant “engages in competing employment” following retirement and before the end of the performance period.

For Involuntary Separation, each of the named executive officers other than Mr. Squires was eligible to retire as of December 31, 2014; accordingly, had their employment been terminated by us or them on that date, each would have been entitled to the retirement benefit provisions under LTIP for their performance share units.

For a Change in Control, these amounts represent a cash payment to which the Named Executive Officer would not otherwise be entitled absent a change in control. Values based on (i) the $109.61 closing market price of our common stock on December 31, 2014, and (ii) the average earnout for performance share units for the two most recently completed cycles of 57.7%, which is the assumed earnout required under the change-in-control agreements. Performance share units are earned over a three-year cycle ending each December 31. SEC rules require that we assume a change in control occurred on the last day of our fiscal year. Therefore, our Named Executive Officers were fully vested in their performance share unit awards for the performance cycle ended December 31, 2014, and these awards are excluded from the above amounts.

Unvested Stock Options
For Retirement, Death and Disability, these amounts represent the value of the outstanding 2011, 2012 and 2013 unvested stock options for the Named Executive Officer for which vesting is accelerated to the date of his or her retirement, death, or disability. The value shown equals the difference between the exercise price of each option and the $109.61 closing market price of our common stock on December 31, 2014. Amounts in this column do not include the value of unexercised stock options held by the Named Executive Officers for which vesting would not be accelerated as a result of his or her retirement, death or disability. See the Outstanding Equity Awards at Fiscal Year-End Table for a complete list of each Named Executive Officer’s vested unexercised options. Under the retirement, death and disability benefit provisions contained in the LTIP, each option held by the Named Executive Officers will expire at the end of the term for which the option was granted. But for these provisions, all of their options would expire at the close of business on their last day of employment with us.

For Involuntary Separation, each of the named executive officers other than Mr. Squires was eligible to retire as of December 31, 2014; accordingly, had their employment been terminated by us or them on that date, each would have been entitled to the retirement benefit provisions under LTIP for their unvested stock options.

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For a Change in Control, this table does not report the value of vested options held by each Named Executive Officer as of December 31, 2014. Under each Named Executive Officer’s change-in-control agreement, in the event his or her employment with us is terminated in connection with a change in control, we are required to pay him or her the then current spread value of his or her vested options rather than require him or her to exercise them and sell the underlying shares. Based on the $109.61 closing market price of our common stock on December 31, 2014, the values of those options were as follows: Mr. Moorman, $23,950,339; Mr. Squires, $4,262,510; Ms. Stewart, $608,372; Ms. Butler, $4,262,510; and Mr. Manion, $4,378,484. See the Outstanding Equity Awards at Fiscal Year-End Table for more information regarding these options. Unvested options do not provide for accelerated vesting at the time of a change in control and would be forfeited upon termination of their employment. Accordingly, options which were unvested as of December 31, 2014, are excluded from these amounts.

Restricted Stock Units
For Retirement, Death and Disability, these amounts represent the dollar value of restricted stock units based on the $109.61 closing market price of our common stock on December 31, 2014. These amounts are also included in the Outstanding Equity Awards at Fiscal Year-End Table. However, because the Named Executive Officers would forfeit these awards but for retirement, death or disability benefit provisions of LTIP and their LTIP award agreements, we have included these amounts here as well. If a participant retires, dies or becomes disabled before the end of the restriction period, the awards are delivered at the end of the restriction period as if the participant had not retired, died or become disabled; however, these awards are subject to forfeiture in the event the participant “engages in competing employment” following retirement and before the end of the restriction period.

For Involuntary Separation, each of the Named Executive Officers other than Mr. Squires was eligible to retire as of December 31, 2014; accordingly, had their employment been terminated by us or them on that date, each would have been entitled to the retirement benefit provisions under LTIP for their restricted stock units.

For a Change in Control, the change-in-control agreements do not provide for the acceleration of any unvested restricted stock units held by Named Executive Officers at the time their employment with us is terminated or upon a change in control. Under the terms of the LTIP, they will forfeit any unvested restricted stock units if their employment is terminated for any reason other than Retirement, Disability or death. The Committee has the authority under LTIP to waive any restrictions restricted stock units.

Deferred Compensation Equivalent
For a Change in Control, these amounts represent the cash payment that would have been payable when the participant reached age 65, as provided in the change in control agreements. This amount does not include the aggregate balance of the Named Executive Officer’s deferred compensation account as of December 31, 2014, in which the Named Executive Officer is currently vested. See column (f) of the Nonqualified Deferred Compensation Table for this amount. If the change in control was not a change in control as defined in the regulations to Section 409A of the Internal Revenue Code, then any portion of the deferred compensation that was subject to Section 409A would have been payable at the time and in the form provided under the terms of the plan under which the Named Executive Officer earned the benefit, without any acceleration or other alteration in the time and form of payment as a result of the change in control.

Pension Enhancement
For a Change in Control, these amounts represent the amount by which the Named Executive Officer’s pension benefit, as enhanced by the change-in-control agreement, exceeds the actuarial present value of his or her accumulated pension benefits as of December 31, 2014. Amount does not include the actuarial present value of the Named Executive Officer’s accumulated pension benefits as of December 31, 2014. See the Pension Benefits Table for a description of the pension benefits to which the Named Executive Officers are entitled upon their retirement.

Health and Welfare Benefits
For Retirement, Disability or a Change in Control, these amounts represent estimated medical benefits for the Named Executive Officers and their eligible dependents. For Involuntary Separation, each of the Named Executive Officers other than Mr. Squires was eligible to retire as of December 31, 2014; accordingly, each of them other than Mr. Squires could

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elect to retire and receive the same benefits as under the “Retirement” column. For involuntary separation for Mr. Squires, these amounts represent cost of one year of medical coverage for Mr. Squires and his eligible dependents to be paid by the Corporation in accordance with the Involuntary Separation Plan. For Death, these amounts represent estimated medical benefits for the eligible dependents of the Named Executive Officer. For a Change in Control, these amounts represent medical and dental benefits for a fixed period of time specified in the change in control agreements.

Life Insurance Proceeds
These amounts represent the life insurance proceeds payable upon the death of the executive officer. In addition to the amounts listed in the table, if a Named Executive Officer died or was totally and permanently disabled for at least 12 months, in either case as a result of an accident that was covered under the insurance policy that provides benefits under the Executive Accident Plan, then the Named Executive Officer (in the case of disability) or his or her beneficiary (in the case of death) would receive a $400,000 lump sum payment from the insurance company.

Post-Retirement Life Insurance
These amounts represent the remaining premiums required to be paid to fully fund each Named Executive Officer’s Life Insurance policy under our Executive Life Insurance Plan in the minimum number of level annual premiums allowable without causing the policy to violate Section 7702 of the Internal Revenue Code. The policy amounts are as follows: Mr. Moorman, $565,000; Ms. Stewart, $103,400; Ms. Butler, $300,000; and Mr. Manion, $410,000. In addition, each Named Executive Officer would be eligible for retiree life insurance coverage under the Corporation’s group life insurance program in the following amounts: Mr. Moorman and Mr. Squires $5,000; and Ms. Stewart, Ms. Butler and Mr. Manion, $50,000.

For a Change in Control, the change-in-control agreements obligate us to pay the premiums on the Named Executive Officers’ life insurance policies as if the Named Executive Officer terminated due to retirement under the Executive Life Insurance Plan.

No Excise Tax Gross-Up
In 2013, Norfolk Southern entered into amendments to its change-in-control agreements with the Named Executive Officers to eliminate the tax gross-ups that would have been payable on any Federal excise taxes on excess parachute payments. Each Named Executive Officer appointed since that time has signed an amendment agreeing to the elimination of this tax gross-up.

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Change-in-Control Agreements

Generally

We have entered into change-in-control agreements with a number of key executives, including our Named Executive Officers. A Named Executive Officer will only receive the benefits provided under these agreements if:

●	a change in control of Norfolk Southern occurs, and
●	within two years of the change in control, we terminate the Named Executive Officer’s employment for any reason other than for “cause,” death, total disability or mandatory retirement, or the Named Executive Officer terminates his or her employment with us for “good reason.”

Definition of Change in Control

Generally, under these agreements, a change in control is defined as:

●	a merger, sale of all or substantially all of our assets or similar fundamental transaction which results in our stockholders holding less than 80% of the voting power of the combined company;
●	a stockholder-approved consolidation or dissolution pursuant to a recommendation of our Board of Directors;
●	a change in the composition of the Board of Directors that results in less than a majority of Board members having either (i) served on the Board for at least two years or (ii) been nominated or elected to be a director by at least two-thirds of directors who had at least two years of service at the time of the director’s nomination or election;

●	any person or organization acquires more than 20% of our voting stock; or
●	a determination by the Board that an event similar to those listed above has occurred or is imminent.

As noted below, the Named Executive Officers are entitled to accelerated payouts of amounts deferred under the Officers’ Deferred Compensation Plan and the

Executives’ Deferred Compensation Plan (“EDCP”) upon a change in control. For amounts deferred after 2004 under the EDCP, only events described above that also constitute a change in control as defined in the regulations to Section 409A of the Internal Revenue Code will result in accelerated distribution of those amounts.

Benefits Payable Upon Termination Following a Change in Control

Under our change-in-control agreements, the Named Executive Officers who become entitled to the benefits under those agreements are generally entitled to receive:

●	three times their annual base salary plus incentive pay;
●	accrued but unpaid compensation;
●	a cash payment for unearned performance share units awarded and as to which the performance cycle has not been completed;
●	all dividend equivalents to which they would have been entitled had their employment not been terminated;
●	early payout of compensation that was deferred under our nonqualified deferred compensation plans and a cash payment equal to the present value of the deferred compensation that would have been payable if the participant retired at age 65, as provided by the change in control agreements;

●	accrued pension benefits, as modified by years of service and average final compensation enhancements provided by the change-in-control agreements;
●	unused vacation for the year of termination, plus vacation for the following year;
●	continued payment of premiums on the Named Executive Officer’s life insurance policy under our Executive Life Insurance Plan; and
●	continued medical and dental benefits, and $50,000 in group-term life insurance coverage, for a specified number of years but subject to termination if the Named Executive Officer receives substantially similar benefits from another employer after the termination of employment.

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Prior to 2013, the Named Executive Officers were generally entitled to receive a payment in an amount sufficient to make them whole for any Federal excise tax on excess parachute payments. In January 2013, Norfolk Southern entered into amendments to its change-incontrol agreements with the Named Executive Officers to eliminate this excise tax gross-up.

If we had terminated the Named Executive Officer’s employment for reasons described below under “Events Triggering Change in Control Payments,” these benefits would generally have been payable in a lump sum within ten business days of termination. However, any Severance Pay, Performance Share Unit Equivalent, Accelerated Dividend Equivalent, Vacation Pay and Prorata Incentive Pay would have been payable no earlier than six months after the Named Executive Officer’s termination date if the Named Executive Officer was a “Specified Employee” on his or her termination date and if the change in control was not a change in control as defined in the regulations to Section 409A of the Internal Revenue Code. A “Specified Employee” is one of the 50 most highly compensated employees, as defined within the change in control agreement. If payment of any amounts were delayed because the Named Executive Officer was a Specified Employee, the delayed payment would have been credited with interest during the period from the termination date until the benefit was distributed at 120% of the short term Applicable Federal Rate determined under section 1274(d) of the Internal Revenue Code that was in effect on the Named Executive Officer’s termination date.

Events Triggering Change in Control Payments

If we terminate a Named Executive Officer’s employment with us for “cause,” we will not be required to pay the benefits provided under his or her change-in-control agreement. “Cause” is defined as any of the following if the result of the same is materially harmful to us:

●	an intentional act of fraud, embezzlement or theft in connection with the executive’s duties or in the course of his or her employment with us;
●	intentional wrongful damage to our property;
●	intentional wrongful disclosure of secret processes or of our confidential information; or
●	intentional violation of our Code of Ethics.

In addition, if a Named Executive Officer terminates employment with us within two years of a change in control for any of the following “good reasons,” we are required to pay the Named Executive Officer the benefits provided under his or her change-in-control agreement:

●	the Named Executive Officer is not elected or reelected to the office held immediately prior to the change in control, or—if serving as a director—he or she is removed as a director;
●	the Named Executive Officer’s salary or bonus opportunity is materially reduced below the amounts in effect prior to the change in control;
●	we terminate or materially reduce the value or scope of the Named Executive Officer’s perquisites, benefits and service credit for benefits provided under any employee retirement income or welfare benefit policies, plans, programs or arrangements in which he or she is participating immediately prior to the change in control and which have substantial value;

●	the Named Executive Officer determines in good faith that following the change in control, he or she has been rendered substantially unable to carry out or has suffered a substantial reduction in any of the substantial authorities, powers, functions, responsibilities or duties attached to the position he or she held immediately prior to the change in control;

●	the successor to the change in control does not assume all of our duties and obligations under the change-in-control agreement;
●	we require that the Named Executive Officer relocate his or her principal location of work in excess of 50 miles from his or her employment location immediately prior to the change in control, or that the Named Executive Officer travel away from his or her office significantly more than was required immediately prior to the change in control; or

●	there is any material breach of the change-in-control agreement by us or our successor.

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Requirement Not to Compete

In exchange for the benefits provided under the change-in-control agreements and to help encourage management continuity, the Named Executive Officers agreed not to engage in competing employment for a period of three years from the date they originally executed the agreements and, if they accept benefits payable or provided under the agreements, they may not engage in competing employment for a period of one year from the date they are terminated following the change in control. “Competing employment” for this purpose is the provision of services of any type, kind or nature and in any capacity to any organization or person that is, that controls, that is controlled by, or one of whose significant customers or clients is (i) a Class I railroad operating in the United States, Canada or Mexico, (ii) an interstate trucking company operating in the United States, Canada or Mexico or (iii) a provider or arranger of intermodal services of any kind or nature, any portion of which services is provided or arranged in the United States.

Retirement

As of December 31, 2014, all Named Executive Officers other than Mr. Squires were of retirement age under our retirement plans. See “Termination for Any Other Reason” below for a discussion of the benefits to which Mr. Squires would have been entitled had he retired as of December 31, 2014. Messrs. Moorman and Manion and Ms. Butler were eligible to retire as of December 31, 2014, with unreduced pension benefits under our retirement plans. Ms. Stewart was eligible to retire and choose to receive either (i) a temporary retirement benefit not to exceed $500 per month until reaching age 60, and thereafter the full amount of the accrued pension benefits disclosed in the Pension Benefits Table, or (ii) a reduced amount of the pension benefits disclosed in the Pension Benefits Table. In addition to these pension benefits, each Named Executive Officer would have been entitled to receive the deferred compensation amounts disclosed in the Nonqualified Deferred Compensation Table.

Death or Disability

Death

If any of the Named Executive Officers had died on December 31, 2014, that Named Executive Officer’s spouse would have been eligible for the pension benefits disclosed in the Pension Benefit Table (reduced on account of the Named Executive Officer’s death) and the Named Executive Officer’s designated beneficiaries would have been eligible for the deferred compensation benefits disclosed in the Nonqualified Deferred Compensation Table.

Disability

If the Named Executive Officers had become disabled on December 31, 2014, each of them other than Mr. Squires could elect to retire and receive the benefits set forth above under “Retirement.” For Mr. Squires and any other Named Executive Officer electing not to retire, each would be entitled to disability benefits in an amount equal to one-half of the Named Executive Officer’s base salary.

Termination for Any Other Reason

As noted above, each of the Named Executive Officers other than Mr. Squires was eligible to retire as of December 31, 2014; accordingly, had their employment been terminated by us or by them as of that date, each would have been entitled to the benefits set forth above under “Retirement.” Because Mr. Squires had at least 20 years of service as of December 31, 2014, had he terminated employment as of that date, he would have been eligible for either (i) the full amount of his accrued pension benefit disclosed in the Pension Benefits Table beginning at age 60, or (ii) the pension benefit disclosed in the Pension Benefits Table reduced by 1/360th for each month he was under age 60 at the time of retirement, with benefits beginning at the earliest upon Mr. Squires reaching age 55.

In addition to these pension benefits, each Named Executive Officer would have been entitled to receive the deferred compensation benefits disclosed in the Nonqualified Deferred Compensation Table.

We also have a Severance Pay Plan. Under the Severance Pay Plan, if a Named Executive Officer’s employment had been terminated as of December 31, 2014, due to the executive’s position being abolished in connection with downsizing or internal restructuring, the Named Executive Officer would have been entitled to the following benefits:

●	two weeks of the executive’s annual base salary for each year of service up to a maximum of 80 weeks (but not in excess of twice the annual amount of the executive’s salary payable in the 12-month period preceding the executive’s severance date);

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●	continued health care benefits for the executive and the executive’s eligible dependents until the earlier of (a) 12 months from the severance date, or (b) until those health care benefits would otherwise terminate under the continuation of coverage provisions of the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (COBRA); and

●	outplacement assistance for up to 90 days.

If the Named Executive Officer’s employment had been terminated by us for a reason other than as described above, then the Named Executive Officer would have been entitled to one week of the executive’s annual base salary for each year of service up to a maximum of 26 weeks, with the amount capped at two times the executive’s salary paid in the 12-month period preceding the executive’s severance date. The Named Executive Officer would not have been entitled to Severance Pay Plan benefits if terminated for reasons including, without limitation, the following: indictment, conviction of, or entering a plea of nolo contendere to any felony; commission of theft, fraud, or embezzlement, resulting in gain or personal enrichment; failure or refusal to substantially perform his or her duties for Norfolk Southern; conduct deemed so detrimental to the interests of Norfolk Southern that, in the judgment of the Plan Administrator, it should result in the termination not being deemed a severance; being unable to substantially perform his or her duties because of a physical or mental condition, including a condition that entitles him or her to benefits under any sick pay or disability income policy or program; refusing to transfer to another nonagreement position in the same department; or refusing to transfer to another nonagreement position in a different department assigned to a pay band with the same or higher bonus opportunity.

Directors’ Charitable Award Program Benefit

In addition to the benefits described above, Mr. Moorman and Mr. Squires are entitled to nominate one or more tax-exempt institutions to receive up to $500,000 from Norfolk Southern following their death. We continue to pay the life insurance premiums we use to partly fund this program. See “Narrative to Non-Employee Director Compensation Table—Directors’ Charitable Award Program” above for more information regarding this program.

Non-Competition

In addition to restrictions imposed under our change-in-control agreements, awards under LTIP were—beginning in 2006—made subject to forfeiture in the event the Named Executive Officer “engages in competing employment” for a period of time following termination. For these purposes, “engages in competing employment” means working for or providing services to any of our competitors in North American markets in which we compete.

Future Severance Benefits Policy

In 2002, our Board of Directors agreed to abide by a stockholder approved proposal that future severance agreements with senior executives that exceed 2.99 times the sum of the executive’s base salary plus bonus require stockholder approval.

COMPENSATION POLICY
RISK ASSESSMENT
The Committee assessed the risks arising from Norfolk Southern’s compensation policies and practices for all employees to determine whether such policies or practices are reasonably likely to have a material adverse effect on the company. As part of this assessment, in 2015, the Committee engaged Pay Governance to conduct a compensation risk analysis and report its findings to the Committee. Based on the observations and findings of Pay Governance’s assessment, as well as its own considerations, the Committee determined that Norfolk Southern’s compensation policies and practices are not reasonably likely to have a material adverse effect on the company.

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STOCKHOLDER PROPOSAL DEADLINES

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors oversees our compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and our proxy statement to be filed in connection with our 2015 Annual Meeting of Stockholders, each of which will be filed with the SEC.

2014 Members of the Compensation Committee

Daniel A. Carp, Chair Thomas D. Bell, Jr., Member Erskine B. Bowles, Member Wesley G. Bush, Member Steven F. Leer, Member

STOCKHOLDER PROPOSAL DEADLINES
Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with SEC regulations and with our Bylaws. Any such proposal for the 2016 Annual Meeting of Stockholders must comply with applicable regulations and be received by the Corporate Secretary, Norfolk Southern Corporation, Three Commercial Place, 13th Floor, Norfolk, Virginia 23510-9219, as follows:

To be eligible for inclusion in our proxy statement and form of proxy, stockholder proposals must be received no later than November 26, 2015; or to be eligible to be presented from the floor for vote at the meeting (but not intended for inclusion in our proxy materials), stockholder proposals must be received during the period that begins December 6, 2015, and ends February 14, 2016.

By order of the Board of Directors,

DENISE W. HUTSON
Corporate Secretary

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Norfolk Southern Corporation

Our Vision
Be the safest,
most customer-focused and successful
transportation company in the world

2014 Annual Report

2015 Proxy Shareholder Online Voting
(Registered Stockholders)

2015 Proxy Shareholder Online Voting
(Beneficial Stockholders)

Appendix A

NORFOLK SOUTHERN CORPORATION
EXECUTIVE MANAGEMENT INCENTIVE PLAN
AS AMENDED SUBJECT TO SHAREHOLDER APPROVAL

Section I. PURPOSE OF THE PLAN

It is the purpose of the Norfolk Southern Corporation Executive Management Incentive Plan (“Plan”) to enhance increased profitability for Norfolk Southern Corporation (“Corporation”) by rewarding certain officers elected by the Board of Directors of Norfolk Southern Corporation and its affiliates with a bonus for collectively striving to attain and surpass financial objectives. The Corporation intends that the Plan comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”) and intends that compensation paid under the Plan qualify as performance-based compensation under Code Section 162(m). Notwithstanding the preceding sentence, the Corporation reserves the right to pay compensation under the Plan that does not qualify as performance-based compensation under Code Section 162(m), as circumstances may warrant.

Section II. ADMINISTRATION OF THE PLAN

The Compensation Committee or any other committee of the Board of Directors of Norfolk Southern Corporation which is authorized to determine bonus awards under the Plan (“Committee”) shall administer and interpret this Plan and, from time to time, adopt such rules and regulations and make such recommendations to the Board of Directors concerning Plan changes as are deemed necessary to insure effective implementation of this Plan. It is intended that each member of the Committee qualify as an Outside Directors (as defined in Treasury Regulation § 1.162-27(e)(3)) and as an “independent director” under the rules of the New York Stock Exchange. No executive may simultaneously participate in more than one Norfolk Southern Corporation Incentive Group. An executive must reside in the United States or Canada in order to participate in the Plan.

Section III. ESTABLISHMENT OF PERFORMANCE STANDARDS

Not later than the first 90 days of an incentive year, the Committee shall establish:

A.	The Incentive Groups for the incentive year, which Groups shall consist of Board-elected officers at the level of Vice President and above,

B.	The bonus level for each Incentive Group for the incentive year, and

C.	The performance standard or standards for the Corporation for the incentive year, the outcome of which must be substantially uncertain at the time the standard or standards are established. The performance standards shall be based on one or more, or any combination, of the following business criteria, selected by the Committee, which may be applied on a corporate, department or division level, which may be measured on an absolute or relative basis, or established as a measure of growth: earnings measures (including net income, earnings per share, income from continuing operations, income before income taxes, income from railway operations); return measures (including net income divided by total assets, return on shareholder equity, return on average invested capital); service measures (including connection performance, train performance, plan adherence); cash flow measures (including operating cash flow, free cash flow); productivity measures (including total operating expense per thousand gross ton miles or revenue ton miles, total operating revenue per employee, total operating expense per employee, gross ton miles or revenue ton miles per employee, carloads per employee, revenue ton miles per mile of road operated, total operating expense per carload, revenue ton miles per carload, gross ton miles or revenue ton miles per train hour, percent of loaded-to-total car miles, network performance); fair market value of shares of the Corporation's Common Stock; revenue measures; expense measures; operating ratio measures; customer satisfaction measures; working capital measures; cost control measures; economic value added measures; and safety measures. If the Committee establishes performance standards using more than one of the aforesaid business criteria, the Committee shall assign a weighting percentage to each business criterion or combination thereof; the sum of the weighting percentages shall equal 100%.

The Committee may establish performance standards solely with respect to the Corporation’s performance without regard to the performance of other Corporations or indices, or by comparison of the Corporation’s performance to the performance of a published or special index deemed applicable by the Committee including but not limited to, the Standard & Poor's 500 Stock Index or an index based on a group of comparative companies.

Section IV. TYPE OF INCENTIVE BONUS

On or before a date which shall not be later than the date that is six months prior to the last day of the incentive year to which the performance standards established pursuant to Section III apply for any incentive bonus that is performance-based compensation, as defined in Code Section 409A, and which shall not be later than the last day of the year prior to the incentive year to which the performance standards established pursuant to Section III apply for any incentive bonus that is not performance-based compensation, as defined in Code Section 409A, each participant must elect to receive any incentive bonus which may be awarded to him or her for the incentive year either 100% cash or deferred in whole or in part. If the participant elects to receive 100% cash, the entire amount of the bonus for the incentive year shall be distributed to the participant, or to his or her estate in the event of the participant’s death, on or before March 1 of the year following the incentive year. If deferred in whole or in part, the amount deferred shall be allocated to the Norfolk Southern Corporation Executives’ Deferred Compensation Plan (and such deferrals will be governed by the provisions of that plan) on or before March 1 of the year following the incentive year and the remainder, if any, shall be distributed in cash to the participant, or to his or her estate in the event of the participant’s death, on or before March 2 of the year following the incentive year.

Failure on the part of the participant to elect a deferral by the date specified, either in whole or in part for the incentive year, shall be deemed to constitute an election by such participant to receive the entire incentive bonus for the incentive year as a cash bonus.

Section V. BONUS AWARDS

At the end of the incentive year, the Committee shall certify in writing to what extent the performance standards established pursuant to Section III have been achieved during the incentive year and shall determine the Corporate Performance Factor based on such achievement. In determining the Corporate Performance Factor, special charges and restructuring charges, and unusual or infrequent accounting adjustments which are significant, and restatements or reclassifications, all as determined in accordance with Generally Accepted Accounting Principles, which would have the effect of reducing the Corporate Performance Factor shall be excluded, and which would have the effect of increasing the Corporate Performance Factor shall be included, unless the Committee shall determine otherwise. The Committee shall further have the discretion, in determining whether the Corporate Performance Factor has been achieved, to include or exclude the any of the following events: (a) litigation, claims, judgments, settlements or loss contingencies, (b) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, or (c) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Corporation.

Each participant shall be eligible to receive a bonus award equal to the product of the Corporate Performance Factor times the participant’s bonus level times the participant’s total salary paid during the incentive year. The Committee may review the performance of any of the Corporation’s Covered Employees, as defined in Code Section 162(m), and may, at its discretion, reduce the bonus award that is paid to any such

Covered Employee. The Corporation’s chief executive officer may review the performance of any participant who is not a Covered Employee and may, at his discretion, reduce or increase the bonus award that is paid to any such participant, provided that any increase shall not exceed 25 percent of the amount calculated under the first sentence of this paragraph. The bonus award payable to a participant for an incentive year shall not exceed the lesser of: (1) three tenths of one percent (0.3%) of the Corporation’s income from railway operations for the incentive year; or (2) $10,000,000.

If the employment of a participant who is employed by Norfolk Southern Corporation or its affiliates during the incentive year terminates prior to the end of such year by reason of (1) death, or (2) normal retirement, early retirement or total disability under applicable Norfolk Southern Corporation plans and policies, then the phrase "total salary paid during the incentive year" means base salary paid to the participant during that portion of such year of employment prior to his or her termination and through the end of the calendar month or payroll period in which employment terminates but excludes any cash paid with respect to such participant's unused vacation. No incentive bonus for any incentive year shall be awarded or paid to any participant whose employment with Norfolk Southern Corporation and all its affiliates terminates before the end of such incentive year for a reason other than one of those specifically stated in the preceding sentence.

If a participant becomes eligible for the Plan during the year or becomes eligible for a different Incentive Group, then the amount of the award shall be adjusted proportionally to reflect such changes.

Section VI. REIMBURSEMENT OF EXCESS BONUS TO CORPORATION

The Board of Directors may require reimbursement of all or any portion of an excess bonus paid under the Plan if (a) financial results are restated due to the material noncompliance of the Corporation with any financial reporting requirement under the securities laws, and (b) an excess bonus was distributed within the three-year period prior to the date the applicable restatement was disclosed. For this purpose, “excess bonus” means the positive difference, if any, between (i) the bonus paid to the participant and (ii) the bonus that would have been paid to the participant had the bonus been calculated on the correct Corporate Performance Factor using the restated financial results. The Corporation will not be required to award an additional bonus to a participant if a restated Corporate Performance Factor would result in a higher bonus payment.

Any bonus to a participant under this Plan is subject to reduction, forfeiture, or recoupment to the extent provided under Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or as may be provided under any other applicable law.

Section VII. NO GUARANTEE OF CONTINUANCE OF EMPLOYMENT

Nothing contained in this Plan or in any designation of a participant hereunder shall constitute or be deemed to constitute any evidence of an agreement or obligation on the part of Norfolk Southern Corporation or its affiliates to continue to employ any such participant for any period whatsoever.

Section VIII. AMENDMENT TO AND TERMINATION OF PLAN

This Plan may be amended by written action of the chief executive officer of the Corporation to effect changes which are, in his or her sole judgment and discretion, ministerial, substantively administrative, or necessary to comply with statutory or other legally mandated requirements, and the implementation of which does not result in a material cost to the Corporation. All other amendments to this Plan shall be made by resolution duly adopted by the Board of Directors. This Plan may be amended in any manner or terminated at any time, except that no such amendment or termination shall deprive a participant of any rights hereunder theretofore legally accrued, and no such termination shall be effective for the year in which the Board of Directors adopts a resolution terminating this Plan.

Section IX. FUNDING SOURCE

All amounts that are payable under this Plan shall be paid for from the general assets of the Corporation. There is no trust or other fund from which amounts under this Plan shall be paid.

Section X. GOVERNING LAW

This Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Virginia, to the extent not superseded by the Code or other federal law.

Section XI. NON-ASSIGNABILITY OF BENEFITS

A participant’s right to receive a payment hereunder is not subject in any manner to anticipation, allocation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to accomplish any of these acts shall be void.

Appendix B

NORFOLK SOUTHERN CORPORATION
LONG-TERM INCENTIVE PLAN
AS AMENDED SUBJECT TO SHAREHOLDER APPROVAL

Section 1. PURPOSE

The purpose of the Long-Term Incentive Plan (“Plan”), as amended, is to promote the success of Norfolk Southern Corporation (the “Corporation”) and to provide an opportunity for non-employee directors, officers and other employees of the Corporation and its Subsidiary Companies (as hereinafter defined) to acquire or increase a proprietary interest in the Corporation and thereby to provide an additional incentive to devote their maximum efforts and skills to the advancement, betterment, and prosperity of the Corporation and its stockholders. The Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, performance share units, performance shares, restricted shares, and restricted stock units, in accordance with the terms and conditions set forth below. The Corporation intends that the Plan comply with the requirements of Internal Revenue Code Section 162(m) and applicable treasury regulations thereunder and intends that compensation paid under the Plan qualify as performance-based compensation under Code Section 162(m). Notwithstanding the preceding sentence, the Corporation reserves the right to pay compensation under the Plan that does not qualify as performance-based compensation under Code Section 162(m), as circumstances may warrant. The Plan, as amended, is intended, and shall be construed, to comply with the requirements of Code Section 409A.

Section 2. DEFINITIONS

The terms used herein shall have the following meanings unless otherwise specified or unless a different meaning is clearly required by the context:

Award	Any one or more of the following: Incentive Stock Option; Non-qualified Stock Option; Stock Appreciation Right; Restricted Shares; Restricted Stock Units; Performance Share Units; and Performance Shares.

Award Agreement	A written agreement, made in a form approved by the Committee and consistent with the terms of the Plan, that specifies the terms, conditions and limitations of each Award.

Award Date

The later of the date on which the Committee or the chief executive officer (to the extent as may be delegated by the Committee) grants an Award or, if granted during a blackout period, the first day of the subsequent trading window during which officers of the Corporation and Subsidiary Companies are permitted to trade in Norfolk Southern Corporation Common Stock under the Corporation’s insider trading policy.

Beneficiary

The person or persons designated in writing by the Participant as his Beneficiary in respect of Awards or, in the absence of such a designation or if the designated person or persons predecease the Participant, the person or persons who shall acquire the Participant’s rights in respect of Awards by bequest or inheritance in accordance with the applicable laws of descent and distribution. In order to be effective, a Participant’s designation of a Beneficiary must be on file with the Corporation before the Participant’s death. Any such designation may be revoked and a new designation substituted for the revoked designation by the Participant at any time before his death without the consent of the previously designated Beneficiary.

Board of Directors	The Board of Directors of the Corporation.

Cash-Settled Stock Appreciation Rights	Stock Appreciation Rights settled in cash.

Code	The Internal Revenue Code of 1986, as amended from time to time.

Committee

The Compensation Committee or any other committee of the Board of Directors which is authorized to grant Awards under this Plan. It is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, (b) an “outside director” under Code Section 162(m), and (c) an “independent director” under the rules of the New York Stock Exchange. If it is later determined that one or more members of the Committee do not qualify as a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

Common Stock	The Common Stock of the Corporation.

Disability

A disability that has enabled the Participant to receive a disability benefit under the Long-Term Disability Plan of the Corporation or a long-term disability plan of a Subsidiary Company (whichever is applicable), as amended from time to time, for a period of at least three months.

For a Participant who is a non-employee director, “Disability” means any medically determinable physical or mental impairment that is expected to result in death or to last for a continuous period of not less than 12 months and which prevents a Participant from continuing to serve as a non-employee director.

Dividend Equivalent

An amount equal to the regular quarterly dividend paid in accordance with the Corporation’s normal dividend payment practice as may be determined by the Committee, in its sole discretion, and granted pursuant to Section 13 of the Plan.

Executive Officers	Officers designated by the Board of Directors as “Executive Officers” for purposes of Section 16 of the Securities Exchange Act of 1934.

Exercise Gain Shares

With respect to a Stock Appreciation Right, all of the shares of Common Stock received upon exercise of the Stock Appreciation Right. With respect to an Option, the portion of the shares of Common Stock received upon exercise of the Option equal to the excess of the Fair Market Value, as of the exercise date, over the Option price, multiplied by the number of shares purchased under the Option on the exercise date, divided by such Fair Market Value, and rounded down to the nearest whole number of shares.

Fair Market Value

The value of Common Stock on a particular date as measured by the mean of the high and low prices at which it is traded on such date as reported in the Composite Transactions for such date by Bloomberg L.P., or its successor, on its internet-based service, or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded.

Incentive Stock Option	An Option that complies with the terms and conditions set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive Stock Option.

Non-Qualified Stock Option	An Option granted under the Plan other than an Incentive Stock Option.

Option	Any option to purchase Common Stock granted pursuant to the provisions of Section 6 or Section 7 of the Plan.

Optionee	A Participant who is the holder of an Option.

Participant	A person eligible to participate in the Plan who is granted and accepts an Award under the Plan.

Performance Cycle	The period of time, designated by the Committee but not less than one year, over which Performance Shares may be earned.

Performance Criteria

One or more, or any combination, of the following business criteria, selected by the Committee, which may be applied on a corporate, department or division level, and which may be measured on an absolute or relative basis, or established as a measure of growth: earnings measures (including net income, earnings per share, income from continuing operations, income before income taxes, income from railway operations); return measures (including net income divided by total assets, return on shareholder equity, return on average invested capital); cash flow measures (including operating cash flow and free cash flow); productivity measures (including total operating expense per thousand gross ton miles or revenue ton miles, total operating revenue per employee, total operating expense per employee, gross ton miles or revenue ton miles per employee, carloads per employee, revenue ton miles per mile of road operated, total operating expense per carload, revenue ton miles per carload, gross ton miles or revenue ton miles per train hour, percent of loaded-to-total car miles, network performance); fair market value of shares of the Corporation’s Common Stock; revenue measures; expense measures; operating ratio measures; customer satisfaction measures; working capital measures; cost control measures; total shareholder return measures; economic value added measures; and safety measures.

Performance Criteria Weighting Percentage

The percentage weighting accorded to each Performance Criterion (or each combination thereof) selected by the Committee. The total of the Performance Criteria Weighting Percentages for any type of Award shall equal one hundred percent (100%).

Performance Goal

The specific target set by the Committee for each selected Performance Criterion (or each combination thereof) the outcome of which must be substantially uncertain at the time it is established. A Performance Goal may be set solely with respect to the Corporation’s performance, or as compared to the performance of a published or special index deemed applicable by the Committee, including but not limited to the Standard & Poor’s 500 Stock Index or an index based on a group of comparative companies. If a Performance Goal is based on the Corporation’s common stock, then in the event of a recapitalization, stock split, stock dividend, exchange, combination, or reclassification of shares, merger, consolidation, reorganization, or other change in or affecting the capital structure or capital stock of the Corporation (other than a normal cash dividend), the Committee shall make or provide for such adjustments in performance goals as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants.

Performance Shares	Shares of Common Stock granted pursuant to Section 11 of the Plan, which may be made subject to the restrictions and other terms and conditions prescribed in Section 11 of the Plan.
Performance Share Units	Contingent rights to receive Performance Shares pursuant to Section 11 of the Plan.
Restricted Shares	Shares of Common Stock granted pursuant to Section 9 of the Plan and subject to the restrictions and other terms and conditions set forth therein.
Restricted Stock Unit

Contingent rights, granted pursuant to Section 10 of the Plan, to receive Restricted Stock Unit Shares or cash payment for the Fair Market Value of shares of Common Stock, subject to the restrictions and other conditions set forth herein. Each Restricted Stock Unit shall equal the Fair Market Value of one share of Common Stock.

Restricted Stock Unit Shares

Shares of Common Stock issued as payment for Restricted Stock Units pursuant to Section 10 of the Plan, which may be made subject to the restrictions and other terms and conditions prescribed in Section 10 of the Plan.

Restriction Period

A period of time of not less than thirty-six (36) months for officers or employees, or not less than twelve (12) months for non-employee directors, in either case to be determined within those limits by the Committee in its sole discretion, commencing on the Award Date, during which the restrictions imposed by paragraphs (b) and (c) of Section 9 or paragraphs (b) and (c) of Section 10 of the Plan shall apply. At the time that the Restricted Shares or Restricted Stock Units are granted, the Committee shall impose a Restriction Period and determine the length of the Restriction Period. Such Restriction Period, if any, shall be incorporated in the Award Agreement setting forth the grant. Under Sections 9 and 10 of this Plan, the Committee may, in its discretion, specify when the Award is granted that the Restriction Period shall expire upon the earlier achievement of Performance Goals.

Retention Agreement	An agreement entered into pursuant to Section 12 of the Plan.
Retirement

Retirement from the Corporation and all Subsidiary Companies pursuant to the provisions of the Retirement Plan of the Corporation or a retirement plan of a Subsidiary Company (whichever is applicable), as amended from time to time.

For a Participant who is a non-employee director, “Retirement” means termination of service as a director of the Corporation.
Stock Appreciation Right

The right, granted pursuant to the provisions of Section 8 of the Plan, to receive Exercise Gain Shares or a cash payment equal to the excess, if any, of the Fair Market Value of Common Stock on the exercise date over the Fair Market Value of the Common Stock on the Award Date, as specified in Section 8 of the Plan.

Stock-Settled Stock Appreciation Rights	Stock Appreciation Rights paid out in Exercise Gain Shares.
Subsidiary Company	A corporation of which at least fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote is owned, directly or indirectly, by the Corporation.

Section 3. ADMINISTRATION

The Plan shall be administered by the Committee, which, subject to the limitations set forth herein, shall have the full and complete authority and sole discretion, except as may be delegated to the Corporation’s chief executive officer as provided herein, to construe and interpret the Plan; to select the Participants who shall be granted Awards under the Plan; to determine the type, size, terms, and conditions of the Award or Awards to be granted to each such Participant; to authorize the grant of such Awards pursuant to the Plan; in connection with the merger or consolidation of the Corporation (and subject to any applicable requirements of Code Section 409A), to give a Participant an election to surrender an Award in exchange for the grant of a new Award; to adopt, amend and rescind rules and regulations relating to the Plan; and to make all other determinations and take all other actions it may deem necessary or advisable for the implementation and administration of the Plan.

If the Committee makes an Award to non-employee directors in a calendar year, and after such Award is made and in the same year an individual is elected by the Board to be a non-employee director of the Corporation, then the newly appointed director shall automatically be granted an Award under the same terms as was granted to the other non-employee directors earlier that year. The Award granted to the newly appointed director shall be prorated based on the number of days remaining in the calendar year of the individual’s appointment as a director, and effective as of the date the individual became a director or, if the individual became a director during a blackout period, effective on the first day of the subsequent trading window during which officers of the Corporation and Subsidiary Companies are permitted to trade in Norfolk Southern Corporation Common Stock under the Corporation’s insider trading policy.

The Committee in its sole discretion may delegate authority to the Corporation’s chief executive officer to select as Participants the officers and employees who shall be granted Awards under the Plan (provided, however, that only the Committee shall grant Awards to the chief executive officer and Executive Officers); to determine the type, size, terms, and conditions of the Award or Awards to be granted to each such Participant; and to authorize the grant of such Awards pursuant to the Plan.

The Committee, or the chief executive officer to the extent as may be delegated by the Committee (hereinafter, the term “Committee” shall include reference to the chief executive officer to the extent of any such delegation), may authorize the grant of more than one type of Award, and Awards subject to differing terms and conditions, to any eligible Participant. The Committee’s decision to authorize the grant of an Award to a Participant at any time shall not require the Committee to authorize the grant of an Award to that Participant at any other time or to any other Participant at any time; nor shall its determination with respect to the size, type, or terms and conditions of the Award to be granted to a Participant at any time require it to authorize the grant of an Award of the same type or size or with the same terms and conditions to that Participant at any other time or to any other Participant at any time. The Committee shall not be precluded from authorizing the grant of an Award to any eligible Participant solely because the Participant previously may have been granted an Award of any kind under the Plan.

All determinations of the Committee shall be by a majority of its members and shall be final, conclusive and binding. Each member of the Committee, while serving as such, shall be considered to be acting in his capacity as a director of the Corporation, and no member of the Committee shall be liable for any action taken or decision made in good faith with respect to the implementation or administration of the Plan.

Section 4. ELIGIBILITY

To be eligible to be a Participant in the Plan, an individual must on the date on which the Award is made be a full-time nonagreement officer or employee who is a participant in the Norfolk Southern Corporation Executive Management Incentive Plan or Management Incentive Plan, or a full-time nonagreement employee of the Corporation or of a Subsidiary Company who can make an appreciable contribution to the attainment of the Corporation’s overall business objectives as determined in the sole discretion of the Committee, and must reside in the United States or Canada. A non-employee director shall be eligible to participate in the Plan if he or she is a director of the Corporation and is not a full-time salaried employee of the Corporation or a Subsidiary Company.

Section 5. SHARES AVAILABLE

Since the Plan’s establishment in 1983, up to a maximum of 82,978,604 shares of Common Stock have been authorized for issuance under the Plan. Subject to approval of the Plan, as hereby amended, by the separate vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of the Corporation, at which a quorum for the proposal is present, an additional 8,000,000 shares of Common Stock are approved for issuance pursuant to the Plan as of May 14, 2015. Awards that are made in a form other than Options or Stock-Settled Stock Appreciation Rights and that are granted under the Plan after May 13, 2010, shall be counted against the share limit set forth in the previous sentence as 1.61 shares for every one share issued in connection with such Award. Such shares shall be provided from shares of Common Stock authorized but not issued. Stock-Settled Stock Appreciation Rights shall be counted in full against the number of shares available for award under the Plan, regardless of the number of Exercise Gain Shares issued upon settlement of the Stock Appreciation Right.

If any shares of Common Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant (including by reason of such Award being settled in cash), the shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan; provided, however, in the case of a stock-based Award that is not an Option or Stock Appreciation Right and that was made after May 13, 2010, 1.61 shares for each share underlying such Award shall again be available for Awards under the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for award under the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Option; (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding award, or (iii) shares of Common Stock repurchased on the open market with proceeds of an Option exercise.

Notwithstanding any other provision to the contrary, no Participant may be awarded a grant in any one year, which, when added to any other grant of Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units and Performance Share Units in the same year, shall exceed 1,000,000 shares of Common Stock. A Stock Appreciation Right granted in connection with an option is treated as a single Award for purpose of the preceding sentence. If an Option is canceled, the canceled Option continues to count against the maximum number of shares for which Options may be granted to a Participant in any year. Notwithstanding the foregoing, the aggregate grant date fair value of shares of Common Stock that may be granted during any year to any non-employee director shall not exceed $500,000.

Section 6. INCENTIVE STOCK OPTIONS

(a) General – The Committee may authorize the grant of Incentive Stock Options subject to the terms and conditions set forth in this Section 6. The grant of an Incentive Stock Option shall be evidenced by a written Award Agreement between the Corporation and the Optionee, setting forth the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby and the terms, conditions, and restrictions applicable thereto. The issuance of shares of Common Stock pursuant to an Incentive Stock Option also shall be subject to the provisions of any Retention Agreement that may be required by the Committee under Section 12 of the Plan.

Except for adjustments pursuant to Section 15 of the Plan, the Option Price for any outstanding Option granted under the Plan may not be decreased after the date the Option is granted, nor may an outstanding Option be modified or replaced if the effect would be to reduce the Option Price, nor may an outstanding Option be cancelled in exchange for cash or another Award, unless such repricing, modification or replacement is approved by the vote of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of the Corporation at which a quorum is present.

(b) Option Price - The Committee shall determine the Option price for each share of Common Stock purchased under an Option, but, subject to the provisions of Section 15 of the Plan, in no event shall the Option price be less than the greater of (i) one hundred percent (100%) of the Fair Market Value of the Common Stock on the Award Date, or (ii) the price at which the Corporation’s Common Stock was last sold in the principal United States market for such Common Stock on the Award Date.

(c) Duration of Options - The Committee shall fix the term or duration of Options, provided that such term shall not exceed ten (10) years from the Award Date, and that such term shall be subject to earlier termination pursuant to the provisions of paragraph (g) of this Section 6.

(d) Non-Transferability of Options - Options may be exercised during the lifetime of the Optionee only by him, and following his death only by his Beneficiary. If a Beneficiary dies after the Optionee, but before the Option is exercised and before such rights expire, such rights shall become assets of such Beneficiary’s estate. Except as provided in this paragraph, Options may not be assigned or alienated, whether voluntarily or involuntarily.

(e) Exercise of Options - The Committee shall determine the time or times at which Options may be exercised; provided that such time or times shall not occur before the latest of:

(i) the first anniversary of the Award Date; and

(ii) the effectiveness of any registration statement required to be filed under the Securities Act of 1933 for the registration of the Common Stock to be issued upon exercise of the Option.

(f) Payment of Option Price - The purchase price of Common Stock upon exercise of an Option shall be paid in full to the Corporation at the time of the exercise of the Option in cash or, at the discretion of the Committee and subject to any limitations or requirements that the Committee may adopt, by the surrender to the Corporation of shares of previously acquired Common Stock, which have been held by the Optionee for at least six (6) months and which shall be valued at Fair Market Value on the date that the Option is exercised, or, at the discretion of the Committee, by a combination of cash and such Common Stock.

(g) Termination of Options - No Option shall be exercisable after it expires. Each Option shall expire upon the earliest of:

(i) the expiration of the term for which the Option was granted;

(ii) (A) Except as otherwise provided by the Committee in the Award Agreement, in the case of an Optionee whose employment with the Corporation or a Subsidiary Company is terminated due to Retirement, Disability or death, the expiration of the term for which the Option was granted, or

(B) in the case of an Optionee whose employment with the Corporation or a Subsidiary Company is terminated for any reason other than Retirement, Disability, or death, at the close of business on the last day of active service by the Optionee with the Corporation or a Subsidiary Company, or

(C) in the case of an Optionee who is granted a leave of absence, if the Optionee’s employment with the Corporation or a Subsidiary Company terminates at any time during or at the end of the leave of absence, at the close of business on the last day of employment with the Corporation or a Subsidiary Company, or

(iii) in connection with a merger or consolidation of the Corporation, with the Optionee’s consent, the grant of a new Award to replace the Option.

(h) Limitation on Exercisability - The aggregate Fair Market Value (determined as of the Award Date) of the Common Stock with respect to which Incentive Stock Options (granted on or after January 1, 1987) are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000, as adjusted under Code Section 422(d)(1) and corresponding Treasury Regulations.

Section 7. NON-QUALIFIED STOCK OPTIONS

The Committee may authorize the grant of Non-Qualified Stock Options subject to the terms and conditions specified in this Section 7. The grant of a Non-Qualified Stock Option shall be evidenced by a written Award Agreement between the Corporation and the Optionee, setting forth the number of shares of Common Stock subject to the Non-Qualified Stock Option evidenced thereby and the terms, conditions, and restrictions applicable thereto. Non-Qualified Stock Options granted pursuant to the provisions of this Section 7 shall be subject to the terms, conditions, and restrictions set forth in paragraphs (a) through (g) of Section 6 of the Plan. The limitations set forth in paragraph (h) of Section 6 of the Plan shall not apply to Non-Qualified Stock Options. The issuance of shares of Common Stock pursuant to a Non-Qualified Stock Option also shall be subject to the provisions of any Retention Agreement that may be required by the Committee under Section 12 of the Plan.

Section 8. STOCK APPRECIATION RIGHTS

(a) General - The Committee may grant a Stock Appreciation Right to a Participant in connection with an Option, or portion thereof, or on a stand alone basis, as determined by the Committee, subject to the terms and conditions set forth in this Section 8. If granted in connection with an Option, the Stock Appreciation Right may be granted at the time of grant of the related Option and shall be subject to the same terms and conditions as the related Option, except as this Section 8 may otherwise provide. If granted in connection with an Option, the Stock Appreciation Right shall be evidenced by provisions in the Award Agreement evidencing or identifying the related Option, specifying the number of shares of Common Stock subject thereto and setting forth the terms and conditions applicable to the Stock Appreciation Right. If granted on a stand alone basis, the Stock Appreciation Right shall be evidenced by provisions of a written Award Agreement between the Corporation and the Participant. The Committee may grant Cash-Settled Stock Appreciation Rights or Stock-Settled Stock Appreciation Rights as shall be set forth in an Award Agreement.

Except for adjustments pursuant to Section 15 of the Plan, the terms of an outstanding Stock Appreciation Right may not be amended to reduce the exercise price of the Stock Appreciation Right, nor may an outstanding Stock Appreciation Right be modified or replaced if the effect would be to reduce the exercise price, nor may an outstanding Stock Appreciation Right be cancelled in exchange for cash or another Award, unless such repricing, modification or replacement is approved by the vote of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of the Corporation at which a quorum is present.

(b) Exercise Price and Duration - The Committee shall determine the exercise price for any Stock Appreciation Right granted on a stand alone basis but, subject to the provisions of Section 15 of the Plan, in no event shall the exercise price be less than the greater of (i) one hundred percent (100%) of the Fair Market Value of the Common Stock on the Award Date, or (ii) the price at which the Corporation’s Common Stock was last sold in the principal United States market for such Common Stock on the Award Date. The Committee shall fix the term or duration of Stock Appreciation Rights, provided that such term shall not exceed ten (10) years from the Award Date, and that such term shall be subject to earlier termination pursuant to the provisions of paragraph (e) of this Section 8.

(c) Exercise – If granted in connection with an Option, a Stock Appreciation Right shall be exercisable only at such time or times, to such extent, and by such persons, as the Option to which it relates shall be exercisable. If granted on a stand alone basis, a Stock Appreciation Right shall be exercisable only at such time or times, to such extent, and by such persons, as shall be set forth in the Award Agreement.

Stock Appreciation Rights shall be subject to the following restrictions:

(i) the Stock Appreciation Right may not be exercised before the expiration of one (1) year from the Award Date; provided, however, that this subparagraph (i) shall not apply if the death or Disability of the Optionee occurs within one (1) year after the Award Date; and,

(ii) a Stock Appreciation Right granted in connection with an Incentive Stock Option may not be exercised on any date on which the Fair Market Value of a share of Common Stock is less than or equal to the Option price per share under the related Incentive Stock Option.

A Stock Appreciation Right shall be exercised by providing the Corporation with a written notice in such form and containing such information (including the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised) as the Committee may specify. If the Stock Appreciation Right was granted in connection with an Option, the Participant must surrender the related Option, or the portion thereof pertaining to the shares with respect to which the Stock Appreciation Right is exercised, and the date on which the Corporation receives such notice shall be the date on which the related Option, or portion thereof, shall be deemed surrendered and the Stock Appreciation Right shall be deemed exercised.

(d) Payment - Upon the proper exercise of a Stock-Settled Stock Appreciation Right granted on a stand alone basis, a Participant shall be entitled to receive Exercise Gain Shares equal to the number of shares of Common Stock that have an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the exercise price for the Stock Appreciation Right established on the Award Date, multiplied by the number of Stock-Settled Stock Appreciation Rights surrendered in connection with the exercise of the Stock Appreciation Right.

Upon the proper exercise of a Stock-Settled Stock Appreciation Right granted in connection with an Option, an Optionee shall be entitled to receive Exercise Gain Shares equal to the number of shares of Common Stock that have an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Option price per share of the related Option, multiplied by the number of shares covered by the related Option, or portion thereof, surrendered in connection with the exercise of the Stock Appreciation Right. The Exercise Gain Shares shall be subject to the provisions of any Retention Agreement that may be required by the Committee under Section 12 of the Plan.

Upon the proper exercise of a Cash-Settled Stock Appreciation Right granted on a stand alone basis, a Participant shall be entitled to receive cash equal to the value of the number of shares of Common Stock that have an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the exercise price for the Stock Appreciation Right established on the Award Date, multiplied by the number of Cash-Settled Stock Appreciation Rights surrendered for settlement.

Upon the proper exercise of a Cash-Settled Stock Appreciation Right granted in connection with an Option, an Optionee shall be entitled to receive cash equal to the value of the number of shares of Common Stock that have an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Option price per share of the related Option, multiplied by the number of shares covered by the related Option, or portion thereof, surrendered in connection with the exercise of the Stock Appreciation Right.

(e) Termination of Right - A Stock Appreciation Right granted in connection with an Option shall expire, unless previously exercised or canceled, upon the expiration of an Option to which it relates, or upon such time as may be set forth in an Award Agreement. A Stock Appreciation Right granted on a stand alone basis shall be subject to the termination provisions set forth in paragraph (g) of Section 6 for Options and shall expire, unless previously exercised or cancelled, at such time as may be set forth in an Award Agreement.

(f) Effect of Exercise - A Stock Appreciation Right shall be canceled when, and to the extent that, it or a related Option is exercised, and an Option shall be canceled when, and to the extent that, the Option is surrendered to the Corporation upon the exercise of a related Stock Appreciation Right.

Section 9. RESTRICTED SHARES

(a) General - The Committee, in its sole discretion, may from time to time authorize the grant of Restricted Shares to a Participant pursuant to an Award Agreement. A certificate or certificates representing the number of Restricted Shares granted shall be registered in the name of the Participant or held in uncertificated form through a direct registration system or the number of Restricted Shares shall be delivered by electronic delivery to a brokerage account established for the Participant’s benefit at a financial/brokerage firm selected by the Corporation. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (g) of this Section 9, any certificate or certificates shall be held by the Corporation for the account of the Participant, and any Restricted Shares held through direct registration or in a brokerage account shall be blocked from sale or transfer. Restricted Shares shall be subject to such restrictions as the Committee may establish in the Award Agreement (including, without limitation, any limitation on the right to vote Restricted Shares or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate; provided that dividends on Restricted Shares subject to a specified Performance Goal or Goals shall be payable only to the extent the Performance Goal(s) are achieved with respect to such Restricted Shares.

(b) Performance Goal Requirement – The Committee may determine, in its sole discretion, that a Participant’s entitlement to Restricted Shares shall be subject to achievement of a specified Performance Goal or Goals during the Restriction Period. If so, the Committee shall select the Performance Criterion or each combination thereof, the Performance Goal for each Performance Criterion or each combination thereof, and the Performance Criteria Weighting Percentage for each Performance Criterion or each combination thereof within ninety (90) days of the commencement of the Restriction Period. The Committee may also determine that the Restriction Period shall expire upon achievement of established Performance Goals prior to the established end of the Restriction Period. In determining whether Performance Goals have been achieved, special charges, restructuring charges and unusual or infrequent accounting adjustments which are significant, and restatements or reclassifications, all as determined in accordance with Generally Accepted Accounting Principles, which would have the effect of reducing the percentage of Performance Goals achieved shall be excluded, and which would have the effect of increasing the percentage of Performance Goals achieved shall be included, unless the Committee, in its discretion, determines otherwise. At such time as the Committee certifies that the Performance Goals have been achieved, the Committee shall authorize delivery of Restricted Shares (or such percentage of the Restricted Shares as equal the Percentage of Performance Goals that have been achieved) for which the Restriction Period has expired. If the Restricted Shares are subject to the achievement of Performance Goals, such Restricted Shares shall be forfeited to the extent Performance Goals are not achieved before the established end of the Restriction Period.

(c) Restrictions – Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (g) of this Section 9, Restricted Shares shall be subject to the following restrictions and any additional restrictions that the Committee, in its sole discretion, may from time to time deem desirable in furtherance of the objectives of the Plan:

(i) the Participant shall not be entitled to receive the certificate or certificates representing the Restricted Shares, or exercise any ownership over any Restricted Shares held through direct registration or in a brokerage account;

(ii) the Restricted Shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated, or otherwise disposed of; and

(iii) the Restricted Shares may be forfeited as provided in paragraphs (b) or (e) of this Section 9, subject to the provisions of paragraph (f) and (g) of this Section 9.

(d) Distribution of Restricted Shares – If a Participant to whom Restricted Shares have been granted remains in the continuous employment of the Corporation or a Subsidiary Company during the entire Restriction Period, or, in the case of a Participant who is a non-employee director, who remains a non-employee director during the entire Restriction Period, upon the expiration of the Restriction Period all restrictions applicable to the Restricted Shares shall lapse. When the restrictions applicable to the Restricted Shares lapse, either:

(i) the certificate or certificates representing the shares of Common Stock that were earned pursuant to paragraph (b) of this Section 9 shall be delivered to the Participant or,

(ii) if the shares were delivered by electronic delivery to a brokerage account established for the Participant’s benefit or by direct registration and held in uncertificated form, the restrictions on the sale or transfer of any shares that were earned pursuant to paragraph (b) of this Section 9 shall lapse.

(e) Termination of Employment - If the employment of a Participant is terminated for any reason other than the Retirement, Disability, or death of the Participant in service before the expiration of the Restriction Period, the Restricted Shares shall be forfeited immediately and all rights of the Participant with respect to such shares shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company. If the Participant is granted a leave of absence before the expiration of the Restriction Period, the Participant shall not forfeit any rights with respect to any Restricted Shares subject to the Restriction Period, unless the Participant’s employment with the Corporation or a Subsidiary Company terminates at any time during or at the end of the leave of absence for any reason other than Retirement, Disability, or death, at which time the shares shall be forfeited immediately and all rights of the Participant with respect to such shares shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.

(f) Retirement, Disability or Death - If the Participant’s employment is terminated by reason of the Retirement or Disability of the Participant before the expiration of the Restriction Period and no Performance Goals have been imposed, the restrictions on the Restricted Shares shall lapse upon the expiration of the Restriction Period and delivery of the Restricted Shares shall be made to the Participant, as described in paragraph (d) of this Section 9; provided, however, that if the Participant dies after Retirement or Disability and before the expiration of the Restriction Period, the restrictions on the Restricted Shares shall lapse and delivery shall be made to the Participant’s Beneficiary. If the Participant’s employment is terminated by reason of the Participant’s death in service before the expiration of the Restriction Period, the restrictions on the Restricted Shares shall lapse and delivery of the Restricted Shares shall be made to the Participant’s Beneficiary. If the Participant’s employment is terminated by reason of the Retirement, Disability, or death of the Participant before the expiration of the Restriction Period and Performance Goals have been imposed, the restrictions on the Restricted Shares shall lapse upon the expiration of the Restriction Period and to the extent that the Committee certifies that Performance Goals have been achieved and delivery of the Restricted Shares shall be made to the Participant, or the Participant’s Beneficiary in the event of the Participant’s death, in accordance with paragraphs (b) and (d) of this Section 9.

(g) Waiver of Restrictions - The Committee, in its sole discretion, may waive any or all restrictions with respect to Restricted Shares.

Section 10. RESTRICTED STOCK UNITS

(a) General - The Committee, in its sole discretion, may from time to time authorize the grant of Restricted Stock Units (“Units”) to a Participant pursuant to an Award Agreement. Such Units shall be recorded in individual memorandum accounts maintained by the Committee or its agent. The grant of Restricted Stock Units shall entitle the Participant to payment in Restricted Stock Unit Shares or cash, as provided for in the Award Agreement. The Participant shall have no beneficial ownership interest in the Common Stock represented by the Units prior to expiration of the Restriction Period and achievement of any Performance Goals. The Participant shall have no right to vote the Common Stock represented by the Units or to receive dividends (except for any Dividend Equivalents which may be awarded by the Committee in connection with such Units) on the Common Stock represented by the Units. The grant of Units shall be evidenced by an Award Agreement between the Corporation or Subsidiary Company and the Participant, identifying the number of Units awarded, and setting forth the terms and conditions applicable to the Units.

(b) Performance Goal Requirement – The Committee may determine, in its sole discretion, that a Participant’s entitlement to payment in cash or Restricted Stock Unit Shares for Restricted Stock Units shall be subject to achievement of a specified Performance Goal or Goals over the duration of the Restriction Period. If so, the Award shall specify when it is granted that the Participant’s entitlement to payment is subject to the achievement of the Performance Goal or Goals, and the Committee shall select the Performance Criterion or each combination thereof, the Performance Goals for each Performance Criterion or each combination thereof, and the Performance Criteria Weighting Percentage for each Performance Criterion or each combination thereof within ninety (90) days after the commencement of the Restriction Period.

The Committee may specify, when the Award is granted, that the Restriction Period shall expire upon achievement of the established Performance Goals prior to the established end of the Restriction Period. In determining whether Performance Goals have been achieved, special charges, restructuring charges and unusual or infrequent accounting adjustments which are significant, and restatements or reclassifications, all as determined in accordance with Generally Accepted Accounting Principles, which would have the effect of reducing the percentage of Performance Goals achieved shall be excluded, and which would have the effect of increasing the percentage of Performance Goals achieved shall be included, unless the Committee, in its discretion, determines otherwise. For Restricted Stock Units subject to the achievement of Performance Goals, the Committee shall certify in writing the extent to which the Performance Goals have been achieved, and shall authorize settlement of Units in cash or Restricted Stock Unit Shares. The Units shall be settled within two and one half months after the end of the year in which the Performance Goals are achieved. Such settlement shall be based on the Fair Market Value on the date all applicable restrictions lapse (or such percentage of the value of the Restricted Stock Units as equal the percentage of Performance Goals that have been achieved) for which the Restriction Period has expired. If the settlement of Restricted Stock Units is subject to the achievement of Performance Goals, such Restricted Stock Units shall be forfeited to the extent Performance Goals are not achieved before the established end of the Restriction Period.

(c) Restrictions - Until the expiration of the Restriction Period and the lapse of any Retention Agreement provided in Section 12, Units shall be subject to the following restrictions and any additional restrictions that the Committee, in its sole discretion, may from time to time deem desirable in furtherance of the objectives of the Plan:

(i) the grant of Units to a Participant shall not entitle a Participant to receive cash payment or Restricted Stock Unit Shares;

(ii) the Units may not be sold, transferred, assigned, pledged, conveyed, hypothecated, or otherwise disposed of; and,

(iii) all or a portion of the Units may be forfeited immediately as provided in paragraph (b) or (e) of this Section 10, subject to the provisions of paragraphs (f) and (g) of this Section 10.

(d) Distribution of Restricted Stock Units - If a Participant to whom Units have been granted remains in the continuous employment of the Corporation or a Subsidiary Company during the entire Restriction Period or, in the case of a Participant who is a non-employee director, who remains a non-employee director during the entire Restriction Period, upon the expiration of the Restriction Period and the further expiration of any Retention Agreement applicable to such Units, all restrictions applicable to the Units shall lapse, and the Units shall be settled in cash or in Restricted Stock Unit Shares, based on Fair Market Value on the later of the date all applicable restrictions lapse or any Retention Agreement lapses. Settlement in cash in a single sum or issuance of Restricted Stock Unit Shares shall be made within thirty (30) days following the later of the expiration of the Restriction Period or any Retention Agreement applicable to such Units. The Participant may not, directly or indirectly, designate the taxable year of the settlement.

(e) Termination of Employment - If the employment of a Participant is terminated for any reason other than the Retirement, Disability, or death of the Participant in service before the expiration of the Restriction Period, the Units shall be forfeited immediately and all rights of the Participant with respect to such Units shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary

Company. If the Participant is granted a leave of absence before the expiration of the Restriction Period, the Participant shall not forfeit all rights with respect to any Units subject to the Restriction Period, unless the Participant’s employment with the Corporation or a Subsidiary Company terminates at any time during or at the end of the leave of absence for any reason other than Retirement, Disability, or death, at which time all rights of the Participant with respect to such Units shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.

(f) Retirement, Disability or Death - If the Participant’s employment is terminated by reason of the Retirement or Disability of the Participant before the expiration of the Restriction Period and no Performance Goals have been imposed, the restrictions on the Restricted Stock Units shall lapse upon the expiration of the Restriction Period and settlement of Restricted Stock Units shall be made at the end of the Restriction Period to the Participant as described in paragraph (d) of this Section 10; provided, however, if the Participant dies after Retirement or Disability and before the expiration of the Restriction Period, the restrictions on the Restricted Stock Units shall lapse and delivery shall be made to the Participant’s Beneficiary. If the Participant’s employment is terminated by reason of the Participant’s death in service before the expiration of the Restriction Period, the restrictions on the Restricted Stock Units shall lapse and delivery of the Restricted Stock Units shall be made to the Participant’s Beneficiary. Settlement of the Restricted Stock Units shall be made within thirty (30) days following the expiration of the Restriction Period. The Participant or Beneficiary may not, directly or indirectly, designate the taxable year of the settlement.

If the Participant’s employment is terminated by reason of the Retirement, Disability, or death of the Participant before the expiration of the Restriction Period and Performance Goals have been imposed, the restrictions on the Restricted Stock Units shall lapse if the Committee certifies that Performance Goals have been achieved, and settlement of the Restricted Stock Units shall be made to the Participant, or the Participant’s Beneficiary in the event of the Participant’s death, in accordance with paragraphs (b) and (d) of this Section 10.

(g) Waiver of Restrictions - The Committee, in its sole discretion, may waive any or all restrictions with respect to Units. If no Performance Goals have been imposed, settlement of the Units shall be made on the same settlement date that would have applied absent the waiver of restrictions. If Performance Goals have been imposed, settlement of the Units shall be made within two and one half months after the end of the year in which all restrictions are either waived or satisfied.

Section 11. PERFORMANCE SHARES

(a) General - The Committee, in its sole discretion, may from time to time authorize the grant of Performance Share Units to a Participant pursuant to an Award Agreement. Performance Share Units shall entitle the Participant to Performance Shares (or cash in lieu thereof) upon the achievement of Performance Goals. The Committee shall select the Performance Criteria, set the Performance Goals and assign Performance Criteria Weighting Percentages to each Performance Criterion or each combination thereof within ninety (90) days of the commencement of the Performance Cycle. Performance Share Units may not be sold, transferred, assigned, pledged, conveyed, or hypothecated.

After the end of the Performance Cycle, the Committee shall certify in writing to what extent the Performance Goals have been achieved. In determining whether Performance Goals have been achieved, special charges, restructuring charges and unusual or infrequent accounting adjustments which are significant, and restatements or reclassifications, all as determined in accordance with Generally Accepted Accounting Principles, which would have the effect of reducing the percentage of Performance Goals achieved shall be excluded, and which would have the effect of increasing the percentage of Performance Goals achieved shall be included, unless the Committee, in its discretion, determines otherwise. The Committee shall thereafter authorize the payment of such percentage of the value of the Performance Share Units as equal the percentage of Performance Goals that have been achieved to the Participant, or the Participant’s Beneficiary in the event of the Participant’s death after the end of the Performance Cycle, of (i) cash in lieu of Performance Shares, or (ii) either (1) the issuance of Performance Shares registered in the name of the Participant or (2) the electronic delivery of Performance Shares to a brokerage account established for the Participant’s benefit at a financial/

brokerage firm selected by the Corporation, subject to the provisions of any Retention Agreement that may be required by the Committee under Section 12 of the Plan, or (iii) both. Settlement in cash or issuance of Performance Shares shall be made within two and one half months after the end of the year in which the Performance Goals are achieved.

(b) Distribution or Forfeiture of Performance Shares - If the Participant’s employment with the Corporation or a Subsidiary Company is terminated before the end of a Performance Cycle for any reason other than Retirement, Disability, or death, the Participant shall forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. If the Participant is granted a leave of absence before the end of a Performance Cycle, the Participant shall not forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle, unless the Participant’s employment with the Corporation or a Subsidiary Company terminates at any time during or at the end of the leave of absence, at which time the Participant shall forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. If the Participant’s employment is terminated before the end of a Performance Cycle by reason of Retirement, Disability, or death, the Participant’s rights with respect to any Performance Shares being earned during the Performance Cycle shall, subject to the other provisions of this Section 11, continue as if the Participant’s employment had continued through the end of the Performance Cycle.

Section 12. RETENTION AGREEMENTS

(a) General - The Committee, in its sole discretion, may require as a condition of a grant, exercise, settlement or payment with respect to any Award under the Plan that the Participant and the Corporation enter into a Retention Agreement, which shall provide, (1) with respect to an Award of Restricted Stock Units, that the settlement of the Restricted Stock Units in Restricted Stock Unit Shares or cash shall not occur until the event specified in the Retention Agreement that is part of the Award, or (2) with respect to any portion of any Exercise Gain Shares, Restricted Shares, Restricted Stock Unit Shares, or Performance Shares, that (i) the certificate or certificates representing any such Awards, when issued, shall be held by the Secretary of the Corporation for the benefit of the Participant until such time as the retention period specified by the Retention Agreement has expired or has been waived by the Committee, whichever occurs first, or (ii) that any such Award, when delivered by electronic delivery to a brokerage account established for the Participant’s benefit at a financial/brokerage firm selected by the Corporation or by direct registration and held in uncertificated form, shall not be permitted to be transferred or sold until such time as the retention period specified by the Retention Agreement has expired or has been waived by the Committee, whichever occurs first.

Any dividends payable on shares subject to a Retention Agreement shall be paid to the Participant in cash on the date declared by the Board of Directors. Each Retention Agreement may include some or all of the terms, conditions and restrictions set forth in paragraphs (b) through (e) of this Section 12.

(b) Retention Period - Shares that are subject to the Retention Agreement may not be sold, transferred, assigned, pledged, conveyed, hypothecated or otherwise disposed of within such period of time of not less than twenty-four (24) months following the exercise date (in the case of Exercise Gain Shares) or the date of issuance (in the case of Restricted Shares, Restricted Stock Unit Shares, or Performance Shares), as shall be prescribed by the Committee.

(c) Termination of Employment - If a Participant’s employment with the Corporation or a Subsidiary Company is terminated for any reason other than Retirement, Disability, or death, shares subject to the Retention Agreement shall continue to be held, following the Participant’s termination of employment, until the expiration of the retention period specified by the Retention Agreement. If the Participant’s employment is terminated by reason of Retirement or Disability, shares then held subject to the Retention Agreement shall continue to be held until the expiration of the applicable retention period following termination of employment, but any such retention period shall cease upon the earlier of the Participant’s attainment of age 65 or the expiration of two (2) years after the Participant’s Retirement or Disability, if either of those events occurs before the expiration of the applicable retention period. If the Participant dies while shares are subject to a retention period under the Retention Agreement, such retention period shall expire immediately at the time of death.

(d) Leave of Absence - If a Participant is granted a leave of absence, shares subject to the Retention Agreement shall continue to be held during the leave of absence, until the expiration of the retention period specified by the Retention Agreement.

(e) Change in Control - Upon a Change in Control, the retention periods specified by all Retention Agreements shall immediately expire; provided, however, that any such waiver shall not accelerate the settlement of any Restricted Stock Units in a manner that would violate the requirements of Code Section 409A.

A Change in Control shall occur if:

(i) any person, other than the Corporation or a Subsidiary Company or any employee benefit plan sponsored by the Corporation or a Subsidiary Company, shall become the beneficial owner of, or obtain voting control over, 20% or more of the Corporation’s outstanding Common Stock;

(ii) (A) any consolidation or merger of the Corporation occurs in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities, or other property, other than a merger of the Corporation in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as immediately before, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Corporation occurs; or

(iii) there shall have been a change in the composition of the Board of Directors such that within any period of two (2) consecutive years or less individuals who at the beginning of such period constituted such Board, together with any new directors whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the beginning of such period, shall for any reason no longer constitute a majority of the directors of the Corporation.

(g) Waiver of Requirements - The Committee, in its sole discretion, may waive any or all retention periods or other restrictions in the Share Retention Agreement, provided that the waiver of restrictions does not accelerate the payment of any Restricted Stock Units in a manner that would violate the requirements of Code Section 409A.

(f) Distribution of Shares and Restricted Stock Units - The Corporation shall cause the shares subject to a Retention Agreement to be distributed to the Participant, or the Participant’s Beneficiary in the event of the Participant’s death, upon expiration of the retention period or other termination or waiver of the restrictions under this Section 12. The Corporation shall cause the Restricted Stock Units subject to a Retention Agreement to be distributed to the Participant upon the expiration of the retention period or to the Participant’s Beneficiary in the event of the Participant’s death.

Section 13. DIVIDEND EQUIVALENT PAYMENTS

The Committee may authorize the immediate payment, in cash or in Common Stock, of Dividend Equivalents on some or all of the shares of Common Stock covered by Options or Stock Appreciation Rights, as specified in the Award Agreement required under Section 6(a), Section 7 or Section 8(a) of the Plan. Dividend Equivalents payable on options may be paid in cash or Common Stock, at the discretion of the Committee.

The Committee may authorize the immediate or deferred payment of Dividend Equivalents on some or all of the shares of Common Stock covered by Restricted Stock Units that are not subject to Performance Goals, as specified in the Award Agreement required under Section 10 of the Plan. Dividend Equivalents payable on Restricted Stock Units may be paid in cash or converted to additional Restricted Stock Units, at the discretion of the Committee and as specified in the Award Agreement.

The Committee may authorize the deferred payment of Dividend Equivalents on some or all of the shares of Common Stock covered by Restricted Stock Units that are subject to Performance Goals, or by Performance Share Units, as specified in the Award Agreement described in Sections 10 or 11 of the Plan. Deferred Dividend Equivalents shall be paid only to the extent Performance Goals are achieved with respect to such Performance Share Units or Restricted Stock Units, and shall be distributed at the same time as the underlying Performance Shares, Restricted Stock Unit Shares, or cash equivalents thereto. Deferred Dividend Equivalents payable on Performance Share Units or on Restricted Stock Units that are subject to a Performance Goal may be paid in cash, or converted to additional Performance Shares or Restricted Stock Unit Shares (as applicable), at the discretion of the Committee and as specified in the Award Agreement.

Notwithstanding the above, Dividend Equivalents shall not be made or accumulated during a Participant’s leave of absence. If Dividend Equivalents provided under this section are to be paid immediately, the Dividend Equivalents shall be paid in cash on the date declared by the Board of Directors for the payment of dividends on Common Stock. If Dividend Equivalents provided under this section are to be deferred, the deferred Dividend Equivalents shall be paid or forfeited when the underlying Award is paid or forfeited.

Section 14. NON-COMPETE COVENANT

The Committee, in its sole discretion, may require as a condition of a grant of any Award under the Plan that the Participant execute a non-compete, non-solicitation and confidentiality agreement, which agreement shall require that such individual (i) not Engage in Competing Employment (as defined in this Section 14 of the Plan) nor solicit any employee of the Corporation or a Subsidiary Company to Engage in Competing Employment for a specified term following termination of employment (including Retirement), (ii) not solicit customers of the Corporation or a Subsidiary Company for a specified term following termination of employment (including Retirement), and (iii) maintain the Corporation’s and each Subsidiary Company’s confidential information in strict confidence, in accordance with the provisions of the agreement. The Committee, in its sole discretion, may further require as a condition of a grant, exercise, settlement or payment with respect to any Award under the Plan that the Award shall be subject to immediate forfeiture, and all rights of the Participant to such Award shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company, if the Participant Engages in Competing Employment for a specified period of time following termination of employment. The terms of such a non-compete covenant shall be as set forth in the agreement or grant providing the terms of an Award and are incorporated herein by reference. A non-compete covenant shall not apply to the settlement or payment of any Option (although it may apply to the grant or exercise of an Option). Settlement or payment of any other Award that is subject to a non-compete covenant shall occur upon the expiration of the Restriction Period, Performance Cycle, Retention Agreement, or other date upon which the Award would be settled and paid if the Participant had not terminated employment.

For purposes of the provision, “Engages in Competing Employment” shall mean to work for or provide services for any Competitor, on the Participant’s own behalf or in the service of or on behalf of others, including, but not limited to, as a consultant, independent contractor, owner, officer, partner, joint venturer, or employee, at any time during the specified period commencing on the date of his or her termination of employment (including Retirement). “Competitor” shall mean any entity in the same line of business as the Corporation in North American markets in which the Corporation competes, including, but not limited to, any North American Class I rail carrier, any other rail carrier competing with the Corporation (including without limitation a holding or other company that controls or operates or is otherwise affiliated with any rail carrier competing with the Corporation), and any other provider of transportation services competing with Corporation, including motor and water carriers.

Section 15. CAPITAL ADJUSTMENTS

In the event of a recapitalization, stock split, stock dividend, exchange, combination, or reclassification of shares, merger, consolidation, reorganization, or other change in or affecting the capital structure or capital stock of the Corporation, the Board of Directors, upon the recommendation of the Committee, may make appropriate adjustments in the number of shares of Common Stock authorized for the Plan and in the annual limitation imposed by Section 5 of this Plan; and the Committee may make appropriate adjustments in the number of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, or Performance Share Unit grants, and in the Option price of any then outstanding Options, as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants.

Section 16. REGULATORY APPROVALS

The exercise of each Option and Stock Appreciation Right, and the grant or distribution of Restricted Shares, Restricted Stock Units and Performance Shares, shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the satisfaction of withholding tax or other tax liabilities, or the listing, registration, or qualification of any shares of Common Stock upon any securities exchange or under any Federal or state law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise, grant, or distribution, then in any such event such exercise, grant, or distribution shall not be effective unless such liabilities have been satisfied or such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation.

Section 17. TERM OF THE PLAN

Awards may be granted from time to time under the terms and conditions of the Plan, but no Incentive Stock Option may be granted after the expiration of ten (10) years from the date of adoption of the Plan, as amended on May 14, 2015, by the Board of Directors; provided, that any future amendment to the Plan that is approved by the stockholders of the Corporation in the manner provided under Section 18 of this Plan shall be regarded as creating a new Plan, and an Incentive Stock Option may be granted under such new Plan until the expiration of ten (10) years from the earlier of the approval by the Board of Directors, or the approval by the stockholders of the Corporation, of such new Plan. Incentive Stock Options theretofore granted may extend beyond the expiration of that ten-year period, and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired upon the subsequent exercise of an Incentive Stock Option or related Stock Appreciation Right.

Section 18. AMENDMENT OR TERMINATION OF THE PLAN

The Corporation may at any time and from time to time alter or amend, in whole or in part, any or all of the provisions of the Plan, or may at any time suspend or terminate the Plan, through resolution of its Board of Directors, provided that no change in any Awards theretofore granted to any Participant may be made which would impair or diminish the rights of the Participant without the Participant’s consent, and provided further, that no alteration or amendment may be made without the approval of the holders of a majority of the Common Stock then outstanding and entitled to vote if (a) such stockholder approval is necessary to comply with the requirements of any rules promulgated under Section 16 of the Securities Exchange Act of 1934 or such other Federal or state laws or regulations as may be applicable, (b) the amendment materially increases the benefits accruing to Participants under the Plan, (c) materially increases the number of securities that may be issued under the Plan, or (d) materially modifies the requirements for participation in the Plan.

Section 19. FORFEITURE AND RECOUPMENT EVENTS

The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.

Any Award to a Participant under this Plan is subject to reduction, forfeiture, or recoupment to the extent provided under Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or as may be provided under any other applicable law.

Section 20. MISCELLANEOUS

(a) Fractional Shares - The Corporation shall not be required to issue or deliver any fractional share of Common Stock upon the exercise of an Option or Stock Appreciation Right, the award of Performance Shares, the payment of a dividend equivalent in Common Stock pursuant to Section 13 of the Plan or the withholding of shares of Common Stock for payment of taxes required to be withheld, but may pay, in lieu thereof, an amount in cash equal to the Fair Market Value of such fractional share.

(b) Withholding - The Corporation and its Subsidiary Companies shall have the right, to the extent permitted by law, to deduct from any payment of any kind otherwise due to a Participant any Federal, state or local taxes of any kind required by law to be withheld with respect to Awards under the Plan, and to the extent any such withholding requirements are not satisfied, each Participant shall pay to the Corporation any Federal, state or local taxes of any kind required by law to be withheld with respect to Awards under the Plan. The Corporation shall have the right to withhold shares of Common Stock, including fractional shares, from payment as necessary to satisfy any withholding obligations, but may only withhold the minimum number of shares necessary to do so. If fractional shares are withheld, any remaining fractional shares shall be paid in cash to the Participant as provided under paragraph (a) of this Section 20. The Participant or Beneficiary shall remain responsible at all times for paying any Federal, state or local taxes of any kind with respect to Awards under the Plan. In no event shall the Corporation or the Committee be liable for any interest or penalty that a Participant or Beneficiary incurs by failing to make timely payments of tax.

(c) Acceleration of Payments to Avoid Conflicts of Interest - To the extent permitted by Code Section 409A and not prohibited by Section 6(a) of the Plan, the Committee may, in its sole discretion and with the consent of a Participant or Beneficiary, accelerate the time or schedule of a payment under the Plan, or make a substitute cash payment upon cancellation of a Participant’s Award, in either case to the extent reasonably necessary for a Participant or Beneficiary to avoid the violation of an applicable Federal, state, local or foreign ethics law or conflicts of interest law (including where such payment is reasonably necessary to permit the Participant or Beneficiary to participate in activities in the normal course of his or her position in which the Participant or Beneficiary would otherwise not be able to participate under an applicable rule). The Corporation’s chief executive officer may exercise the authority granted to the Committee in this paragraph with respect to any Participant or Beneficiary who is neither a current or former director of the Corporation nor a current Executive Officer of the Corporation.

(d) Stockholder Rights - No person shall have any rights of a stockholder by virtue of an Option, Stock Appreciation Right, or Performance Share Unit except with respect to shares of Common Stock actually issued to him, and the issuance of shares of Common Stock shall confer no retroactive right to dividends. A Participant’s right to receive Dividend Equivalents shall not, by itself, confer upon the Participant the rights or privileges of a stockholder.

(e) No Contract of Employment - This Plan shall not be deemed to be an employment contract between the Corporation or any Subsidiary Company and any Participant or other employee. Nothing contained herein, or in any agreement, certificate or other document evidencing, providing for, or setting forth the terms and conditions applicable to any Awards shall be deemed to confer upon any Participant or other employee a right to continue in the employment of the Corporation or any Subsidiary Company, or to interfere with the right of the Corporation or any Subsidiary Company to terminate the employment of such Participant or employee at any time.

(f) Unfunded Plan - Except as may otherwise be provided in the Plan, the Plan shall be unfunded. Neither the Corporation nor any Subsidiary Company shall be required to segregate any assets that may be represented by Options, Stock Appreciation Rights, Performance Share Units, or Restricted Stock Units, and neither the Corporation nor any Subsidiary Company shall be deemed to be a trustee of any amounts to be paid under an Option, Stock Appreciation Right, Performance Share Unit, or Restricted Stock Unit. Any liability of the Corporation to pay any Participant or Beneficiary with respect to an Option, Stock Appreciation Right, Performance Share Unit, or Restricted Stock Unit shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Corporation or a Subsidiary Company.

(g) Applicable Law - The Plan, its validity, interpretation, and administration, and the rights and obligations of all persons having an interest therein, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except to the extent that such laws may be preempted by Federal law.

(h) Gender and Number - Wherever used in the Plan, words in the masculine form shall be deemed to refer to females as well as to males, and words in the singular or plural shall be deemed to refer also to the plural or singular, respectively, as the context may require.

(i) Code Section 409A - The Plan is intended, and shall be construed, to comply with the requirements of Code Section 409A. The Corporation does not warrant that the Plan will comply with Code Section 409A with respect to any Participant or with respect to any payment, however. In no event shall the Corporation or the Committee be liable for any additional tax, interest, or penalty incurred by a Participant or Beneficiary as a result of the Plan’s failure to satisfy the requirements of Code Section 409A, or as a result of the Plan’s failure to satisfy any other applicable requirements for the deferral of tax.

ANNUAL MEETING OF STOCKHOLDERS OF

NORFOLK SOUTHERN CORPORATION

May 14, 2015

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, proxy card and Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/17278/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS,
AND THIS PROXY CARD WILL BE VOTED ACCORDINGLY IF NO CHOICE IS SPECIFIED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK
AS SHOWN HERE ☒

1.	ELECTION OF THIRTEEN DIRECTORS.	FOR	AGAINST	ABSTAIN
1.1	Thomas D. Bell, Jr.	☐	☐	☐

1.2	Erskine B. Bowles	☐	☐	☐

1.3	Robert A. Bradway	☐	☐	☐

1.4	Wesley G. Bush	☐	☐	☐

1.5	Daniel A. Carp	☐	☐	☐

1.6	Karen N. Horn	☐	☐	☐

1.7	Steven F. Leer	☐	☐	☐

1.8	Michael D. Lockhart	☐	☐	☐

1.9	Amy E. Miles	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
		FOR	AGAINST	ABSTAIN
1.	10 Charles W. Moorman, IV	☐	☐	☐

1.	11 Martin H. Nesbitt	☐	☐	☐

1.	12 James A. Squires	☐	☐	☐

1.	13 John R. Thompson	☐	☐	☐

2.	The ratification of the appointment of KPMG LLP, independent registered public accounting firm, as Norfolk Southern’s independent auditors for the year ending December 31, 2015.	☐	☐	☐

3.	Approval of executive compensation as disclosed in the proxy statement for the 2015 Annual Meeting of Stockholders.	☐	☐	☐

4.	Approval of the amended Executive Management Incentive Plan as disclosed in the proxy statement for the 2015 Annual Meeting of Stockholders.	☐	☐	☐

5.	Approval of the amended Long-Term Incentive Plan as disclosed in the proxy statement for the 2015 Annual Meeting of Stockholders.	☐	☐	☐

In addition, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

NORFOLK SOUTHERN CORPORATION

May 14, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT May 13, 2015 the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN-PERSON - You may vote your shares in person by attending the Annual Meeting. To be admitted, you must bring photo identification and - if you are a beneficial owner of shares held in street name - proof of stock ownership.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card and Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/17278/
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS,
AND THIS PROXY CARD WILL BE VOTED ACCORDINGLY IF NO CHOICE IS SPECIFIED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK
AS SHOWN HERE ☒

1.	ELECTION OF THIRTEEN DIRECTORS.	FOR	AGAINST	ABSTAIN
1.1	Thomas D. Bell, Jr.	☐	☐	☐

1.2	Erskine B. Bowles	☐	☐	☐

1.3	Robert A. Bradway	☐	☐	☐

1.4	Wesley G. Bush	☐	☐	☐

1.5	Daniel A. Carp	☐	☐	☐

1.6	Karen N. Horn	☐	☐	☐

1.7	Steven F. Leer	☐	☐	☐

1.8	Michael D. Lockhart	☐	☐	☐

1.9	Amy E. Miles	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
		FOR	AGAINST	ABSTAIN
1.	10 Charles W. Moorman, IV	☐	☐	☐

1.	11 Martin H. Nesbitt	☐	☐	☐

1.	12 James A. Squires	☐	☐	☐

1.	13 John R. Thompson	☐	☐	☐

2.	The ratification of the appointment of KPMG LLP, independent registered public accounting firm, as Norfolk Southern’s independent auditors for the year ending December 31, 2015.	☐	☐	☐

3.	Approval of executive compensation as disclosed in the proxy statement for the 2015 Annual Meeting of Stockholders.	☐	☐	☐

4.	Approval of the amended Executive Management Incentive Plan as disclosed in the proxy statement for the 2015 Annual Meeting of Stockholders.	☐	☐	☐

5.	Approval of the amended Long-Term Incentive Plan as disclosed in the proxy statement for the 2015 Annual Meeting of Stockholders.	☐	☐	☐

In addition, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

NORFOLK SOUTHERN CORPORATION

THREE COMMERCIAL PLACE, NORFOLK, VIRGINIA 23510

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 14, 2015
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints and authorizes James A. Hixon, Denise W. Hutson and Virginia K. Fogg, and each or any of them, proxy for the undersigned, with full power of substitution, to represent and vote all shares of Norfolk Southern Corporation common stock held by the undersigned with the same force and effect as the undersigned at the Annual Meeting of Stockholders of Norfolk Southern Corporation to be held at the Conference Center, Williamsburg Lodge, South England Street, Williamsburg, Virginia, on Thursday, May 14, 2015, at 8:30 A.M., Eastern Daylight Time, and at any adjournments, postponements or rescheduling thereof, upon the matters more fully set forth in the Proxy Statement, dated March 25, 2015, and to transact such other business as properly may come before such meeting(s).

The undersigned acknowledges receipt of the Notice and Proxy Statement dated in each case March 25, 2015. All other proxies heretofore given by the undersigned to vote shares of Norfolk Southern Corporation common stock are expressly revoked hereby.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE OTHER SIDE BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, RATIFICATION OF KPMG AS INDEPENDENT AUDITORS, AND APPROVAL OF EXECUTIVE COMPENSATION, THE AMENDED EXECUTIVE MANAGEMENT INCENTIVE PLAN AND AMENDED LONG-TERM INCENTIVE PLAN. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on the reverse side.)